SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES

EXCHANGE ACT OF 1934

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[X] Preliminary Information Statement       [_] Confidential, For Use of the Commission only
                                                (as permitted by Rule 14c-5(d)(2))
[_] Definitive Information Statement

ATLAS-REPUBLIC CORPORATION

(Name of Registrant as Specified in Its Charter)

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                                  [PRELIMINARY COPY]

                              ATLAS-REPUBLIC CORPORATION

                        NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                         AND
                                DISSENTER’S RIGHTS NOTICE

                                                                          New York, New York
                                                                          May 6, 2002

To all Shareholders of Atlas-Republic Corporation:

       Notice is hereby given pursuant to the provisions of the Colorado Business Corporation Act that a Special Meeting of the Shareholders of Atlas-Republic Corporation, a Colorado corporation, will be held at the Company’s new executive offices at 2 Mott Street, 7th Floor, New York, New York on June 13, 2002.

       The purposes of this Meeting are to consider, discuss, vote and act upon the following:

    1.   A proposal to elect three directors for fiscal year 2002.

    2.   A proposal to change our corporate name from Atlas-Republic Corporation to “AMCO Transport Holdings, Inc.” This name change, if approved, would be effected in connection with our reincorporation in Delaware as the result of our merger with and into our subsidiary, AMCO Transport Holdings, Inc. as described in paragraph 3 below.

    3.   A proposal to change our state of incorporation from Colorado to Delaware by means of a merger of Atlas-Republic Corporation with and into AMCO Transport Holdings, Inc., a newly formed Delaware corporation that is wholly owned by us. AMCO will be the surviving corporation in the merger, and the effect of the merger will be to change the law applicable to our corporate affairs from the Colorado Business Corporation Act to the Delaware General Corporation Law. This change in applicable law results in some differences in stockholders' rights. See "Comparison of Stockholder Rights."

    4.   A proposal to approve a share exchange agreement among us and the shareholders of Bestway Coach Express Inc., pursuant to which each shareholder of Bestway will exchange all of the shares of Bestway common stock held by that shareholder for, in the aggregate, 28,000,000 shares of our authorized, but unissued, common stock.

    5.   A proposal to approve the AMCO Transport Holdings, Inc. 2002 Stock Plan.

    6.   A proposal to approve the AMCO Transport Holdings, Inc. 2002 Employee Stock Compensation Plan.

    7.   A proposal to change our independent auditors to Livingston, Wachtell & Co., LLP for fiscal year 2002.

    8.   To consider other business that may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other business that might come before the meeting.

       Bestway Coach Express Inc. and Stephen M. Siedow, who collectively own 88.6% of our outstanding common stock, have advised us that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the special meeting of shareholders.

DISSENTER’S RIGHTS NOTICE

       Atlas-Republic Corporation hereby offers you dissenter's rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act, as amended. If you elect to exercise your dissenter's rights in accordance with Article 7-113-204, you will be paid the fair value of your share of common stock as determined by our board of directors. Our board has determined the fair value of each share of our common stock to be $0.03. The determination of the per share fair value was computed based on a number of considerations including the following:

    (1)   We have had no operations for approximately 4 years;

    (2)   We have a negative book value and no assets as of December 31, 2001;

    (3)   Similar public shell companies have been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.03 per share.

       If you elect to exercise your dissenters' rights, you must comply with the applicable procedures specified in Sections 7-113-201 through 7-113-209 of the Colorado Business Corporation Act in order to receive payment of the fair value of your common stock. In compliance with Section 7-113-201 of the Colorado Business Corporation Act, a copy of Article 113 of the Colorado Business Corporation Act is attached as Appendix A to the accompanying Information Statement filed on Schedule 14 C.

       In order to obtain the fair value payment for your Atlas-Republic shares, you must mail or deliver your intention to so receive a fair value payment no later than June 13, 2002, to the following address:

                              The Board of Directors
                           Of Atlas-Republic Corporation
                                   2 Mott Street
                                     7th Floor
                             New York, New York 10013

       Our board of directors believes that the proposals specified above are in our best interests, however, you are entitled to assert your dissenter’s rights to receive payment (fair value of $0.03 per share) no later than June 13, 2002, as a result of proposals 2 and 4 above pursuant to Section 7-113-102 of the Colorado Business Corporation Act. We are not asking you for a proxy in conjunction with this meeting.

******************************

       Our board of directors has unanimously approved the above proposals, believes that they are in the best interest of our shareholders and recommends their adoption.

By order of the Board of Directors,

/s/ Wilson Cheng
WILSON CHENG, CHAIRMAN

DATED: May 6, 2002

                         PRELIMINARY INFORMATION STATEMENT

              SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 13, 2002

                           ATLAS-REPUBLIC CORPORATION
                                  2 MOTT STREET
                                    7th Floor
                            NEW YORK, NEW YORK 10013

                                   May 6, 2002

                               GENERAL INFORMATION

       This Information Statement is furnished in connection with a special meeting of shareholders called by our board of directors to be held at our new executive offices at 2 Mott Street, 7th Floor, New York, New York at 11:00 a.m. local time on June 13, 2002, and at any and all postponements, continuations or adjournments thereof. This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to our shareholders on or about May 6, 2002.

       All shares of our common stock, $.00001 par value per share, represented in person or by proxy will be eligible to be voted at the meeting. Bestway Coach Express Inc. and Stephen M. Siedow, who collectively own 88.6% of our outstanding common stock, have advised us that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the special meeting of shareholders.

                         WE ARE NOT ASKING FOR A PROXY AND

                     YOU ARE REQUESTED NOT TO SEND US A PROXY.

      The enclosed information statement is provided by our board of directors for use at the special meeting of shareholders to be held at our new executive offices at 2 Mott Street, 7th Floor, New York, New York at 11:00 a.m. on June13, 2002, and at any adjournment or adjournments of the meeting.

      Our shareholders of record at the close of business on April 24, 2002, (i.e., the record date) will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. On that date we had 9,343,750 outstanding shares of common stock entitled to one (1) vote per share.

      The presence, whether in person, via telephone or other permitted means of attendance, of the holders of a majority of the voting shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

DISSENTER’S RIGHTS

General

      We hereby offer you, our shareholder, dissenter's rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act. If you elect to exercise your dissenter’s rights in accordance with Article 7-113-204, you will be paid the fair value of your shares as determined by our board of directors.

      Our board of directors has determined that the fair value of each share of our common stock is $0.03. The determination of the per share fair value was computed based on a number of considerations including the following:

    (i)   We have had no operations for approximately 4 years;

    (ii)  We have a negative book value and no assets as of December 31, 2001; and

    (iii) Similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.03 per share.

      Our board of directors believes that our reincorporation in the State of Delaware, which will be effected by the merger of Atlas-Republic Corporation with and into our wholly-owned Delaware subsidiary, AMCO Transport Holdings, Inc. and the subsequent share exchange among AMCO Transport Holdings, Inc. and the shareholders of Bestway Coach Express Inc. pursuant to which Bestway will become our wholly-owned subsidiary and we will issue 28,000,000 shares of our authorized, but unissued, common stock to Bestway’s shareholders, are each in the best interest of our shareholders. However, shareholders are entitled to assert their dissenter's rights and receive payment of fair value (fair market value of $0.03 per share) no later than June 13, 2002, as a result of these transactions as explained in Section 7-113-102 of the Colorado Business Corporation Act.

      In order to obtain the fair market value payment for your shares, you must mail or deliver a statement of your intention to the following address:

                                        The Board of Directors
                                     Of Atlas-Republic Corporation
                                            2 Mott Street
                                              7th Floor
                                       New York, New York 10013

      Pursuant to Article 113 of the Colorado Business Corporation Act, you have the right and are entitled to dissent from the completion of the merger and subsequent share exchange described above and elsewhere in this information statement and receive payment of the fair value of Atlas-Republic common stock owned by you. If you elect to exercise your dissenters' rights, you must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113- 302 of the Colorado Business Corporation Act, as summarized below, in order to receive payment of the fair value of any common shares. In compliance with Section 7-113-201 of the Colorado Business Corporation Act, a copy of Article 113 of the Colorado Business Corporation Act is attached to this information statement as Appendix A and it is summarized below.

Summary of Article 113 of the Colorado Business Corporation Act

The following is only a summary of the procedures for dissenting shareholders prescribed by sections 7-113-101 through 7-113-302 of the Colorado Business Corporation Act and is qualified in its entirety by the full text of article 113 of the Colorado Business Corporation Act which is attached to this information statement as Appendix A

      Section 7-113-102 of the Colorado Business Corporation Act provides that each record or beneficial shareholder of Atlas-Republic Corporation is entitled to dissent from the merger and subsequent share exchange described above and elsewhere in this information statement and demand payment of the fair value of the shares of common stock owned by that shareholder. In accordance with Section 7-113-202 of the Colorado Business Corporation Act, in order for a shareholder to exercise dissenters' rights, the shareholder must, prior to the taking of the vote of the shareholders on the merger and subsequent share exchange, deliver to us written notice of the shareholder's intent to demand payment for shares in the event the merger and subsequent share exchange is approved and shall not vote the shareholder's shares in favor of the merger and subsequent share exchange.

      In accordance with Section 7-113-203 of the Colorado Business Corporation Act, within ten days after the merger and subsequent share exchange are effected, we must deliver a written dissenter's notice to all of our shareholders who satisfy the requirements of Section 7-113-202 of the Colorado Business Corporation Act, accompanied by a copy of Article 113 of the Colorado Business Corporation Act. The dissenter's notice must state that the merger and subsequent share exchange was authorized and the effective date or proposed effective date of the merger and subsequent share exchange, set forth the address at which we will receive payment demands and where stock certificates shall be deposited, supply a form for demanding payment, which form shall request an address from the dissenting shareholder to which payment is to be made, and set the date by which we must receive the payment demand and stock certificates, which date shall not be less than 30 days after the date the dissenter's notice was delivered. Furthermore, the dissenter's notice may require that all beneficial shareholders, if any, certify as to the assertion of dissenters' rights.

      Pursuant to Section 7-113-204 of the Colorado Business Corporation Act, a shareholder receiving the dissenter's notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the dissenter's notice. A shareholder who does not comply with the foregoing requirements is not entitled to the fair value of such shareholder's shares under Article 113 of the Colorado Business

Corporation Act.

      Upon the later of the effective date of the merger and share exchange, or upon receipt of a demand for payment by a dissenting shareholder, we must pay each dissenting shareholder who complies with Section 7-113-204 the amount we estimate to be the fair value of such shares, plus accrued interest in accordance with Section 7-113-206 of the Colorado Business Corporation Act. The payment must be accompanied by (i) our balance sheet as of the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (ii) a statement of our estimate of the fair value of the shares; (iii) an explanation by us of how the interest was calculated; (iv) a statement of the dissenting shareholder's right to demand payment under Section 7-113-209 of the Colorado Business Corporation Act; and (v) a copy of Article 113 of the Colorado Business Corporation Act.

      If a dissenting shareholder is dissatisfied with our payment or offer of payment, the dissenting shareholder, pursuant to Section 7-113-209 of the Colorado Business Corporation Act, may notify us in writing within 30 days after we make or offer to pay each dissenting shareholder, of the shareholder's own estimate of the fair value of the shares and the amount of interest due, and demand payment of the shareholder's estimate, less any payment already made by us under Section 7-113-206, or reject our offer under Section 7- 113-208 and demand payment for the fair value of the shares and interest due. A dissatisfied dissenting shareholder may effect the foregoing if:

      (i)   the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated;

      (ii)   we have failed to make payment within 60 days after the date set for demanding payment; or

      (iii)   We do not return the deposited stock certificates within the time specified by Section 7-113-207 of the Colorado Business Corporation Act.

      If a demand for payment under Section 7-113-209 remains unresolved, we may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of April 23, 2002, the number of shares of common stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of the outstanding common stock of Atlas-Republic Corporation. Also included are the shares held by all executive officers and directors as a group.

Name and Address                    Amount and Nature                  Percent
of Beneficial Owner                 of Beneficial Owner                of Class
-------------------------          --------------------                --------
Bestway Coach Express Inc.           7,000,000 (1)                      74.9%
2 Mott Street, 7th Floor
New York, New York  10013

Stephen M. Siedow                    1,282,872                          13.6%
12373 E. Cornell Avenue
Aurora, Colorado  80014

All directors and executive
officers as a group (five persons)   7,000,000 (2)                      74.9%

      (1)   Consists of shares purchased from Stephen M. Siedow on April 23, 2002.

      (2)   Consists of the 7,000,000 shares held by Bestway. The officers and directors as a group own 62.14% of Bestway’s issued and outstanding capital stock either directly or through their affiliates and therefore they are deemed to be the beneficial owners of the 7,000,000 shares.

Changes in Control

      On March 19, 2002 Bestway entered into a Stock Purchase Agreement with Stephen M. Siedow pursuant to which Bestway acquired 7,000,000 shares of our common stock from Mr. Siedow on April 23, 2002 for an aggregate purchase price of $250,000 or $.0357 per share. The shares as of the date of acquisition and as of the date hereof amount to approximately 74.9% of our issued and outstanding common stock. Also, in connection with the acquisition of the shares by Bestway, Bestway loaned us $101,500 to pay off some of our accrued liabilities. This loan is evidenced by a promissory note, dated April 23, 2002, by us in favor of Bestway. The note bears interest at the simple rate of 8% and is due and payable on April 23, 2003. Bestway used cash that it obtained from the sale of its common stock in a private placement under Regulation D of the Securities Act that closed on April 19, 2002 to finance the acquisition of control of Atlas-Republic Corporation and the loan made to Atlas.

      If proposal Number 4, described in more detail below, is approved, as anticipated, at the meeting, then we (after we are redomiciled to the State of Delaware and our name is changed to AMCO Transport Holdings, Inc.) will effect a share exchange with the stockholders of Bestway. Pursuant to the share exchange we will issue, in the aggregate, 28,000,000 shares of our common stock to the Bestway stockholders in exchange for all of the issued and outstanding common stock of Bestway. Bestway will become our wholly-owned subsidiary and the stockholders of Bestway will own, assuming no shares of our common stock are issued prior to the consummation of this share exchange, approximately 75% of our common stock. The existing stockholders of Atlas-Republic would therefore own the remaining 25% of our common stock. The remaining group of Atlas-Republic Corporation stockholders consists of Bestway itself , which would continue to own 7,000,000 shares of our common stock after the share exchange is consummated (approximately 18.69%), Stephen M. Siedow, who will continue to own 1,282,872 shares of our common stock after the share exchange is consummated (approximately 3.43%) and the other stockholders of Atlas-Republic Corporation, who will continue to own, in the aggregate, 1,060,878 shares of our common stock after the share exchange is consummated (approximately 2.83%).

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      Three directors are to be elected at the meeting. These directors will serve until the next annual meeting of shareholders and until their successors have been duly elected and have qualified. All of the nominees are currently directors. The nominees were appointed as directors on April 23, 2002 at the closing of the acquisition by Bestway of 7,000,000 shares of our common stock from Stephen M. Siedow. At the closing, Mr. Siedow resigned as our sole director and simultaneously appointed the three nominees as directors to fill all vacancies on the board. All nominees have consented to be named and have indicated their intent to serve if elected. The board of directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the board of directors will occur.

      The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

Name                                Age              Position(s) With the Company

Wilson Cheng                         30              CEO, President, Treasurer and Chairman
                                                     of the Board of Directors since April 23, 2002

Vivian Cheng                         33              Executive Vice President and Director since
                                                     April 23, 2002

Kelvin Chan                          34              Chief Operating Officer, General Manager
                                                     and Director since April 23, 2002

      Wilson Cheng is the founder of Bestway Coach Express Inc., a bus service company with 23 busses and one van that provides special destination, charter, tour and other services. He is also its Chairman, Chief Executive Officer, President and Treasurer. He has served in such capacities since the inception of Bestway in August 1997. From 1993 to August 1997, Mr. Cheng was the President of Bestway Tour & Travel Inc., a travel agency located in New York City.

      Vivian Cheng has served as the Executive Vice President and Secretary of Bestway Coach Express Inc, a bus service company with 23 busses and one van that provides special destination, charter, tour and other services, since its inception in August 1997. From 1993 to August 1997, Ms. Cheng served as the Vice President of Bestway Tour & Travel Inc., a travel agency located in New York City. Prior to that, Ms. Cheng served as Tour Marketing Manager of Chinese American Travel, Inc., from October 1987 through February 1993.

      Kelvin Chan has served as the Chief Operating Officer and General Manager of Bestway Coach Express Inc., a bus service company with 23 busses and one van that provides special destination, charter, tour and other services, since October 1998. Prior to that, Mr. Chan was responsible for development, marketing and management of all development and sales at D&D Trading Inc. from June 1988 to September 1998.

      Wilson Cheng, and Vivian Cheng are siblings.

      None of the above designees has received any compensation from Atlas-Republic Corporation, and there have been no transactions between us and any of these designees other than as set forth in this Information Statement.

Certain Relationships and Related Transactions

      On April 23, 2002, Bestway Coach Express Inc. acquired 7,000,000 shares of our common stock (74.9%) from Stephen M. Siedow, who had been our controlling stockholder and sole officer and director. The acquisition of the shares by Bestway was effected pursuant to a stock purchase agreement, dated March 19, 2002, among Bestway, Mr. Siedow and Atlas-Republic Corporation. Bestway paid Mr. Siedow $250,000.00 for the shares. Bestway simultaneously loaned us $101,500 to pay off accrued liabilities existing as of the date that Bestway acquired the shares from Mr. Siedow. The loan matures on April 23, 2003 and it accrues interest at the simple rate of 8% until it is paid off. At the same time that Bestway acquired the shares, we granted Mr. Siedow piggy back registration rights relating to the remaining 1,282,872 shares that he continues to hold. The piggy back registration rights require us to use our reasonable best efforts to cause Mr. Siedow’s shares to be included in any registration statement (other than a registration statement on Form S-4 or Form S-8 or on any successor forms) that we file with the Securities and Exchange Commission under which we or our selling stockholders are selling our securities for cash. As part of the transaction, Mr. Siedow also agreed that for the one year period following the registration of his remaining shares he will not sell during any three-month period a number of those shares that exceeds the greater of: (i) one percent of the shares of our common stock outstanding as shown by the most recent report or statement published by us, (ii) the average weekly reported volume of trading in our securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association and/or reported through the OTC Bulletin Board and any other venue where our common stock is traded during the four calendar weeks immediately preceding the same, or (iii) a non-cumulative monthly limit of 150,000 shares.

      Wilson Cheng is the founder and President of Bestway. He is also the holder of 6,400,000 shares (45%) of its common stock. Ronald C.H. Lui, who became our Assistant Treasurer on April 23, 2002, is the beneficial owner of 2,300,000 shares (16.42%) of Bestway’s common stock indirectly through entities that he controls. Therefore, together, Mr. Cheng and Mr. Lui control Bestway. Vivian Cheng and Kelvin Chan, are currently our only other officers and directors. They are also executive officers and directors of Bestway.

Committees and Board Meetings

      We do not have a standing audit, nominating or compensation committee or any committee performing a similar function although we intend to form such committees in the future.

Management

      In addition to the nominees named above, who are currently our executive officers and directors, the following people are part of our management team.

Name                                Age              Position(s) With the Company

Jovi Chen                            25              Vice President of Sales and Marketing

Ronald Lui                           51              Assistant Treasurer

      Jovi Chen, has served as Vice President of Sales and Marketing of Bestway Coach Express Inc., a bus service company with 23 busses and one van that provides special destination, charter, tour and other services, since Bestway’s inception in August 1997. Prior to joining Bestway he served as Tour Manager of Bestway Tour & Travel Inc. from July 1995 to August 1997.

      Ronald Lui has been the Chief Executive Officer, President and a director of Minghua Group International Holdings Limited, a developer of alternative energy vehicles, since April 2, 2001. For the previous five years, Mr. Lui worked for Fuller International Development Ltd., a real estate development company, as the Southeast Asia Regional Director. Mr. Lui is also the Chairman and controlling stockholder of Loyalty United (US), Inc., a private investment holding company that was formed in October of 2001.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers

      During the years ended December 31, 2001 and 2000, we did not pay any cash or cash equivalent compensation to any executive officer. We have no agreement or understanding, express or implied, with any executive officer concerning employment or compensation for services. When the share exchange between us and the shareholders of Bestway is effected as contemplated by Proposal 4 below, our executive officers will likely enter into employment contracts with us. See Appendix F to this information statement.

Employee Incentive Compensation Plans

      During the years ended December 31, 2001 and 2000, no director or officer of Atlas-Republic Corporation received compensation pursuant to any incentive compensation plan. We currently have in place an Employee Stock Compensation Plan and a Compensatory Stock Option Plan. We currently have no long-term incentive plans, as that term is defined in the rules and regulations of the Securities and Exchange Commission. We expect to cancel these plans once the plans contemplated by proposals 5 and 6 are adopted.

      Employee Stock Compensation Plan

      We have adopted the 1998 Employee Stock Compensation Plan for employees, officers, directors and advisors. We have reserved a maximum of 2,500,000 common shares to be issued upon the grant of awards under the Employee Stock Compensation Plan. The Employee Stock Compensation Plan is administered by our board or a committee of our board. No shares have been awarded under the Employee Stock Compensation Plan. We expect to cancel this plan once the plans contemplated by proposals 5 and 6 are adopted.

      Compensatory Stock Option Plan

      We have adopted the 1998 Compensatory Stock Option Plan for officers, employees, directors and advisors. We have reserved a maximum of 3,500,000 shares of our common stock to be issued upon the exercise of options granted under this plan. The plan will not qualify as an “incentive stock option” plan under Section 422 of the Internal Revenue Code of 1986, as amended. Options will be granted under the plan at exercise prices to be determined by our board or other plan administrator. No options have been granted under this plan. We expect to cancel this plan once the plans contemplated by proposals 5 and 6 are adopted.

Compensation of Directors

      We have no standard arrangements in place to compensate our directors for their service as directors or as members of any committee of directors. In the future, if we retain non-employee directors, we may decide to compensate them for their service to us as directors and members of committees.

INDEMNIFICATION POLICY

      Pursuant to Colorado law, our Certificate of Incorporation excludes personal liability on the part of our officers and directors to us for monetary damages based upon any violation of their fiduciary duties as such, except as to liability for any acts or omissions which involve intentional misconduct fraud or a knowing violation of law or for improper payment of dividends. This exclusion of liability does not limit any right which an officer or director may have to be indemnified and does not affect any officer or director's liability under federal or applicable state securities laws. We may purchase directors’ and officers’ insurance.

NO STOCKHOLDER ACTION REQUIRED

      Our board has recommended that stockholders vote FOR the election of all nominees. Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting. Therefore, no action is required on your part. This information statement is being sent to you for informational purposes only. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL NOS. 2 AND 3

NAME CHANGE AND REINCORPORATION IN DELAWARE

Change of Corporate Name

      On April 23, 2002, Bestway Coach Express Inc. acquired control of us from Stephen M. Siedow, who had been our controlling stockholder and our sole officer and director, so that Bestway could ultimately enter into a business combination with us and thereby become a publicly-traded reporting company. Bestway was incorporated in New York on August 4, 1997. It is a motorcoach service provider with 23 motorcoaches and 1 van. Bestway currently provides specialized destination route services to casinos in Atlantic City, New Jersey, which accounts for approximately 55% of its revenues, charter services to tour and travel agencies, which accounts for approximately 33% of its revenues and airport services, sightseeing services and other services which accounts for the remaining 10% of its revenues. Bestway maintains a garage depot at 183 7th Avenue, Brooklyn, New York 11215, which is located in the Park Slope area of Brooklyn. Its bus fleet and maintenance department is located at this garage. Bestway’s executive offices are located at 2 Mott Street, New York, New York 10013. Its telephone number at this address is (212) 608 - 8988 and its fax number at this address is (212) 608 -9169. Bestway currently has 30 full-time employees and no part-time employees. For more information about Bestway, see the supplement attached to this information statement as Appendix F.

      After effecting the share exchange referred to in 4 below, we intend to significantly expand our newly-acquired bus service operations through acquisitions in order to create a nationwide motorcoach service provider. Bestway currently operates in New York, New Jersey and Connecticut. We hope to expand into other geographic markets that we do not currently serve through Bestway by acquiring established motorcoach service providers that are leaders in their regional markets. We also plan to acquire additional motorcoach operations in our current geographical market, including acquisitions that either broaden the range of services provided by us in our current market or expand the geographic scope of our operations in this market.

      In connection with the share exchange and acquisition of Bestway our board of directors believes it is important that our corporate name be reflective of our future business enterprise. Accordingly, on April 23, 2002, our board unanimously approved "AMCO Transport Holdings, Inc." as our corporate name. Our name will be changed upon the effectiveness of our reincorporation in the State of Delaware.

      Upon effectiveness of the name change and reincorporation in the state of Delaware, certificates for shares of our common stock issued under Atlas-Republic Corporation's name will continue to represent your interest in us under the new name. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR STOCK CERTIFICATES, ALTHOUGH STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH, AT THEIR SOLE EXPENSE.

      We will attempt to have the trading symbol for our common stock changed from “ARPB” to a symbol more readily associated with our new name.

      The name change and reincorporation will be effected on or about June 13, 2002 after the expiration of the time period required in 14c-5 of the Securities Exchange Act of 1934.

Reincorporation in Delaware

      Our board of directors has approved a proposal to change our state of incorporation from Colorado to Delaware. The reincorporation will be effected by merging us (Atlas-Republic Corporation, a Colorado corporation) with and into AMCO Transport Holdings, Inc., a Delaware corporation, formed by us for the purpose of the reincorporation, in accordance with the terms of an Agreement and Plan of Merger. A copy of the form of merger agreement is attached to this information statement as Appendix B, and statements in this information statement regarding the merger agreement are qualified by reference to the complete merger agreement.

      Upon the effective date of the reincorporation, each outstanding share of our common stock will be automatically exchanged for one share of the common stock of AMCO Transport Holdings, Inc. We will cease to exist as a Colorado corporation, and AMCO Transport Holdings, Inc. will be the continuing or surviving corporation of the reincorporation. Thus, AMCO will succeed to all of our business and operations, own all of our assets and other properties and will assume and become responsible for all of our liabilities and obligations. The reincorporation, therefore, will not involve any change in our business, properties or our management. The name of the surviving company will be AMCO Transport Holdings, Inc.

Purpose of Merger and Reincorporation

      The purpose of the reincorporation is to change our state of incorporation and legal domicile from Colorado to Delaware. Our board of directors believes that this change in the domicile would be in our best interests and in the best interests of our shareholders.

      Delaware has long been a leading state in adopting, construing and implementing comprehensive and flexible corporate laws that respond to the legal and business needs of corporations. As a result, the Delaware General Corporation Law is widely regarded to be one of the best-defined bodies of corporate law in the United States. The Delaware legislature is particularly sensitive to corporate law issues, and Delaware courts have developed considerable expertise in construing Delaware's corporate law. Accordingly, our board of directors believes that Delaware law would provide greater predictability in our legal affairs than is currently available under Colorado law.

      The interests of our board of directors, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under Colorado law. A discussion of the principal differences between Colorado and Delaware law as they affect shareholders is set forth below in the section entitled "Significant Changes Caused by the Reincorporation."

Authorized Shares of Stock

      Our Certificate of Incorporation authorizes 500,000,000 shares of common stock, par value $0.00001 per share, of which 9,343,750 shares of common stock are issued and outstanding as of the record date and 20,000,000 shares of preferred stock, par value $0.00001 per share, of which none are outstanding. AMCO’s Certificate of Incorporation authorizes 500,000,000 shares of Common Stock, par value $0.00001 per share and 20,000,000 shares of preferred stock, par value $0.00001 per share. No shares of any capital stock will be issued by AMCO in connection with the Reincorporation, other than the shares of AMCO’s common stock to be exchanged for our outstanding common stock and the issuance of warrants in exchange for any then outstanding warrants.

Conversion of the Stock

      As soon as the reincorporation becomes effective, each outstanding share of our common stock will automatically convert into and be exchanged for one share of AMCO common stock, and our shareholders will automatically become stockholders of AMCO.

      In addition, each outstanding option, right or warrant to acquire shares of our common stock outstanding upon the reincorporation will be converted into an option, right or warrant to acquire the same number of shares of AMCO common stock.

      Therefore, beginning on the effective date of the reincorporation, each Atlas-Republic Corporation stock certificate which was outstanding immediately prior to the reincorporation will automatically represent the same number of AMCO Transport Holdings, Inc. shares. Our stockholders need not exchange their stock certificates for AMCO stock certificates. Likewise, stockholders should not destroy their old certificates and should not send their old certificates to us, either before or after the effective date of the reincorporation.

Transferability of Shares

      Shareholders whose shares of our common stock are freely tradable before the reincorporation will own shares of AMCO common stock that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold shares of AMCO that have the same transfer restrictions after the reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold AMCO stock certificates will be deemed to have acquired their shares on the date they originally acquired their Atlas-Republic Corporation shares.

      After the reincorporation, AMCO will continue to be a publicly held company, and, like Atlas-Republic Corporation shares, shares of AMCO will be quoted on the OTC Bulletin Board, however under a different trading symbol and CUSIP number. AMCO will also file with the SEC and provide to its stockholders the same types of information that Atlas-Republic Corporation has previously filed and provided.

Certain Federal Income Tax Consequences of the Reincorporation

      The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

      The following discussion sets forth the principal U.S. federal income tax consequences of the reincorporation to our shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to a particular shareholder based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.

      The following disclosure is based on the Internal Revenue Code of 1986, regulations, rulings and decisions in effect as of the date of this information statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to the consequences of reincorporation. No rulings have been or will be requested from the Internal Revenue Service with respect to the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

      The reincorporation provided for in the merger agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Atlas-Republic Corporation or AMCO Transport Holdings, Inc. Each former holder of our common stock will have the same basis in the capital stock of AMCO received by that holder pursuant to the reincorporation as that holder has in our common stock held by that holder at the time the reincorporation is consummated. Each shareholder's holding period with respect to AMCO common stock will include the period during which that holder held the corresponding Atlas-Republic Corporation common stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation.

Accounting Treatment

      In accordance with accounting principles generally accepted in the United States, we expect that the reincorporation will be accounted for as a combination of entities under common control and recorded at historical cost.

Regulatory Approvals

      We will obtain all required consents of governmental authorities, including the filing of a Certificate of Merger with the Secretary of State of Colorado, the filing of a Certificate of Merger with the Secretary of the State of Delaware and the filing of this information statement on Schedule 14C with the Securities and Exchange Commission.

Significant Changes Caused by the Reincorporation

      When the reincorporation is effected, a shareholder's rights will be governed by Delaware law (i.e., the Delaware General Corporation Law) and not Colorado law (i.e., the Colorado Business Corporation Act). The statutes and court decisions with respect to the rights of stockholders under the Delaware General Corporation Law in relation to their rights under the Colorado Business Corporation Act are different in some respects. In addition, both statutes often permit a corporation to provide in its Articles or Certificate of Incorporation or By-Laws for a specific action to be taken and, accordingly, reference must also be made to these corporate documents, rather than only to the respective statutory provisions, if a shareholder is to understand what actions are permissible for a corporation. Copies of our articles of incorporation and our by-laws, before reincorporation, can be examined at our office or copies will be sent to a shareholder upon request. Our articles of incorporation and our bylaws, before reincorporation, were also filed as exhibits to our Registration Statement on Form 10SB-12G, which was filed with the Securities and Exchange Commission on March 9, 2001 and may be obtained by visiting the SEC’s website at www.sec.gov. Attached to this information statement as Appendix C and Appendix D are the certificate of incorporation and bylaws, respectively, of AMCO Transport Holdings, Inc.

      The following is an explanation of the material differences between the rights of our shareholders under Colorado law as is currently the case and under Delaware law following reincorporation. The following discussion does not purport to constitute a detailed comparison of all of the provisions of the Delaware General Corporation Law and the Colorado Business Corporation Act, but does attempt to describe material differences in areas which we believe may be of interest to a shareholder. Shareholders are referred to these laws for a definitive treatment of the subject; however, we will be pleased to respond to any specific question which a shareholder may have.

      (1)   Special Meetings of Shareholders. Under the Colorado Business Corporation Act, a special meeting of shareholders may be called by the Board of Directors or by such other persons as may be authorized in a corporation's Articles of Incorporation or By-Laws and a special meeting may be called by holders of ten percent of the votes. Under Delaware law, special meetings of the stockholders may be called only by the Board of Directors unless otherwise provided in the Certificate of Incorporation or By-Laws. AMCO’s Certificate of Incorporation and By-Laws allow stockholders owning a majority of the amount of the entire capital stock of the Company issued and outstanding to call a special meeting.

      (2)   Action Without a Meeting. Under Colorado Law, unless the articles or the regulations provide otherwise, any action which may be taken by shareholders or directors at a meeting may be taken without a meeting upon the unanimous written consent of the shareholders or directors, respectively. Delaware Law provides that any action which may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing and subsequent notice is given.

      (3)   Inspection of Shareholders List. Delaware law requires a Delaware corporation to keep, and permits any stockholder of record to inspect, under most circumstances, the stockholders' list of a corporation. Colorado law allows any shareholder or group of shareholders to inspect the shareholders' list of the corporation, upon reasonable written notice to the corporation. Under Colorado law, the stockholders list is available for any shareholder to inspect at every shareholder meeting.

      (4)   Dissenters' Rights. Under both Delaware and Colorado law, a dissenting shareholder of a corporation participating in certain transactions may, under varying circumstances, receive cash in the amount of the fair value of his, her or its shares, in lieu of the consideration the shareholder would otherwise receive in any such transaction, if a vote of the shareholders for the transaction is required. Delaware law does not require such dissenters' rights of appraisal if in a merger or consolidation, the corporation is the surviving corporation, and no vote of the stockholders of the surviving corporation is required to approve the merger. In addition, both Delaware and Colorado law require such dissenters' rights for a reorganization, merger or consolidation, but eliminates dissenters' rights for shares listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or were held of record by more than two thousand (2,000) shareholders.

      (5)   Indemnification of the Officers and Directors. Both Delaware and Colorado law permit corporations to indemnify present and former directors, officers and employees, within certain guidelines.

      (6)   Dissolution. Under both Colorado and Delaware law, shareholders holding a majority of shares entitled to vote thereon may authorize a corporation's dissolution.

      (7)   Amendments to By-Laws. Under Colorado law, the Board of Directors may amend the By-Laws at any time unless the Articles of Incorporation reserve such power exclusively to the shareholders. The current Articles of Incorporation do not prohibit director approval of By-Law amendments. A Delaware corporation may, in its Certificate of Incorporation, also confer the power to adopt, amend or repeal by-laws upon the directors. Under AMCO’s certificate of incorporation, the directors are granted this power.

      (8)   Mergers, Acquisitions and Other Transactions. Colorado Law and Delaware Law generally require approval of mergers and dispositions of substantially all of a corporation's assets by a majority of the voting power of the corporation, unless the Articles of Incorporation permit a different proportion. Under the present Articles, approval of such matters requires the affirmative vote of the holders of a majority of the voting power of the corporation. Under AMCO’s certificate of incorporation, shareholder approval in the case of mergers and dispositions of substantially all of a corporation's assets will also require a majority of the voting power of the corporation. Delaware Law does not require shareholder approval in the case of asset and share acquisitions.

      Our board of directors recommends that you vote FOR the name change and reincorporation into the State of Delaware. Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting. Therefore, no action is required on your part. This information statement is being sent to you for informational purposes only. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL NO. 4

APPROVAL OF SHARE EXCHANGE WITH BESTWAY COACH EXPRESS INC.

General

      At the meeting our shareholders will consider and vote upon a proposal to enter into a Share Exchange Agreement to be among AMCO Transport Holdings, Inc. (i.e., our successor company after reincorporation in Delaware as contemplated by Proposal No. 2 above), Bestway Coach Express Inc. and the shareholders of Bestway in substantially the form of Appendix E to this Information Statement. Pursuant to the share exchange agreement we will issue 28,000,000 shares of our authorized, but unissued, common stock in exchange for all of the issued and outstanding common stock of Bestway. Upon consummation of the transactions contemplated by the share exchange agreement, Bestway will become our wholly-owned subsidiary. The proposed transaction is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986 as amended. A copy of the share exchange agreement is attached as Appendix E to this information statement.

      Upon consummation of the share exchange, our existing shareholders (including, Bestway, which is the holder of 7,000,000 shares of our common stock), will own, in the aggregate 9,343,750 shares of our common stock (approximately 25% of the outstanding common stock) and the shareholders of Bestway will own, in the aggregate, 28,000,000 shares of our common stock (approximately 75%). Attached to this information statement as Appendix F is a supplement that contains information regarding the business, operations and financial condition of Bestway, including audited financial statements of Bestway for the fiscal years ended November 30, 2001 and 2000.

Our Future Operations After Consummation of the Share Exchange

      We have been a blank check company with very limited operations since approximately August 1998. Our business purpose since then has been to enter into a business combination with one or more privately held businesses. We will acquire Bestway through the share exchange. As of immediately after the consummation of the share exchange we will have no business other than the business of Bestway, which will become our wholly-owned subsidiary.

      Bestway was incorporated in New York on August 4, 1997. It is a motorcoach service provider with 23 motorcoaches and 1 van. Bestway currently provides specialized destination route services to casinos in Atlantic City, New Jersey, which accounts for approximately 75% of its revenues and charter services to tour and travel agencies, which accounts for approximately the remaining 25% of its revenues. Bestway maintains a garage depot at 183 7th Avenue, Brooklyn, New York 11215, which is located in the Park Slope area of Brooklyn. Its bus fleet and maintenance department is located at this garage. Bestway’s executive offices are located at 2 Mott Street, New York, New York 10013. Its telephone number at this address is (212) 608 - 8988 and its fax number at this address is (212) 608 -9169. Bestway currently has 30 full-time employees and no part-time employees.

      After the share exchange we intend to significantly expand Bestway’s current operations through acquisitions in order to create a nationwide motorcoach service provider. Bestway currently operates in New York, New Jersey and Connecticut. We hope to expand into other geographic markets that Bestway does not currently serve by acquiring established motorcoach service providers that are leaders in their regional markets. We also plan to acquire additional motorcoach operations in our current geographical market, including acquisitions that either broaden the range of services provided by us in our current market or expand the geographic scope of our operations in this market.

      Attached as Appendix F is a supplement to this information statement that contains more complete information regarding the business, operations and financial condition of Bestway, including audited financial statements of Bestway for the fiscal years ended November 30, 2001 and 2000.

Regulatory Approvals

      Consummation of the share exchange agreement does not require any regulatory approvals other than the federal filings required under applicable U.S. securities laws in connection with this information statement and the filing of a Form D and related state securities law filings in connection with the issuance of our common stock to the stockholders of Bestway.

Restrictions on Resale of Stock Issued to Bestway Shareholders

      We will issue 28,000,000 shares of our common stock to the shareholders of Bestway upon consummation of the share exchange. The shares will be issued to the Bestway shareholders in reliance on an exemption from the registration requirements of the Securities Act of 1933 for an offer and sale of securities that does not involve a public offering and the related safe harbor provided by Rule 506 of Regulation D of the Securities Act and, in some instances, in reliance on Regulation S promulgated under the Securities Act. None of the shares issued to Bestway shareholders will be registered under the Securities Act or with any securities regulatory authority of any state of the United States or other jurisdiction and, therefore, the shares being issued to the Bestway shareholders cannot be resold in the absence of a registration, except pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Federal Income Tax Consequences

      The share exchange will not have any federal income tax consequences to our shareholders.

Summary of the Share Exchange Agreement

The following is a brief summary of certain provisions of the share exchange agreement. This description is qualified in its entirety by reference to the complete text of the share exchange agreement, a copy of which is attached to this information statement as Appendix E. All stockholders are urged to carefully read the share exchange agreement in its entirety.

Share Exchange

      Pursuant to the terms of the share exchange agreement, we will issue 28,000,000 shares of our common stock, in the aggregate, to the shareholders of Bestway in exchange for all of the issued and outstanding common stock of Bestway. The proposed transaction is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986 as amended. Upon consummation of the share exchange, the shareholders of Bestway will own, in the aggregate, 75% of our outstanding common stock.

The Closing

      The closing of the transactions contemplated by the share exchange agreement is scheduled to take place as soon as practicable after the meeting and our reincorporation in the State of Delaware.

Representations, Warranties and Covenants

      We make various representations and warranties in the share exchange agreement, including, among others, representations and warranties related to corporate organization and similar corporate matters; the validity of the shares of our common stock being issued to Bestway’s stockholders, our financial statements and books and records, the absence of material adverse changes since December 31, 2001, compliance with laws, authorization and enforceability; non-contravention of transactions contemplated by the share exchange; absence of undisclosed liabilities; litigation; and the accuracy of information relating to us contained in information delivered to Bestway and contained in reports filed by us with the Securities and Exchange Commission. The Agreement contains similar representations by Bestway to us. The representations and warranties of the parties will survive the closing for a period of 12 months.

      Each of the parties to the share exchange agreement also makes covenants to the other relating to the period between the signing of the share exchange agreement and the closing of the transactions contemplated by it regarding the continued conduct of its business in the ordinary course, the preservation of its business, notification regarding any litigation, and the continued effectiveness of the representations and warranties made by the parties. The parties also agreed that each party would pay its own costs and expenses, that each party would keep information disclosed to it confidential for a period of 1 year after the closing with some exceptions, and that each party will take such further action as may be necessary or desirable to carry out the provisions of the share exchange agreement and the transactions contemplated by it.

Conditions to the Closing

      The closing of the transactions contemplated by the share exchange agreement are conditioned upon the representations of the parties being true and correct in all material respects at the closing, all regulatory and other approvals being obtained, no litigation existing as of the closing that would modify or prevent the transactions contemplated by the share exchange agreement from occurring, and the delivery of stock certificates and other documents.

Indemnification

      In the share exchange agreement each party agrees to indemnify the other and hold the other harmless from and against any and all losses, liabilities, damages, costs and expenses arising out of any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by that party in the share exchange agreement.

Description of Securities

      Our Bylaws provide that our directors are elected for one-year terms, until the next annual meeting of stockholders or until their successors are duly elected and qualified.

      Our Common Stock is the only class of voting securities outstanding. The holders of Common Stock are entitled to one vote for each share held. Our Certificate of Incorporation provides that the affirmative vote of a majority of the votes cast at a shareholders’ meeting is sufficient to effect any corporate action upon which shareholders may or must vote. Our Common Stock does not carry cumulative voting rights; thus holders of more than 50% of the Common Stock will have the power to elect all directors if they wish and, as a practical matter, to control us. Holders of Common Stock are not entitled to preemptive rights, and the Common Stock is not subject to redemption.

      The affirmative vote of a simple majority of the outstanding Common Stock is necessary to remove a director. A special meeting of stockholders may be called by the Chairman of the Board, the President, a majority of the Board of Directors, or stockholders owning in the aggregate 10% or more of the Common Stock. Holders of Common Stock are entitled to receive, pro rata, dividends if, when and as declared by the Board of Directors out of funds legally available therefor.

      Upon liquidation, dissolution or winding up of Atlas-Republic Corporation, holders of Common Stock are entitled to share ratably in our assets that are legally available for distribution to stockholders after payment of liquidation preferences and outstanding redemption rights, if any, on our outstanding preferred stock, and are not subject to further calls or assessments.

      Our board of directors recommends that you vote FOR the approval of the share exchange with Bestway. Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting. Therefore, no action is required on your part. This information statement is being sent to you for informational purposes only. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL 5

ADOPTION OF THE AMCO TRANSPORT HOLDINGS, INC.
2002 STOCK PLAN

      On April 23, 2002, the board of directors of AMCO Transport Holdings, Inc., our board and Atlas-Republic Corporation as sole stockholder of AMCO Transport Holdings, Inc., adopted the 2002 Stock Plan, subject to the receipt of shareholder approval of the plan by our shareholders (i.e., the shareholders of Atlas-Republic Corporation) within one year of its adoption. The principal terms of the plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Appendix G.

Summary Description of the Plan

      Purpose. The purpose of the plan is to secure for AMCO and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, AMCO and its subsidiary corporations who are expected to contribute to our future growth and success. The plan permits grants of options to purchase shares of common stock and awards of shares of common stock that are restricted (i.e., subject to a repurchase right in favor of AMCO).

      Administration. The plan will be administered by the board of directors or a committee consisting of two or more directors (or such greater number of directors as may be required under applicable law). The board or the committee is referred to in this description of the plan as the "Committee". The Committee will have the authority to determine the specific terms and conditions of all options and restricted stock awards granted under the plan, including, without limitation, the number of shares subject to each option or restricted stock award, the price to be paid for the shares and the applicable vesting criteria. The Committee will make all other determinations necessary or advisable for the administration of the plan.

      Eligibility. Options and restricted shares may be granted under the plan to persons who are, at the time of grant, in a business relationship with AMCO; provided, that incentive stock options may only be granted to individuals who are employees of AMCO (within the meaning of Section 3401(c) of the Internal Revenue Code). The plan defines business relationship as a relationship in which a person is serving AMCO, its parent or any of its subsidiaries in the capacity of an employee, officer, director, advisor or consultant.

      Shares Available for Awards. The maximum aggregate number of restricted shares or shares of common stock that may be issued upon the exercise of options awarded under the plan is 20,000,000 subject to adjustment as described below. No employee will be granted options for more than 2,000,000 shares of common stock, or awarded more than 2,000,000 restricted shares under the plan in any one fiscal year, subject to adjustments as described below.

      The number and kind of shares available under the plan are subject to adjustment in the event of reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding.

      Vesting and Option Periods. Except as may be provided in an applicable option agreement or restricted stock purchase agreement, no option or restricted stock award made to a reporting person (for purposes of Section 16(b) of the Exchange Act) under the plan may be exercisable or may vest until at least six months after the date of grant, and once exercisable, an option will remain exercisable until the expiration or earlier termination of the option. Each option made to an employee will expire on the date determined by the Committee, but not later than 10 years after the date of grant.

      Transferability. The plan provides, with limited exceptions, that rights or benefits under any option are not assignable or transferable except by will or the laws of descent and distribution, and that only the participant (or, if the participant has suffered a disability, his or her legal representative) may exercise the option during the participant's lifetime. Restricted shares may only be transferred after the applicable restrictions have lapsed.

Option Grants.

      An option is the right to purchase shares of common stock at a future date at a specified price. An option may either be an incentive stock option, as defined in the Internal Revenue Code, or a nonqualified stock option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock unless the exercise price is at least 110% of the fair market value of shares of common stock subject to the option (compared to 100% of fair market value for persons holding less than 10%) and the option by its terms is not exercisable after expiration of five years from the date such option is granted (compared to 10 years for persons holding less than 10%). To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the options as of the date of grant of the options) of stock with respect to which incentive stock options first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to incentive stock options granted under the plan or any other plan), the options will be treated as nonqualified stock options.

      Full payment for shares purchased on the exercise of any option, except as provided below, must be made at the time of exercise (i) by delivery of shares of common stock having a fair market value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the board of directors) which the board of directors determines are consistent with the purpose of the plan and with applicable laws and regulations or (iii) by any combination of these methods of payment.

Restricted Stock Awards

      The Committee may from time to time in its discretion award restricted shares to and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the recipient for restricted shares. At the time an award of restricted shares is made, the Committee is required to establish a period of time applicable to the award which cannot be less than one year nor more than ten years. Each award of restricted shares may have a different restricted period. In lieu of establishing a restricted period, the Committee may establish restrictions based only on the achievement of specified performance measures. At the time an award is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the restricted period and for the lapse of termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the restricted period with respect to all or any portion of the restricted shares. Such conditions may include, without limitation, the death or disability of the employee to whom restricted shares are awarded, retirement of the employee pursuant to normal or early retirement under any retirement plan or termination of the employee’s employment other than for cause, or the occurrence of a change in control. These conditions may also include performance measures. The Committee may also, in its discretion, shorten or terminate the restricted period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares at any time after the date the award is made.

      Holders of restricted shares generally have the rights and privileges of a shareholder as to the restricted shares, including the right to vote restricted shares, except that the following restrictions apply: (i) with respect to each restricted share, the employee is not entitled to delivery of an unlegended certificate until the expiration or termination of the restricted period, and the satisfaction of any other conditions prescribed by the Committee, relating to such restricted share; (ii) with respect to each restricted share, the share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the restricted period, and the satisfaction of any other conditions prescribed by the Committee, relating to such restricted share (except, subject to the provisions of the employee’s stock restriction agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder) and (iii) all of the restricted shares as to which restrictions have not at the time lapsed will be forfeited and all rights of the employee to those restricted shares will terminate without further obligation on the part of the company unless the employee has remained a regular full-time employee of the company or any of its subsidiaries, or a consultant to the company or a subsidiary under a post-employment consulting arrangement, until the expiration or termination of the restricted period and the satisfaction of any other conditions prescribed by the Committee applicable to the restricted shares.

Termination of Employment.

      Generally, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee’s business relationship) at any time within three (3) months following the termination of the optionee's business relationship with the company or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option will expire immediately upon termination. The Committee has the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs.

      No incentive stock option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the company, except that: (i) an incentive stock option may be exercised within the period of three months after the date the optionee ceases to be an employee of the company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to the option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the plan; (ii) if the optionee dies while in the employ of the company, or within three months after the optionee ceases to be such an employee, the incentive stock option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the company, the incentive stock option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

Recapitalizations, Mergers and Related Transactions.

      If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of common stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of common stock or other securities, an appropriate and proportionate adjustment is made in (x) the maximum number and kind of shares reserved for issuance under the plan, (y) the number and kind of restricted shares granted and shares or other securities subject to any then outstanding options under the plan, and (z) the exercise price for each share subject to any then outstanding options under the plan, without changing the aggregate purchase price as to which such options remain exercisable.

.

      If the company is the surviving corporation in any reorganization, merger or consolidation of the company with one or more other corporations, any then outstanding restricted shares or option granted pursuant to the plan will pertain to and apply to the securities to which a holder of the number of shares of common stock subject to such restricted shares or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

      If there is a consolidation or merger in which the company is not the surviving corporation, or sale of all or substantially all of the assets of the company in which outstanding shares of common stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the company (collectively, a "Corporate Transaction"), the board of directors of the company, or the board of directors of any corporation assuming the obligations of the company, may, in its discretion, take any one or more of the following actions, as to outstanding options and restricted shares: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the common stock will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of common stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all restrictions on restricted shares shall lapse in full or in part and all or any outstanding options shall become exercisable in full or in part immediately prior to such event.

      Termination of or Amendments to the plan. The authority to grant new options under the plan will terminate on April 23, 2012, unless the plan is terminated prior to that time by the board of directors. Such termination typically will not affect rights of participants which accrue prior to such termination. The board of directors may at any time, and from time to time, modify or amend the plan in any respect, except that if at any time the approval of the shareholders of the company is required under Section 422 of the Code or any successor provision with respect to incentive stock options, or under Rule 16b-3, the board of directors may not effect such modification or amendment without such approval. Amendments to the plan will not, without the written consent of a participant, adversely affect such participant's rights under an option previously granted.

Federal Income Tax Consequences of Awards under the Plan

      The federal income tax consequences of the plan under current federal law, which is subject to change, are summarized in the following discussion, which deals with the general tax principles applicable to the plan. State and local tax consequences are beyond the scope of this summary.

      Nonqualified Stock Options. No taxable income will be realized by an option holder upon the grant of a nonqualified stock option under the plan. When the holder exercises the nonqualified stock option, however, he or she will generally recognize ordinary income equal to the difference between the option price and the fair market value of the shares at the time of exercise. The company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the option holder. Upon a subsequent disposition of the common stock, the option holder will realize short-term or long-term capital gain or loss, depending on how long the common stock is held equal to the difference between the selling price and the fair market value of the shares at the time of exercise. The company will not be entitled to any further deduction at that time.

      Incentive Stock Options. An employee who is granted an incentive stock option under the plan does not recognize taxable income either on the date of its grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. However, any appreciation in value of the common stock after the date of the grant will be includable in the participant's federal alternative minimum taxable income at the time of exercise in determining liability for the alternative minimum tax. If common stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the common stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "Disqualifying Disposition"), the participant generally will recognize ordinary income at the time of such Disqualifying Disposition equal to the difference between the exercise price and the fair market value of the Common stock on the date the incentive stock option is exercised or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the common stock is held. These holding requirements do not apply to an option that is exercised after an employee’s death. Unlike the case in which a nonqualified stock option is exercised, the company is not entitled to a tax deduction upon either the grant or exercise of an incentive stock option or upon disposition of the Common stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

      Restricted Stock Awards. An award of restricted shares will be taxable as ordinary income to the participant at the time that the award becomes nonforfeitable or vested, in an amount equal to the value of the stock subject to the award that is becoming nonforfeitable at the time minus any amount the participant paid for the stock. The company is entitled to a deduction at the time and to the extent that the participant recognizes ordinary income. Any cash dividends received by the participant with respect to shares of restricted stock prior to the date that the participant realizes income with respect to his restricted stock award will be treated by the participant as compensation taxable as ordinary income; and the company will be entitled to a deduction equal to the amount of ordinary income realized by the participant.

      If a participant makes an election pursuant to Section 83(b) of the Code within 30 days after the participant receives an award of restricted stock, the participant would recognize ordinary income in the amount of the Fair Market Value of the shares on the date awarded minus the purchase price paid for such shares even though they are still subject to a risk of forfeiture. In such case, future appreciation in the stock will not be treated as taxable compensation. However, if the shares are forfeited after the taxable year in which the election is made, the participant will not get a corresponding deduction.

      We anticipate that we will grant options under the plan to our employees, directors and consultants in fiscal year 2002. Our board has not yet determined the amount or extent of such option grants. We cannot determine at this time how many options would have been granted had the plan been in effect for last fiscal year.

      Upon consummation of the share exchange with Bestway as described in proposal number 4 above, approximately 35 people, including our employees, directors and consultants, are eligible to participate in the plan.

      Our board of directors recommends that you vote FOR the approval of the AMCO Transport Holdings, Inc. 2002 Stock Plan. Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting. Therefore, no action is required on your part. This information statement is being sent to you for informational purposes only. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL NO. 6

APPROVAL OF AMCO TRANSPORT HOLDINGS, INC.
2002 EMPLOYEE STOCK COMPENSATION PLAN

      On April 23, 2002, the board of directors of AMCO Transport Holdings, Inc., our board and Atlas-Republic Corporation as sole stockholder of AMCO Transport Holdings, Inc., adopted the 2002 Employee Stock Compensation Plan, subject to the receipt of shareholder approval of the plan by our shareholders (i.e., the shareholders of Atlas-Republic Corporation) within one year of its adoption. The principal terms of the plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Appendix H.

Summary Description of the Plan

Purpose of this Plan.

      This 2002 Employee Stock Compensation Plan is intended to further our growth and advance our best interests and those of our affiliates by supporting and increasing our ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in those persons, and to stimulate the active interest of those persons in our development and success and the development and success of our affiliates. The plan provides for stock compensation through the award of our common stock.

Administration of the Plan.

      Our board of directors or a compensation committee that we create in the future will be responsible for the administration of this plan, and will have sole power to award our common shares under this plan. The board (or the compensation committee) has full authority and sole and absolute discretion to interpret the plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering the plan. The determination of those eligible to receive an award of shares under the plan rests in the sole discretion of the board (or the compensation committee). Awards of common shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to a participant. The board (or the compensation committee) may correct any defect, supply any omission or reconcile any inconsistency in the plan in the manner and to the extent it deems necessary to carry the plan into effect. Any decision made, or action taken, by the board (or the compensation committee) arising out of or in connection with the interpretation and administration of the plan is final and conclusive.

      Stock Subject to the Plan.

      The maximum number of shares available for issuance under the plan is 20,000,000.

      Persons Eligible to Receive Awards.

      The plan provides that awards may only be granted to “Employees,” which term is defined as (i) our (and our affiliates’) executive officers, our (and our affiliates’) officers and directors (including our (and our affiliates’) advisory and other special directors); (ii) our (and our affiliates’) full-time and part-time employees; (iii) natural persons engaged by us or our affiliates as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by us or our affiliates.

Grants or Awards of Plan Shares.

      Our board (or a compensation committee) has complete discretion to determine when and to which eligible participants shares may be granted, and the number shares to be awarded to each eligible participant. A grant to an eligible participant may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law. Shares awarded other than for services rendered will be sold at not less than the fair value of the shares on the date of grant. No grant will be made if, in the judgment of the board (or the compensation committee), a grant would constitute a public distribution within the meaning of the Securities Act or the rules and regulations promulgated under the Securities Act.

Assignability.

      An award of shares under the plan may not be assigned. The shares delivered pursuant to the award may be assigned only after those shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

Amendment and Termination of the Plan.

      The board (or the compensation committee) may suspend or terminate the plan at any time or from time to time, the suspension or termination will not adversely affect the rights of a person granted an award under the plan prior to that date. Otherwise, the plan will terminate on the earlier of April 23, 2012 or the date when all reserved plan shares have been issued. The board may amend the plan; however, the board does not have the authority to extend the term of the plan or to amend the definition of "Employee" contained in the plan.

Reorganizations and Recapitalizations.

      The shares of our common stock subject to the plan are shares of the common stock of AMCO Transport Holdings, Inc. as currently constituted. If, and whenever, AMCO effects a subdivision or consolidation of shares or other capital readjustment, the payment of a common stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of common stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of common stock subject to this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

      Our issuance of shares of common stock of any class, or securities convertible into shares of common stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of our shares or our obligations convertible into or exchangeable for shares of our Common Stock or our other securities, shall not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to the plan.

Federal Income Tax Consequences of Awards under the Plan

      The federal income tax consequences of the plan under current federal law, which is subject to change, are summarized in the following discussion, which deals with the general tax principles applicable to the plan. State and local tax consequences are beyond the scope of this summary.

      An award of shares will be taxable as ordinary income to the participant at the time that the award is made in an amount equal to the value of the stock subject to award minus any amount the participant paid for the stock. We are entitled to a deduction at the time and to the extent that the participant recognizes ordinary income.

      We anticipate that we will award stock to eligible participants under the plan in fiscal year 2002. Our board has not yet determined the amount or extent of such awards. We cannot determine at this time how many awards would have been granted had the plan been in effect for last fiscal year.

      Upon consummation of the share exchange with Bestway as described in proposal number 4 above, approximately 35 people, including our employees, directors and consultants, are eligible to participate in the plan.

      Our board of directors recommends that you vote FOR the approval of the AMCO Transport Holdings, Inc. 2002 Employee Stock Compensation Plan. Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting. Therefore, no action is required on your part. This information statement is being sent to you for informational purposes only. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL NO. 7

APPROVAL OF A CHANGE OF OUR INDEPENDENT AUDITORS
TO LIVINGSTON, WACHTELL & CO., LLP FOR FISCAL YEAR 2002

      The firm of Larry O’Donnell, CPA, P.C. served as the independent auditor for Atlas-Republic Corporation for the fiscal year ended December 31, 2001 and 2000. Atlas-Republic Corporation has appointed Livingston, Wachtell & Co., LLP as independent auditors for the year ending December 31, 2002.

      The audit reports on our financial statements for 2001 and 2000 were unqualified, did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was made by our board of directors. To our knowledge, there were no disagreements with the former auditors, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Larry O’Donnell, CPA, P.C.’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

      Representatives of Livingston, Wachtell & Co., LLP are expected to be present at the meeting and they will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

      Our board of directors recommends that you vote FOR the ratification of Livingston, Wachtell & Co., LLP as our auditors for the fiscal year ending December 31, 2002. Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting. Therefore, no action is required on your part. This information statement is being sent to you for informational purposes only. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ANNUAL REPORT

      A copy of our Annual Report on Form 10-KSB for the year ended December 31, 2001 accompanies this Information Statement. The Form 10-KSB includes a list of the exhibits that have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

DOCUMENTS INCORPORATED BY REFERENCE

      Our Annual Report on Form 10-KSB for the year ended December 31, 2001 is incorporated herein by reference, including:

      a--Item 6. Management's Discussion and Analysis or Plan of Operation; and

      b--Item 7. Financial Statements.

      The Appendices to this Information Statement are incorporated into this Information Statement by this reference, including the information and financial statements contained in Appendix I.

      The enclosed Information Statement is being distributed by our board of directors. The cost of distribution will be borne by us. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.

DIVIDENDS

      We have never paid dividends with respect to our common stock and currently do not have any plan to pay cash dividends in the future. There are no contractual restrictions on our present or future ability to pay dividends. Future dividend policy is subject to the discretion of our board of directors and is dependent upon a number of factors, including future earnings, capital requirements and our financial condition. The Colorado Business Corporation Act provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.

AUDIT FEES

      The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the most recent fiscal year and the reviews of the financial statements included in our Forms 10-QSB for that fiscal year were $1,390.

FINANCIAL INFORMATION SYSTEMS DESIGN AND
IMPLEMENTATION FEES AND ALL OTHER FEES

      Our principal accountant for the year ended December 31, 2001, Larry O’Donnell, CPA, P.C., did not bill us any amount for (i) services relating to the design or implementation of hardware or software systems that aggregate source data underlying our financial statements or similar design or implementation services or (ii) any services other than audit and review services described above under the caption “AUDIT FEES.”

APPENDIX A

Article 113 of the Colorado Business Corporation Act

ARTICLE 113. DISSENTERS' RIGHTS
PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

C.R.S. 7-113-101 (1996)

7-113-101. DEFINITIONS

For purposes of this article:

(1)      "BENEFICIAL SHAREHOLDER" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2)      "CORPORATION" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3)      "DISSENTER" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4)      "FAIR VALUE", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5)      "INTEREST" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6)      "RECORD SHAREHOLDER" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7)      "SHAREHOLDER" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1)      A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party if:

             (i) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

             (ii) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

         (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

         (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

         (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

         (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

         (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

         (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

         (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

         (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

         (c) Cash in lieu of fractional shares; or

         (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, §30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

         (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

         (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action iseffectuated; and

         (b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

         (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

         (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

         (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

         (d) Supply a form for demanding payment, which form shall request a dissenter to state an address towhich payment is to be made;

         (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

         (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

         (g) Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

         (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

         (b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated on the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

a.  The corporation's balance sheet as the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

b.  A statement of the corporation's estimate of the fair value of the shares;

c.  An explanation of how the interest was calculated;

d.  A statement of the dissenter's right to demand payment under section 7-113-209; and

e.  A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in sections 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

         (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

         (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

         (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. COURT ACTION

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principle office is located or, if the corporation has no principle office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

APPENDIX B

Agreement and Plan of Merger

AGREEMENT AND PLAN OF REINCORPORATION AND MERGER

      AGREEMENT AND PLAN OF REINCORPORATION AND MERGER, dated April 23, 2002 ("Reincorporation Agreement"), between ATLAS-REPUBLIC CORPORATION, a Colorado corporation (“Atlas”), and AMCO TRANSPORT HOLDINGS, INC., a Delaware corporation ("AMCO"), (collectively, the "Constituent Corporations").

      The parties adopt the plan of merger encompassed by this Reincorporation Agreement and agree that Atlas shall merge into AMCO on the following terms and conditions:

1.      REINCORPORATION; SURVIVING CORPORATION; AND EFFECTIVE TIME.

      1.1   REINCORPORATION. As soon as practicable following the fulfillment (or waiver, to the extent permitted) of conditions specified in this Reincorporation Agreement, Atlas shall be merged with and into AMCO (the "Reincorporation"), and AMCO shall survive the Reincorporation.

      1.2   EFFECTIVE TIME. The Reincorporation shall be effective as of the latest of the date and time when (i) Articles of Merger are duly filed with the Secretary of State of the State of Colorado as provided by the Colorado Business Corporation Act; and (ii) Articles of Merger are duly filed with the Secretary of State of the State of Delaware as provided in the Delaware General Corporation Law ("Effective Time").

      1.3   SURVIVING CORPORATION. At the Effective Time, AMCO as the surviving corporation ("Surviving Corporation"), shall continue its corporate existence under the laws of the State of Delaware in the manner and with the effect provided by the Delaware General Corporation Law, and the separate existence of Atlas shall be terminated and shall cease.

2.      TREATMENT OF SECURITIES.

      2.1   COMMON STOCK OF ATLAS AND AMCO. At the Effective Time, by virtue of the Reincorporation and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of common stock of Atlas issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and nonassessable share of the common stock of AMCO; and (ii) each share of common stock of AMCO issued and outstanding immediately prior to the Effective Time shall be cancelled.

      2.2   STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates that, prior to that time, represented shares of the common stock of Atlas shall be deemed for all purposes to evidence ownership of and to represent shares of the same class and series of common stock of AMCO and shall be so registered on the books and records of AMCO or its transfer agent. The registered owner of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to AMCO or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon, the shares of AMCO evidenced by such outstanding certificate as above provided. After the Effective Time, whenever certificates that formerly represented shares of Atlas are presented for exchange or registration of transfer, the Surviving Corporation will cause to be issued in respect thereof certificates representing the shares of AMCO into which the shares of Atlas were converted.

3.      CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

      3.1   CERTIFICATE OF INCORPORATION. At the Effective Time, the Certificate of Incorporation of AMCO then in effect shall be the articles of Incorporation of the Surviving Corporation until further amended or repealed in the manner provided by law.

      3.2   BYLAWS. At the Effective Time, the Bylaws of the Surviving Corporation then in effect shall be the bylaws of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law.

      3.3   DIRECTORS. The directors of AMCO immediately preceding the Effective Time shall be the directors of the Surviving Corporation on and after the Effective Time and shall serve until the expiration of their terms and until their successors are elected and qualified.

      3.4   OFFICERS. The officers of AMCO immediately preceding the Effective Time shall be the officers of the Surviving Corporation on and after the Effective Time and shall serve at the pleasure of its Board of Directors.

4.      MISCELLANEOUS.

      4.1   AMENDMENT. This Reincorporation Agreement may be amended by the Boards of Directors of the Constituent Corporations at any time prior to the filing of this Reincorporation Agreement with the Colorado Secretary of State or the Delaware Secretary of State, provided that an amendment made subsequent to the adoption of the Reincorporation Agreement by the shareholders of either Constituent Corporation, unless approved by such shareholders, shall not (i) alter or change the amount or kind of shares to be received upon conversion of the outstanding Common stock of Atlas, or (ii) alter or change any of the terms and conditions of the Reincorporation Agreement if such alteration or change would adversely affect the holders of the outstanding Common stock of Atlas.

      4.2   CONDITIONS TO REINCORPORATION. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived to the extent permitted by law in the sole discretion of the Boards of Directors of the Constituent Corporations): (i) the Reincorporation shall have been approved by the shareholders of Atlas in accordance with the Colorado Business Corporation Act; (ii) Atlas, as sole shareholder of Providence Delaware, shall have approved the Reincorporation in accordance with the Delaware General Corporation Law; and (iii) the parties shall have made all filings and received all approvals of any governmental or regulatory agency of competent jurisdiction necessary in order to consummate the Reincorporation, and each of such approvals shall be in full force and effect.

      4.3   ABANDONMENT OR DEFERRAL. At any time before the Effective Time, this Reincorporation Agreement may be terminated and the Reincorporation may be abandoned by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Reincorporation Agreement by the shareholders of Atlas, or the consummation of the Reincorporation may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Constituent Corporations, such action would be in the best interests of such corporations. In the event of termination of this Reincorporation Agreement, this Reincorporation Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto.

      IN WITNESS WHEREOF, this Reincorporation Agreement, having first been fully approved by the Boards of Directors of Atlas and AMCO, is hereby executed on behalf of each Constituent Corporation.

                                            ATLAS-REPUBLIC CORPORATION

                                            By:__/s/ Wilson Cheng_____________
                                                     Wilson Cheng, CEO

                                            AMCO TRANSPORT HOLDINGS, INC.

                                            By:__/s/ Wilson Cheng____________
                                                     Wilson Cheng, CEO

APPENDIX C

AMCO Transport Holdings, Inc. Certificate of Incorporation

CERTIFICATE OF INCORPORATION
OF
AMCO TRANSPORT HOLDINGS, INC.

* * * * *

      FIRST: The name of the Corporation is AMCO Transport Holdings, Inc.

      SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 2711 Centerville Road, Suite 400, city of Wilimington 19808, County of New Castle; and the name of the registered agent of the corporation at such address is Coporation Service Company

      THIRD: The purpose of the Corporation and the nature and objects of the business to be transacted, promoted, and carried on are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Five Hundred Twenty Million (520,000,000) shares, divided into Five Hundred Million (500,000,000) shares of Common Stock with a par value of $0.00001 per share (hereinafter called "Common Stock") and Twenty Million (20,000,000) shares of Preferred Stock with a par value of $0.00001 per share (hereinafter called "Preferred Stock").

      The Board of Directors is authorized, subject to limitations prescribed by law and the provision of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the voting rights, designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

      The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

      (a) The number of shares constituting that series and the distinctive designation of that series;

      (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

      (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

      (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

      (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

      (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

      (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

      (h) Any other relative rights, preferences and limitations of that series.

      FIFTH: To the fullest extent permitted by law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), liability, loss, judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, upon a plea of nolo contendere or equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect of any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      Such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article. The right to indemnification under this Article shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of its board of directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the board of directors deems appropriate. Such indemnification and advancement of expenses shall be in addition to any other rights to which those seeking indemnification and advancement of expenses may be entitled under any law, Bylaw, agreement, vote of stockholders, or otherwise.

      The Corporation may, to the fullest extent permitted by applicable law, at any time without further stockholder approval, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under applicable law.

      Any repeal or amendment of this Article by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any right to indemnification or advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or amendment. In addition to the foregoing, the right to indemnification and advancement of expenses shall be to the fullest extent permitted by the General Corporation Law of the State of Delaware or any other applicable law and all amendments to such laws as hereafter enacted from time to time.

      SIXTH: No director of the corporation shall have any personal liability to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision eliminating such personal liability of a director shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under §174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

      SEVENTH: The name and address of the sole incorporator is Louis A. Bevilacqua, Bevilacqua, P.C., 54 Pine Street, 4th Floor, New York, New York 10005..

      EIGHTH: All of the powers of this Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of this Corporation. In furtherance and not in limitation of that power the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time bylaws of this Corporation, subject to the right of the shareholders entitled to vote with respect thereto to adopt, alter, amend and repeal by-laws made by the Board of Directors.

      NINTH: The election of directors need not be by written ballot.

      TENTH: No holder of shares of the Corporation of any class or series shall have any preemptive right to subscribe for, purchase, or receive any shares of the Corporation of any class or series now or hereafter authorized, or any options or warrants for such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold, or offered for sale by the Corporation. Cumulative voting by the stockholders of the Corporation at any election of directors of the Corporation is hereby prohibited.

      ELEVENTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law and all rights conferred on officers, directors, and stockholders herein are granted subject to this reservation.

      TWELFTH: The Board of Directors of the Corporation, when evaluating any offer of another party (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including, without limitation:

         (i) the interests of the Corporation's stockholders, including the possibility that these interests might be best served by the continued independence of the Corporation;

         (ii) whether the proposed transaction might violate federal or state laws;

         (iii) not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of the Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the
               Corporation's financial condition and future prospects; and

         (iv) the social, legal and economic effects upon employees, suppliers, customers, creditors and others having similar relationships with the Corporation, upon the communities in which the Corporation conducts its business and upon the economy of the state, region and nation.

In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and engage in such legal proceedings as the Board of Directors may determine.

[signature page follows]

IN WITNESS WHEREOF, AMCO Transport Holdings, Inc. has caused this Certificate to be signed by Louis A. Bevilacqua, its Incorporator, this 18th day of April, 2002.

                                               AMCO TRANSPORT HOLDINGS, INC.

                                               By:___/s/ Louis A. Bevilacqua______
                                                       Louis A. Bevilacqua
                                                       Incorporator

Address of Incorporator:
Louis A. Bevilacqua
Bevilacqua, P.C.
54 Pine Street
4th Floor
New York, New York  10015

APPENDIX D

AMCO Transport Holdings, Inc. Bylaws

BYLAWS

OF

AMCO TRANSPORT HOLDINGS, INC.

Adopted on April 18, 2002

ARTICLE I

OFFICES

      SECTION 1.01.   Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

      SECTION 1.02.   Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

      SECTION 2.01.   Place of Meeting. All meetings of stockholders for the election of directors shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

      SECTION 2.02.   Annual Meeting. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

      SECTION 2.03.   Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

      SECTION 2.04.   Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman of the Board or by the President of the corporation or by the Board of Directors or by written order of a majority of the directors or shall be called by the President or the Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The Chairman of the Board or the President of the corporation or directors so calling, or the stockholders so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

      SECTION 2.05.   Notice of Meeting. Written notice of the annual, and each special meeting of stockholders, stating the time, place, and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than 10 nor more than 60 days before the meeting.

      SECTION 2.06.   Quorum. The holders of a majority of the shares of the corporation's capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. Notwithstanding the other provisions of the Certificate of Incorporation or these bylaws, the holders of a majority of the shares of the corporation's capital stock entitled to vote thereat, present in person or represented by proxy, whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

      SECTION 2.07.   Voting. When a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the shares of the corporation's capital stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes, of the Certificate of Incorporation or of these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and filed with the Secretary of the corporation before, or at the time of, the meeting.

      SECTION 2.08.   Consent of Stockholders. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provision of the statutes, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; or on the written consent of the holders of shares of the corporation's capital stock having not less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

      SECTION 2.09.   Voting of Stock of Certain Holders. Shares of the corporation's capital stock standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or in the absence of such provision, as the Board of Directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

      SECTION 2.10.   Treasury Stock. The corporation shall not vote, directly or indirectly, shares of its own capital stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares of the corporation's capital stock.

      SECTION 2.11.   Fixing Record Date. The Board of Directors may fix in advance a date, which shall not be more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, nor more than 60 days preceding the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

ARTICLE III

BOARD OF DIRECTORS

      SECTION 3.01.   Powers. The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

      SECTION 3.02.   Number, Election and Term. The number of directors that shall constitute the whole Board of Directors shall be not less than one. Such number of directors shall from time to time be fixed and determined by the directors and shall be set forth in the notice of any meeting of stockholders held for the purpose of electing directors. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 3.03 or in the Certificate of Incorporation, and each director elected shall hold office until his successor shall be elected and shall qualify. Directors need not be residents of Delaware or stockholders of the corporation.

      SECTION 3.03.   Vacancies, Additional Directors, and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office until the next applicable election and until his successor shall be duly elected and shall qualify, unless sooner displaced. Any director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.

      SECTION 3.04.   Regular Meeting. A regular meeting of the Board of Directors shall be held each year, without other notice than this bylaw, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held each year, at such time and place as the Board of Directors may provide, by resolution, either within or without the State of Delaware, without other notice than such resolution.

      SECTION 3.05.   Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board of Directors or by the President of the corporation and shall be called by the Secretary on the written request of any two directors. The Chairman or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

      SECTION 3.06.   Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours prior to the time of such meeting. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

      SECTION 3.07.   Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

      SECTION 3.08.   Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these bylaws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

      SECTION 3.09.   Compensation. Directors, as such, shall not be entitled to any stated salary for their services unless voted by the stockholders or the Board of Directors; but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors. No provision of these bylaws shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

COMMITTEE OF DIRECTORS

      SECTION 4.01.   Designation, Powers and Name. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, including, if they shall so determine, an Executive Committee, each such committee to consist of two or more of the directors of the corporation. The committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the corporation as may be provided in such resolution. The committee may authorize the seal of the corporation to be affixed to all papers that may require it. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names and such limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

      SECTION 4.02.   Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

      SECTION 4.03.   Compensation. Members of special or standing committees may be allowed compensation for attending committee meetings, if the Board of Directors shall so determine.

ARTICLE V

NOTICE

      SECTION 5.01.   Methods of Giving Notice. Whenever under the provisions of applicable statutes, the Certificate of Incorporation or these bylaws, notice is required to be given to any director, member of any committee, or stockholder, such notice shall be in writing and delivered personally or mailed to such director, member, or stockholder; provided that in the case of a director or a member of any committee such notice may be given orally or by telephone or facsimile. If mailed, notice to a director, member of a committee, or stockholder shall be deemed to be given when deposited in the United States mail first class in a sealed envelope, with postage thereon prepaid, addressed, in the case of a stockholder, to the stockholder at the stockholder's address as it appears on the records of the corporation or, in the case of a director or a member of a committee, to such person at his business address.

      SECTION 5.02.   Written Waiver. Whenever any notice is required to be given under the provisions of an applicable statute, the Certificate of Incorporation, or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VI

OFFICERS

      SECTION 6.01.   Officers. The officers of the corporation shall be a Chairman and a Vice Chairman (if such offices are created by the Board), a President, one or more Vice Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, a Secretary and a Treasurer. The Board of Directors may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers, in each case as the Board of Directors shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the corporation in more than one capacity, if such instrument is required by law, by these bylaws or by any act of the corporation to be executed, acknowledged, verified, or countersigned by two or more officers. The Chairman and Vice Chairman of the Board shall be elected from among the directors. With the foregoing exceptions, none of the other officers need be a director, and none of the officers need be a stockholder of the corporation.

      SECTION 6.02.   Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at its first meeting held after the annual meeting of stockholders or as soon thereafter as conveniently possible. Each officer shall hold office until his successor shall have been chosen and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a director in the case of the Chairman and the Vice Chairman.

      SECTION 6.03.   Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed without cause by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      SECTION 6.04.   Vacancies. Any vacancy occurring in any office of the corporation by death, resignation, removal, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

      SECTION 6.05.   Salaries. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or pursuant to its direction; and no officer shall be prevented from receiving such salary by reason of his also being a director.

      SECTION 6.06.   Chairman of the Board. The Chairman of the Board (if such office is created by the Board) shall preside at all meetings of the Board of Directors and of the stockholders of the corporation. The Chairman of the Board shall formulate and submit to the Board of Directors or the Executive Committee matters of general policy for the corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors or the Executive Committee.

      SECTION 6.07.   Vice Chairman. The Vice Chairman (if such office is created by the Board) shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board. The Vice Chairman shall perform such other duties as from time to time may be prescribed by the Board of Directors or the Executive Committee or assigned by the Chairman of the Board.

      SECTION 6.08.   President. The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board or the Vice Chairman (if such offices are created by the Board), the President shall preside at all meetings of the Board of Directors and of the stockholders. He may also preside at any such meeting attended by the Chairman of the Board or Vice Chairman if he is so designated by the Chairman of the Board, or in the Chairman of the Board's absence by the Vice Chairman. He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation and in general he shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the stockholders, the Board of Directors, or the Executive Committee from time to time.

      SECTION 6.09.   Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors or the Executive Committee.

      SECTION 6.10.   Secretary. The Secretary shall (a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c)be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation or a facsimile thereof is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (d)keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the President, or an Executive Vice President or Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

      SECTION 6.11.   Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Section 7.03 of these bylaws; (c) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders, and at such other times as may be required by the Board of Directors, the President or the Executive Committee, a statement of financial condition of the corporation in such detail as may be required; and (d) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

      SECTION 6.12.   Assistant Secretary and Treasurer. The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the Board of Directors, or the Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of his office. The Assistant Secretaries may sign, with the President or a Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

ARTICLE VII

CONTRACTS, CHECKS AND DEPOSITS

      SECTION 7.01.   Contracts. Subject to the provisions of Section 6.01, the Board of Directors may authorize any officer, officers, agent, or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

      SECTION 7.02.   Checks. All checks, demands, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation, and in such manner, as shall be determined by the Board of Directors.

      SECTION 7.03.   Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

ARTICLE VIII

CERTIFICATES OF STOCK

      SECTION 8.01.   Issuance. Each stockholder of this corporation shall be entitled to a certificate or certificates showing the number of shares of capital stock registered in his name on the books of the corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. If any certificate is countersigned (1) by a transfer agent other than the corporation or any employee of the corporation, or (2) by a registrar other than the corporation or any employee of the corporation, any other signature on the certificate may be a facsimile. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences, and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class of stock; provided that, except as otherwise provided by statute, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, stolen, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and with such indemnity, if any, to the corporation as the Board of Directors may prescribe. Certificates shall not be issued representing fractional shares of stock.

      SECTION 8.02.   Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require (1) the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require, (2) such owner to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate or certificates alleged to have been lost, stolen, or destroyed, or (3) both.

      SECTION 8.03.   Transfers. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. Transfers of shares shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney and filed with the Secretary of the corporation or the Transfer Agent.

      SECTION 8.04.   Registered Stockholders. The corporation shall be entitled to treat the holder of record of any share or shares of the corporation's capital stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

ARTICLE IX

DIVIDENDS

      SECTION 9.01.   Declaration. Dividends with respect to the shares of the corporation's capital stock, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

      SECTION 9.02.   Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

INDEMNIFICATION

      SECTION 10.01.   Third Party Actions. The corporation shall indemnify any director or officer of the corporation, and may indemnify any other person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      SECTION 10.02.   Actions by or in the Right of the Corporation. The corporation shall indemnify any director or officer and may indemnify any other person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper.

      SECTION 10.03.   Mandatory Indemnification. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 10.01 and 10.02, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      SECTION 10.04.   Determination of Conduct. Any indemnification under Section 10.01 or 10.02 of this Article X (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or 10.02 of this Article X. Such determination shall be made (a) by a majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (b) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (c) by the stockholders.

      SECTION 10.05.   Payment of Expenses in Advance. Expenses incurred in defending a civil or criminal action, suit, or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article X.

      SECTION 10.06.   Indemnity Not Exclusive. The indemnification and advancement of expenses provided or granted hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any other bylaw, agreement, vote of stockholders, or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

      SECTION 10.07.   Definitions. For purposes of this Article X:

        (a)     "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent)
                absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer,  employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this Article X with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued;

        (b)     "other enterprises" shall include employee benefit plans;

        (c)     "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan;

        (d)     "serving at the request of the corporation" shall include any service as a director, officer, employee, or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and

        (e)     a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this ArticleX.

      SECTION 10.08.   Continuation of Indemnity. The indemnification and advancement of expenses provided or granted hereunder shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

ARTICLE XI

MISCELLANEOUS

      SECTION 11.01.   Seal. The corporate seal, if one is authorized by the Board of Directors, shall have inscribed thereon the name of the corporation, and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

      SECTION 11.02.   Books. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at the offices of the corporation, or at such other place or places as may be designated from time to time by the Board of Directors.

ARTICLE XII

AMENDMENT

      These bylaws may be altered, amended, or repealed by a majority of the number of directors then constituting the Board of Directors at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment, or repeal be contained in the notice of such special meeting.

ARTICLE XIII

Off-Shore Offerings

      In all offerings of equity securities pursuant to Regulation S of the Securities Act of 1933 (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933 or an available exemption under the Act.

APPENDIX E

Share Exchange Agreement

SHARE EXCHANGE AGREEMENT

by and among AMCO TRANSPORT HOLDNGS, INC.,
as Acquiror

BESTWAY COACH EXPRESS INC
as the acquired Company

and

the Shareholders of
BESTWAY COACH EXPRESS INC.

SHARE EXCHANGE AGREEMENT

      SHARE EXCHANGE AGREEMENT, dated ___________, 2002, by and among AMCO TRANSPORT HOLDINGS, INC., a Delaware corporation (hereinafter referred to as “AMCO”), BESTWAY COACH EXPRESS INC., a New York corporation (hereinafter referred to as the “Company”), and the shareholders of the Company (hereinafter referred to as the “Shareholders”).

RECITALS:

      A.The Shareholders own all of the issued and outstanding shares of the capital stock of the Company as set forth on Exhibit A hereto.

      B. AMCO is willing to acquire all of the issued and outstanding capital stock of the Company, making the Company a wholly-owned subsidiary of AMCO, and the Shareholders desire to exchange all of their shares of the Company's capital stock for shares of AMCO's authorized but unissued Common Stock as hereinafter provided.

      D. It is the intention of the parties hereto that: (i) AMCO shall acquire all of the issued and outstanding capital stock of the Company in exchange solely for 28,000,000 shares of AMCO's authorized but unissued Common Stock on the terms set forth below (the “Exchange”); (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the “Act”) and under the applicable securities laws of the state or jurisdiction where the Shareholders reside.

      NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

1.   EXCHANGE OF SHARES

      1.1   Exchange of Shares. AMCO and the Shareholders hereby agree that the Shareholders shall, on the Closing Date (as hereinafter defined), exchange all of their issued and outstanding shares of the capital stock of the Company (the “Shares”) for 28,000,000 shares of AMCO Common Stock, $0.00001 par value (the “AMCO Shares”) in the manner set forth in Exhibit A hereto. The number of shares of capital stock owned by the Shareholders and the number of AMCO Shares which the Shareholders will be entitled to receive in the Exchange is set forth in Exhibit A hereto.

      1.2   Delivery of Shares. On the Closing Date, the Shareholders will deliver to AMCO the certificates representing the Shares, duly endorsed (or with executed stock powers) so as to make AMCO the sole owner thereof. Simultaneously, AMCO will deliver certificates representing the AMCO Shares to the Shareholders.

      1.3   Investment Intent. The AMCO Shares have not been registered under the Securities Act of 1933, as amended, and may not be resold unless the AMCO Shares are registered under the Act or an exemption from such registration is available. The Shareholders represent and warrant that they are acquiring the AMCO Shares for their own account, for investment, and not with a view to the sale or distribution of such Shares. Each certificate representing the AMCO Shares will have a legend thereon referring to the transfer restrictions of the Securities Act of 1933, as amended.

2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

      The Company and the Shareholders hereby jointly, but not severally, represent and warrant that, the statements contained in this Section ?2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2), except as set forth in the disclosure schedule attached hereto as Schedule B hereto (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 2.

      2.1   Organization and Good Standing; Ownership of Shares. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by it or the nature of the business transacted by it make such licenses or qualifications necessary. The Company does not have any subsidiaries. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either the Company or the Shareholders to issue, sell or transfer any stock or other securities of the Company.

      2.2   Ownership of Shares. The Shareholders are the owners of record and beneficially of all of the shares of capital stock of the Company, all of which Shares are free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

      2.3   Financial Statements, Books and Records. There has been previously delivered to AMCO the audited balance sheets of the Company as at November 30, 2001 (the “Balance Sheet”) and November 30, 2000, and the related audited statement of operations and retained earnings and cash flows for the periods then ended (the “Financial Statements”). The Financial Statements are true and accurate and fairly represent the financial position of the Company as at such dates and the results of its operations for the periods then ended, and have been prepared in accordance with generally accepted accounting principles consistently applied.

      2.4   No Material Adverse Changes. Since the date of the Balance Sheet there has not been:

          (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of the Company;

          (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of the Company, whether or not covered by insurance;

          (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the Company's capital stock;

          (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by the Company of any properties or assets; or

          (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

      2.5   Taxes. The Company has prepared and filed all appropriate federal, state and local tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.

      2.6   Compliance with Laws. The Company has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of the Company.

      2.7   No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

          (i) violate any provision of the Articles of Incorporation or By-Laws of the Company;

          (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject;

          (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Company, or upon the properties or business of the Company; or

          (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of the Company.

      2.8   Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving the Company. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving the Company or any of its properties or assets.

      2.9   Brokers or Finders. No broker's or finder's fee will be payable by the Company in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by the Company or the Shareholders.

      2.10   Liabilities. The Company does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as “Liabilities”), which were not fully, fairly and adequately reflected on the Balance Sheet or in the Disclosure Schedule. As of the Closing Date, the Company will not have any Liabilities, other than Liabilities fully and adequately reflected on the Balance Sheet, except for Liabilities incurred in the ordinary course of business.

      2.11   Operations of the Company. Except as set forth in the Disclosure Schedule, since the date of the Balance Sheet and through the Closing Date, the Company has not and will not have:

          (i) incurred any indebtedness for borrowed money;

          (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

          (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

          (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

          (v) disposed of any assets of the Company except in the ordinary course of business;

          (vi) increased, terminated amended or otherwise modified any plan for the benefit of employees of the Company;

          (vii) issued any equity securities or rights to acquire such equity securities; or

          (viii) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

      2.12   Real Estate. Except as set forth in the Disclosure Schedule, the Company neither owns real property nor is a party to any leasehold agreement.

      2.13   Tangible Assets. The Company has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, owned or leased by the Company, any related capitalized items or other tangible property material to the business of the Company (the “Tangible Assets”). The Company holds all rights, title and interest in all the Tangible Assets owned by it on the most recent Balance Sheet or acquired by it after the date of the most recent Balance Sheet, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances except as set forth in the Disclosure Schedule. All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of the Company and conform to all applicable laws, ordinances and governmental orders, rules and regulations relating to their construction and operation.

      2.14   Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of common stock of which 14,000,000 shares are presently issued and outstanding. Neither the Company nor the Shareholders has granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued shares of capital stock of the Company.

      2.15   Full Disclosure. No representation or warranty by the Company or the Shareholders in this Agreement will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of the Company.

      2.16   Representations and Warranties on Closing Date. The representations and warranties contained in this Section 2 shall be true and complete on the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

3.   REPRESENTATIONS AND WARRANTIES OF AMCO

      AMCO hereby represents and warrants that, the statements contained in this ?Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3), except as set forth in the disclosure schedule attached hereto as Schedule B hereto (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this 3.

      3.1   Organization and Good Standing. AMCO is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. As of the Closing Date, the authorized capital stock of AMCO will consist of 520,000,000 shares, of which, 500,000,000 shares are designated as Common Stock, of which 9,343,750 shares will be issued and outstanding immediately prior to the Closing and 20,000,000 shares are designated as Preferred Stock, of which no shares will be issued and outstanding immediately prior to the Closing. AMCO is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by AMCO or the nature of the business transacted by it make such license or qualification necessary. AMCO does not have any subsidiaries.

      3.2   The AMCO Shares. The AMCO Shares to be issued to the Shareholders have been or will have been duly authorized for issuance by all requisite corporate and stockholder action required under the General Corporation Law of the State of Delaware and no other corporate or shareholder action is required to authorize the AMCO Shares for issuance and, when so issued in accordance with the terms of this Agreement, the AMCO Shares will be validly issued, fully paid and non-assessable.

      3.3   Financial Statements; Books and Records. There has been previously delivered to the Company, the audited balance sheet of AMCO (or its predecessor corporation Atlas-Republic Corporation) as at December 31, 2001 and December 31, 2000 (the “AMCO Balance Sheets”) and the related audited statements of operations and cash flows for the periods then ended (the “Financial Statements”). The Financial Statements are true and accurate and fairly represent the financial position of the Company as at such dates and the results of its operations for the periods then ended, and have been prepared in accordance with generally accepted accounting principles consistently applied.

      3.4   No Material Adverse Changes. Since the date of the most recent AMCO Balance Sheet and except as otherwise disclosed in the Disclosure Schedule or in AMCO’s reports or filings made under the Securities Exchange Act of 1934, there has not been:

          (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of AMCO;

          (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of AMCO, whether or not covered by insurance;

          (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of AMCO's capital stock;

          (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by AMCO of any properties or assets; or

          (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

      3.5   Compliance with Laws. AMCO has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to their businesses, including Federal and State securities laws, which, if not complied with, would materially and adversely affect the business of AMCO or the trading market for the shares of AMCO's Common Stock.

      3.6   No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

          (i) violate any provision of the Articles of Incorporation or By-Laws of AMCO;

          (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which AMCO is a party or by or to which it or any of its assets or properties may be bound or subject;

          (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, AMCO or upon the properties or business of AMCO; or

          (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a material adverse effect on the business or operations of AMCO..

      3.7   Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving AMCO. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving AMCO or any of its properties or assets. Except as set forth on Schedule 3.7, there is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding.

      3.8   Brokers or Finders. Except as set forth in the Disclosure Schedule, no broker's or finder's fee will be payable by AMCO in connection with the transactions contemplated by this Agreement.

      3.9   Liabilities. AMCO does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as “Liabilities”), which were not fully, fairly and adequately reflected on the AMCO Balance Sheet.

      3.10   Operations of AMCO. Except as set forth in the Disclosure Schedule or in AMCO’ reports or filings made under the Securities Exchange Act of 1934, since the date of the most recent AMCO Balance Sheet and through the Closing Date hereof, AMCO has not and will not have:

          (i) incurred any indebtedness for borrowed money;

          (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

          (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

          (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

          (v) disposed of any assets of AMCO except in the ordinary course of business; or

          (vi) increased, terminated amended or otherwise modified any plan for the benefit of employees of AMCO;

          (vii) issued any equity securities or rights to acquire such equity securities; or

          (viii) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

      3.11   Authority to Execute and Perform Agreements. AMCO has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully their obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of AMCO enforceable in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by AMCO of this Agreement, in accordance with its respective terms and conditions will not:

          (i) require the approval or consent of any governmental or regulatory body, the Shareholders of AMCO, or the approval or consent of any other person;

          (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to AMCO, or any instrument, contract or other agreement to which AMCO is a party or by or to which it is bound or subject; or

          (iii) result in the creation of any lien or other encumbrance on the assets or properties of AMCO.

      3.12   Delivery of Periodic Reports; Compliance with 1934 Act. AMCO has provided the Company and Shareholders with all of its Periodic Reports filed with the Securities and Exchange Commission since March 9, 2001. AMCO (or its predecessor, Atlas-Republic Corporation) has filed all required Periodic Reports and is in compliance with its reporting obligations under the Securities Exchange Act of 1934. All reports filed pursuant to such Act are complete and correct in all material respects. All material contracts relative to AMCO are included in the Periodic Reports.

      3.13   Full Disclosure. No representation or warranty by AMCO in this Agreement contains or will contain any untrue statement of a material fact or omit or will omit to state any fact necessary to make any statement herein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of AMCO.

      3.14   Representations and Warranties on Closing Date. The representations and warranties contained in this Section 3 shall be true and complete on the Closing Date with the same force and effect as through such representations and warranties had been made on and as of the Closing Date.

4.   COVENANTS OF COMPANY AND SHAREHOLDERS

The Company and the Shareholders covenant to AMCO as follows:

      4.1   Conduct of Business. From the date hereof through the Closing Date, the Shareholders and the Company shall cause the Company to conduct its business in the ordinary course and, without the prior written consent of AMCO, shall ensure that the Company does not undertake any of the actions specified in Section 2.11 hereof.

      4.2   Preservation of Business. From the date hereof through the Closing Date, the Shareholders and the Company shall cause the Company to use its best efforts to preserve its business organization intact, keep available the services of its present employees, consultants and agents, maintain its present suppliers and customers and preserve its goodwill.

      4.3   Litigation. The Company shall promptly notify AMCO of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against the Company or against any officer, director, employee, consultant, agent, shareholder or other representative with respect to the affairs of the Company.

      4.4   Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, the Shareholders and the Company shall cause the Company to conduct its business in such a manner so that the representations and warranties contained in Section 2 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

          (i) promptly give notice to the Company or any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

          (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

5.   COVENANTS OF AMCO

AMCO and the Management Shareholders covenant to the Company and the Shareholders as follows:

      5.1   Conduct of Business. From the date hereof through the Closing Date, AMCO shall conduct its business in the ordinary course and, without the prior written consent of the Company, shall ensure that AMCO does not undertake any of the actions specified in Section 3.10 hereof.

      5.2   Preservation of Business. From the date hereof through the Closing Date, AMCO shall preserve its business organization intact and use its best efforts to preserve AMCO’ goodwill.

      5.3   Litigation. AMCO shall promptly notify the Company of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against AMCO or against any officer, director, employee, consultant, agent, or stockholder with respect to the affairs of AMCO.

      5.4   Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, AMCO shall conduct its business in such a manner so that the representations and warranties contained in Section 3 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

          (i) promptly give notice to the Company of any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

          (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

6.   COVENANTS

      6.1   Corporate Examinations and Investigations. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement.

      6.2   Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

      6.3   Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

      6.4   Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith for a period of one (1) year from the date hereof; provided, however, such obligation shall not apply to information which:

          (i) at the time of disclosure was public knowledge;

          (ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); orf

          (iii) the receiving party had within its possession at the time of disclosure.

7.   CONDITIONS PRECEDENT TO THE OBLIGATION OF AMCO TO CLOSE

      The obligation of AMCO to enter into and complete the Closing is subject, at the option of AMCO, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by AMCO in writing.

      7.1   Representations and Covenants. The representations and warranties of the Company and the Shareholders contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Company and the Shareholders shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Company and the Shareholders on or prior to the Closing Date. The Company and the Shareholders shall have delivered to AMCO, if requested, a certificate, dated the Closing Date, to the foregoing effect.

      7.2   Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained. The Board of Directors or the Shareholders of the Company shall have approved the transactions contemplated by this Agreement and the Company shall have delivered to AMCO, if requested by AMCO resolutions by its Board of Directors, certified by the Secretary of the Company authorizing the transactions contemplated by this Agreement.

      7.3   Third Party Consents. All consents, permits and approvals from parties to any contracts, loan agreements or other agreements with the Company which may be required in connection with the performance by the Company of its obligations under such contracts or other agreements after the Closing shall have been obtained.

      7.4   Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the reasonable opinion of AMCO, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Company.

      7.6   Certificate of Good Standing. AMCO shall have received a certificate of good standing dated at or about the Closing Date to the effect that the Company is in good standing under the laws of its jurisdictions of incorporation.

      7.7   Stock Certificates: At the Closing, the Shareholders shall have delivered the certificates representing the Shares, duly endorsed (or with executed stock powers) so as to make AMCO the sole owner thereof.

      7.8   Other Documents. The Company and the Shareholders shall have delivered such other documents, instruments and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

8.   CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY AND SHAREHOLDERS TO CLOSE

      The obligation of the Company and the Shareholders to enter into and complete the Closing is subject, at the option of the Company and the Shareholders, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived in writing by the Company.

      8.1   Representations and Covenants. The representations and warranties of AMCO contained in this Agreement shall be true in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date. AMCO shall have performed and complied with all covenants and agreements required by the Agreement to be performed or complied with by AMCO on or prior to the Closing Date. AMCO shall have delivered to the Company and the Shareholders, if requested, a certificate, dated the Closing Date and signed by an executive officer of AMCO, to the foregoing effect.

      8.2   Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained. The Board of Directors or the Shareholders of AMCO shall have approved the transactions contemplated by this Agreement and AMCO shall have delivered to the Company, if requested by the Company resolutions by its Board of Directors, certified by the Secretary of the Company authorizing the transactions contemplated by this Agreement.

      8.3   Third Party Consents. All consents, permits and approvals from parties to any contracts, loan agreements or other agreements with AMCO which may be required in connection with the performance by AMCO of their obligations under such contracts or other agreements after the Closing shall have been obtained.

      8.4   Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may in the reasonable opinion of the Company, have a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of AMCO.

      8.6   Stock Certificates. At the Closing, the Shareholders shall receive certificates representing the securities to be received pursuant hereto.

      8.7   Other Documents. AMCO shall have delivered such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

9.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF AMCO

      Notwithstanding any right of the Company and the Shareholders fully to investigate the affairs of AMCO, the former shall have the right to rely fully upon the representations, warranties, covenants and agreements of AMCO contained in this Agreement or in any document delivered by AMCO or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

10.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

      Notwithstanding any right of AMCO fully to investigate the affairs of the Company, AMCO has the right to rely fully upon the representations, warranties, covenants and agreements of the Company and the Shareholders contained in this Agreement or in any document delivered to AMCO by the latter or any of their representatives in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

11.   INDEMNIFICATION

      11.1   Obligation of AMCO to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 9, AMCO and the Management Shareholders hereby agree to indemnify, defend and hold harmless the Company and the Shareholders from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys’ fees and disbursements) (a “Loss”) based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of AMCO contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

      11.2   Obligation of the Company and the Shareholders to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 10, the Company and the Shareholders agree to indemnify, defend and hold harmless AMCO from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

12.   THE CLOSING

      The Closing shall take place not later than June 30, 2002 unless the parties otherwise agree in writing. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.

13.   MISCELLANEOUS

      13.1   Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

      13.2   Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by AMCO and the Company and a majority in interest of the Shareholders of the Company or the duly authorized representatives of the respective parties.

      13.3   Assignment. This Agreement is not assignable except by operation of law.

      13.4   Notices. Until otherwise specified in writing, the mailing addresses of the parties of this Agreement shall be as follows:

             If to AMCO, to:                             AMCO-Republic Corporation
                                                         Wilson Cheng, President
                                                         2 Mott Street
                                                         7th Floor
                                                         New York, New York  10013

             If to the Company or the Shareholders       Bestway Coach Express Inc.
                                                         Wilson Cheng, President
                                                         2 Mott Street
                                                         7th Floor
                                                         New York, New York  10013

      Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor.

      13.5   Governing Law. This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the State of New York, thereby precluding any choice of law rules which may direct the applicable of the laws of any other jurisdiction.

      13.6   Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

      13.7   Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) contains the entire agreement among the parties with respect to the exchange of the Shares for the AMCO Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

      13.8   Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

      13.9   Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

      13.10   Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

[signature page follows]

[AMCO Signature Page]

      IN WITNESS WHEREOF, AMCO has executed this Share Exchange Agreement on the date first above written.

                                    AMCO TRANSPORT HOLDINGS, INC.

                                    By: ______________________________
                                    Name: ____________________________
                                    Its: _____________________________

[Company Signature Page]

      IN WITNESS WHEREOF, the Company has executed this Share Exchange Agreement on the date first above written.

                                    BESTWAY COACH EXPRESS INC.

                                    By: ______________________________
                                    Name: ____________________________
                                    Its: _____________________________

[Shareholder Signature Page]

      IN WITNESS WHEREOF, the undersigned Shareholder of the Company has executed this Share Exchange Agreemen on the date first above written.

                                                  For Individuals:

                                                  _________________________________
                                                  Sign name above

                                                  For Entities:

                                                  _________________________________
                                                  Print name of entity above

                                                  By: ______________________________
                                                              Name:
                                                              Title:

                                         EXHIBIT A

                                     EXCHANGE WITH AMCO

-------------------   ----------------------  ------------------------  ---------------------
Name of Shareholder   Address of Shareholder  Number of Company Shares  Number of AMCO Shares
                                              to Be Exchanged           to Be Received

-------------------   ----------------------  ------------------------  ---------------------
-------------------   ----------------------  ------------------------  ---------------------

-------------------   ----------------------  ------------------------  ---------------------
-------------------   ----------------------  ------------------------  ---------------------

-------------------   ----------------------  ------------------------  ---------------------
-------------------   ----------------------  ------------------------  ---------------------

-------------------   ----------------------  ------------------------  ---------------------
-------------------   ----------------------  ------------------------  ---------------------

SCHEDULE B

DISCLOSURE SCHEDULE

      This Disclosure Schedule is furnished by the parties to the Share Exchange Agreement, dated ____________, 2002 pursuant to and as part of the Agreement. Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to such terms in the Agreement. This Disclosure Schedule relates to certain matters concerning the disclosures required and transactions contemplated by the Agreement. This Disclosure Schedule is qualified in its entirety by reference to the specific provisions of the Agreement, and is not intended to constitute, and shall not be construed as indicating that such matter is required to be disclosed, nor shall such disclosure be construed as an admission that such information is material with respect to the disclosing party. Matters disclosed for the purpose of one section hereof shall constitute disclosure of such matters for the purposes of all other sections hereof.

Exceptions to The Representations and Warranties Set Forth in Section 2

General

      All of the representations and warranties set forth in Section 2 of the Agreement are qualified in their entirety by the disclosure set forth in the Company’s Private Placement Memorandum, dated March 4, 2002.

Section 2.5 – The Company is amending its tax returns for fiscal years 2000 and 2001. The amount of taxes and penalties due as the result of such amendments has not yet been determined.

Section 2.11 – On November 15, 2001, the Company issued 2,300,000, 100,000 and 200,000 shares (adjusted for the 640,000 for 1 stock split) of common stock to each of Loyalty United (US), Inc., Ricky Hoang and Fung, Man Chung, respectively. During the period from January 18, 2002 through April 15, 2002, the Company raised $500,000 through the private placement of 5,000,0000 shares of its common stock.

Section 2.13 – All of the busses owned by the Company are subject to liens in favor of the leasing companies that lease such busses to the Company pursuant to capital leases between the Company and such leasing companies. A copy of the UCC search results that show other liens against the assets of the Company has been delivered separately to AMCO.

Exceptions to the Representations and Warranties set forth in Section 3

None.

All of AMCO’s representations and warranties are qualified by any reports or other documents filed by it (or its predecessor corporation, Atlas-Republic Corporation) with the Securities and Exchange Commission through the date of this Agreement.

APPENDIX F

Supplemental Information Regarding Bestway Coach Express Inc.

SUPPLEMENTAL INFORMATION MEMORANDUM

REGARDING
BESTWAY COACH EXPRESS INC.

APRIL 23, 2002

TABLE OF CONTENTS

MANAGEMENT’S DISCUSSION AND ANALYSIS

                                        EXHIBIT

Audited consolidated financial statements of Bestway for the years ended November 30,
2000 and 2001.

MEMORANDUM SUMMARY

      The following summary does not purport to be complete and is qualified in its entirety by reference to the more detailed information and financial statements (including the notes to the financial statements) appearing elsewhere in this memorandum. See "Risk Factors," for a description of some of the significant risks relating to the financial condition, operations and prospects of Bestway. References in this memorandum to “we,” “us” and “our” when used to discuss matters existing prior to the consummation of the proposed share exchange with AMCO Transport Holdings, Inc. (i.e., the redomiciled Atlas-Republic Corporation) are references to Bestway Coach Express Inc. and when used to discuss matters existing after the consummation of the proposed share exchange with AMCO Transport Holdings, Inc. are references to AMCO Transport Holdings, Inc.

                                   The Company
                                   -----------

Our Business
------------

Our corporate  name is Bestway Coach  Express Inc. We were  incorporated  in New York on
August 4, 1997. We are a motorcoach  service  provider with 23  motorcoaches  and 1 van.
We  currently  provide  specialized  destination  route  services to casinos in Atlantic
City,  New  Jersey,  which  accounts  for  approximately  55% of our  revenues,  charter services  to tour and travel  agencies,  which  accounts  for  approximately  33% of our revenues and airport  services,  sightseeing  services and other services which accounts for the  remaining  10% of our  revenues.  We maintain a garage depot at 183 7th Avenue,
Brooklyn,  New York  11215,  which is located in the Park  Slope area of  Brooklyn.  Our bus fleet and maintenance  department is located at this garage.  Our executive  offices are located at 2 Mott Street,  New York,  New York 10013.  Our telephone  number at this address  is (212) 608 - 8988 and our fax number at this  address is (212) 608 -9169.  We currently have 30 full-time employees and no part-time employees.

Our Strategy
------------
Our plan is to become a public  reporting  company  whose  securities  are quoted on the
Over-the-Counter  Bulletin  Board or another  quotation  system or exchange.  We hope to
effect  this  plan  by   consummating  a  business   combination   with   Atlas-Republic
Corporation.  After we consummate the business  combination,  we intend to significantly expand our  current  operations  through  acquisitions  in order to create a  nationwide motorcoach  service  provider.  We  currently  operate  in  New  York,  New  Jersey  and
Connecticut.  We  intend  to  expand  into  other  geographic  markets  that  we do  not currently serve by acquiring  established  motorcoach service providers that are leaders in their regional  markets.  We also plan to acquire  additional  motorcoach  operations in our current  geographical  market,  including  acquisitions  that either  broaden the range of services  provided by us in our current market or expand the  geographic  scope of our operations in this market.

Risk Factors

      Bestway’s financial condition, operations and prospects involve a substantial degree of risk including risks related to our need for future capital, our limited operating history, our proposed acquisition and growth strategy, capital availability and risks related to acquisition financing, the substantial seasonality of the motorcoach business, fuel prices and taxes, insurance costs and claims, substantial competition, labor relations, significant regulation, potential exposure to environmental liabilities, reliance on key personnel, potential effect of shares eligible for future sale, the anti-takeover effect of some of our charter provisions and risks relating to the purchase of penny stocks. See "RISK FACTORS."

Summary Financial Data

      The following summary of financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements, including the related notes.

                      Summary Financial and Operating Data of
                             Bestway Coach Express Inc.

                                    Balance Sheet
                                  November 30, 2001

Assets
------
Current Assets                                                            $  779,538

Property and Equipment                                                     6,663,093
                                                                          __________

Total Assets                                                              $7,442,631
                                                                         ===========

Liabilities And Stockholders' Deficiency
----------------------------------------

Liabilities
-----------
Current Liabilities                                                       $1,848,921

Long Term Liabilities                                                      5,373,092
                                                                          __________

Total Liabilities                                                          7,222,013

Stockholders' Equity                                                         220,618
--------------------                                                     ___________
Total Liabilities And Stockholders’ Deficiency                        $ 7,442,631
                                                                         ===========

                     Statements of Operations and Retained Earnings
                     for the years ended November 30, 2001 and 2000

                                              Year Ended             Year Ended
                                           November 30, 2001      November 30, 2000

Statement of Operations Data

Revenues                                     $3,176,596             $3,568,493

Operating Expenses                            2,571,418              3,017,418
                                             __________             __________
     Gross profit                               605,178                551,075

Expenses:

     General and administrative                139,514                160,659

     Interest                                  418,036                396,498
                                              ________             __________
Total expenses                                 557,550                557,157
Income (Loss) before income                   ________             __________
taxes                                           47,628                 (6,082)

Deferred tax provision                           6,512                 67,000
                                             _________             __________

Net income (loss)                              41,116                 (73,082)

Retained Earnings – Beginning of Year        146,002                 219,084
                                             _________             __________
Retained Earnings – End of Year              187,118                 146,002
                                             ========                ========

                                                   RISK FACTORS

         You should  carefully  consider the risks described  below.  The risks and  uncertainties  described below are not the only ones facing us. If any of the  following  risks  actually  occur,  our  business  could be harmed.
You should also refer to the other  information  contained in or incorporated  by reference into this  supplemental memorandum, including the financial statements and related notes.

         Need for Future  Capital.  Before we can begin to carry out our  business  and  strategic  plans,  we will need to raise substantial  amounts of additional  capital.  We believe that existing funds plus operating  revenues will be sufficient to satisfy working capital  requirements,  assuming we do not commence our acquisition  strategy until raising  additional  capital,  for at least the next twelve months. We may seek to satisfy our future funding requirements  through  offerings of securities,  with  collaborative  or other strategic  alliances or arrangements with corporate  partners or from other sources.  Additional  financing may not be available when needed or on terms acceptable  to us.  Unavailability  of financing  may require us to delay,  scale back or eliminate  certain of our acquisition plans.

         Limited  Operating  History.  Bestway was  incorporated  in August of 1997 and has been in the bus service industry  since  inception.  We have derived  limited  operating  income from  operations  to date and we expect to continue  to have  limited  operating  income  (before  interest  charges)  in the  future  unless  we are  able to successfully  implement our  acquisition  strategy.  While we are in the process of  implementing  our  acquisition strategy we will likely have  expenses in excess of our  revenues  and  therefore  we expect to incur losses in the near term.

         Risks  Related  to  the  Company’s   Acquisition  Strategy.  We  intend  to  grow  primarily  through  the acquisition of motorcoach and other passenger ground transportation  businesses.  There is substantial  competition for  acquisition  candidates in this  industry.  This  competition  may result in fewer  acquisition  opportunities available to us as well as higher  acquisition  prices.  There can be no assurance that we will be able to continue to identify,  acquire or profitably manage additional businesses or successfully integrate acquired businesses,  if any,  into our own  without  substantial  costs,  delays  or other  operational  or  financial  problems.  Further, acquisitions  involve a number of special  risks,  including  possible  adverse  effects on our operating  results,
diversion  of  management's   attention,   failure  to  retain  key  acquired  personnel,   risks  associated  with
unanticipated  events or liabilities and  amortization of acquired  intangible  assets,  some or all of which could have a material  adverse  effect on our  business,  financial  condition  and results of  operations.  In addition, there can be no assurance that businesses acquired in the future will achieve anticipated revenues and earnings.

         Capital  Availability;  Risks Related to Acquisition  Financing.  We expect to finance future acquisitions primarily  through  the  issuance  of our  securities  and  loans  from  financial  institutions.  There  can be no assurance  that we will be able to  obtain  all of the  financing  we will  need in the  future  on  terms  we deem acceptable.  In  addition,  if our  common  stock  does not  maintain  a  sufficient  market  value,  or  potential acquisition  candidates are otherwise  unwilling to accept common stock as part of the  consideration  for the sale of their businesses, our ability to issue common stock as acquisition consideration may be limited.

         Substantial  Seasonality  of the  Motorcoach  Business.  The  motorcoach  business  is subject to seasonal variations  in  operations.  During the winter  months,  operating  costs are  higher due to the cold  weather  and demand for motorcoach  services is lower,  particularly  because of a decline in tourism. As a result, our revenues and  results of  operations  are lower in the first and fourth  quarters  than in the second and third  quarters of each year.

         Fuel  Prices and Taxes.  Fuel is one of our  significant  operating  expenses.  Fuel prices are subject to sudden  increases  as a result of  variations  in supply  levels  and  demand.  While we intend to attempt to hedge against  these  fluctuations,  any  sustained  increase  in fuel  prices  could  adversely  affect  our  results of operations.  From time to time,  there are efforts at the  Federal or state  level to increase  fuel or highway use taxes, which, if enacted, also could adversely affect our results of operations.

         Insurance  Costs;  Claims.  The  cost  of  maintaining  personal  injury,  property  damage  and  workers'
compensation  insurance  is  significant.  We could  experience  higher  insurance  premiums as a result of adverse claims  experience or general  increases in premiums by insurance  carriers for reasons unrelated to our own claims experience.  As an operator of  motorcoaches  and other  vehicles,  we are exposed to claims for personal injury or death and property  damage as a result of  accidents.  We are  self-insured  for the  deductible  amounts under our insurance  policies.  If we were to  experience  a  significant  increase  in the number of claims for which we are self-insured or claims in excess of its insurance limits,  our results of operations and financial  condition would be adversely affected.

         Capital  Requirements.  Our future  operations  will  require  significant  capital in order to maintain a modern fleet of motorcoaches  and to achieve  internal  growth.  We have  historically  financed the acquisition of new motorcoaches  with debt financing under  capitalized  leases.  A new motorcoach  costs more than $300,000,  and there can be no assurance  that  adequate  financing  will be  available in the future on terms  favorable to us to enable us to  efficiently  maintain  operations and implement any expansion of service  through a larger fleet.  In addition,  as motorcoaches age, they require increasing amounts of maintenance and,  therefore,  are more expensive to operate.  Our  inability  to obtain,  or a material  delay in  obtaining,  the  financing  necessary  to acquire replacement  motorcoaches  as needed would have an adverse  effect on the our results of  operations  due to higher operating costs associated with operating an aging fleet.

         Substantial  Competition.  The  motorcoach  and  ground  transportation  industry  is highly  competitive, fragmented  and subject to rapid  change,  particularly  with regard to  recreational  and  excursion  services and commuter and transit  services.  There are other  companies that provide these  services,  many of which are larger than us and who have  substantially  more  resources.  Many of the  larger  competitors  operate  in several of our existing  or target  markets,  and others may choose to enter  those  markets in the  future.  As a result of these factors,  we may lose  customers or have  difficulty in acquiring  new  customers.  In addition,  most commuter and transit  contracts are awarded in a competitive bid process,  and there can be no assurance that we will be awarded any contracts in this process.

         Labor  Relations.  Currently,  none of our  motorcoach  drivers or  maintenance  personnel  are members of labor  unions.  However,  as we grow  and  acquire  other  motorcoach  companies,  it is  likely  that  many of our employees  will join labor  unions.  Our inability to negotiate  acceptable  contracts  with these union  employees could  result in strikes by the  affected  workers and  increased  operating  costs as a result of higher  wages or benefits  paid to union  members.  If a  significant  number  of  non-unionized  employees  were to seek to  become unionized,  we could experience a significant  disruption of operations and higher ongoing labor costs, which could have a material adverse effect on our business and results of operations.

         Significant  Regulation.  As a result of the  enactment  of the ICC  Termination  Act of 1995,  interstate motorcoach  operations  previously regulated by the Interstate Commerce Commission became subject, as of January 1,
1996,  to  regulatory   requirements   administered  by  the  Federal  Highway   Administration   and  the  Surface
Transportation  Board, both units of the United States Department of Transportation.  Motorcoach  operators subject to FHWA are required to be registered  with the FHWA and to maintain  minimum  amounts of  insurance.  The STB must exempt or approve any  consolidation  or merger of two or more  regulated  interstate  motorcoach  operators or the acquisition  of one such operator by another and has the authority to consider the  antitrust  implications  of any proposed  acquisition.  All  future  acquisitions  of  other  regulated  interstate  motorcoach  operators  must be individually  approved  by the STB.  There can be no  assurance  that we will be able to obtain such  approvals  or that the STB will not  materially  delay  any  proposed  acquisition.  Motorcoach  operators  are also  subject  to
extensive   safety   requirements  and  requirements   imposed  by   environmental   laws,   workplace  safety  and
anti-discrimination  laws,  including  the Americans  with  Disabilities  Act.  Safety,  environmental  and vehicle accessibility  requirements  for  motorcoach  operators  have  increased  in recent  years,  and this  trend  could continue.  The FHWA and state  regulatory  agencies  have broad  power to  suspend,  amend or revoke our  operating authorizations  for failure to comply with statutory  requirements,  including  safety and insurance  requirements.
Many states require motorcoach  operators to obtain authority to operate over certain specified  intrastate routes, and, in some instances,  such authority cannot be obtained if another  operator  already has obtained  authority to operate on that route.  As a result,  there may be regulatory  constraints  on the expansion of the our  operations in these states.

         Potential  Exposure to  Environmental  Liabilities.  Our operations  are subject to various  environmental laws and regulations,  including those dealing with air emissions,  water discharges and the storage,  handling and disposal of petroleum and hazardous  substances.  The motorcoach and ground  transportation  services  industry may in the future  become  subject to stricter  regulations.  Although we intend to conduct  appropriate  environmental due diligence in connection  with future  acquisitions,  there can be no assurance that we will be able to identify or be indemnified for all potential environmental liabilities relating to any acquired business.

         Reliance on Key  Personnel.  Our continued  success  depends on the efforts of our executive  officers and the senior  management of operating  subsidiaries  that we acquire in the future.  If any of these persons  becomes unable to continue  in his or her  present  role,  or if the we are unable to attract  and retain  other  qualified employees,  our business or prospects  could be adversely  affected.  There can be no assurance that any individual will continue in his or her present capacity with us for any particular period of time.

         Potential  Effect of Shares  Eligible  for Future  Sale.  If a market  develops in our common stock in the future,  the market price of the Common Stock may be adversely  affected by the sale, or availability  for sale, of substantial  amounts of our common stock in the public market. As we acquire additional  operating  companies using our common  stock as currency and as we raise  additional  funds  through the issuance of our stock,  more and more shares  will be  available  for sale in the  public  market,  assuming  that there is a market in our stock at that time.  The availability of these shares for sale could depress the market value, if any, of the Common Stock.

         Risks  Relating to the  Purchase of Penny Stock.  If a market  develops in our common stock in the future, our common stock will be classified  as a penny stock.  The  Securities  and Exchange  Commission  has adopted Rule
15g-9 which  establishes  the  definition of a "penny stock," for purposes  relevant to us, as any equity  security that has a market  price of less than $5.00 per share or with an exercise  price of less than $5.00 per share whose securities  are admitted to quotation but do not trade on the Nasdaq  SmallCap  Market or on a national  securities exchange.  For any transaction  involving a penny stock,  unless exempt,  the rules require  delivery of a document to investors stating the risks,  special  suitability  inquiry,  regular reporting and other  requirements.  Prices for penny stocks are often not available  and  investors are often unable to sell this stock.  Thus an investor may lose his investment in a penny stock and consequently should be cautious of any purchase of penny stocks.

                                                  DIVIDEND POLICY

         We have  never  declared  or paid any cash  dividends  on our  common  stock.  We  intend  to  retain  all available  funds for use in our  business  and  therefore  do not expect to pay any cash  dividends  on our capital stock in the  foreseeable  future.  Any  future  determination  relating  to  dividend  policy  will be made at the discretion  of our Board of  Directors  and will  depend on a number of  factors,  including  our future  earnings, capital  requirements,  financial  condition and future  prospects and such other factors as the Board of Directors may deem relevant.

                                                  CAPITALIZATION

         The following table sets forth Bestway’s capitalization at April 23, 2002.

Outstanding

Common Stock, $0.001 par value per share; 20,000,000 shares authorized
                                                                           14,000,000
Common Stock outstanding on a fully-diluted basis..................        14,000,000

SELECTED FINANCIAL DATA

       The following selected financial data should be read in conjunction with “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” and the financial statements, including the related notes.

                            Selected Financial and Operating Data of
                                   Bestway Coach Express Inc.

                                          Balance Sheet
                                        November 30, 2001

Assets
------
Current Assets                                                              $ 779,538
Property and Equipment                                                      6,663,093
                                                                           __________
Total Assets                                                               $7,442,631
                                                                           ==========

Liabilities And Stockholders' Deficiency
----------------------------------------

Liabilities
------------
Current Liabilities                                                         $1,848,921
Long Term Liabilities                                                        5,373,092
Total Liabilities                                                            7,222,013
Stockholders' Equity                                                           220,618
                                                                           ____________
Total Liabilities And Stockholders’ Deficiency                                $ 7,442,631
                                                                          =============

                         Statements of Operations and Retained Earnings
                         for the years ended November 30, 2001 and 2000

                                        Year Ended             Year Ended
                                        November 30, 2001      November 30, 2000

Statement of Operations Data

Revenues                                  $ 3,176,596            $ 3,568,493

Operating Expenses                          2,571,418              3,017,418
                                          ___________            ___________
     Gross profit                             605,178                551,075

Expenses:

     General and administrative               139,514                160,659

     Interest                                 418,036                396,498
                                         ____________           ____________
Total expenses                                557,550                557,157
                                         ____________           ____________
Income (Loss) before income
taxes                                          47,628                 (6,082)

Deferred tax provision                          6,512                 67,000
                                         ____________           ____________
Net income (loss)                              41,116                (73,082)

Retained Earnings – Beginning of Year     146,002                219,084

Retained Earnings – End of Year           187,118                146,002
                                              =======                ========

                            MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                                             AND RESULTS OF OPERATIONS

         Statements included in this Management’s Discussion and Analysis of Financial Condition and Results of
Operations and elsewhere in this memorandum,  which are not historical in nature,  including,  without  limitation, statements  regarding (i) our future  acquisition  plans, (ii) our ability to become a public company and a company whose  securities  are  publicly-traded,  and  (iii)  our  ability  to grow the  company  and  attract  and  retain experienced  management personnel,  are forward-looking  statements made pursuant to the safe-harbor  provisions of the Private Securities  Litigation Reform Act of 1995.  Forward-looking  statements regarding these matters and our future  business  prospects,  plans,  objectives,  expectations  and  intentions  are  subject  to  certain  risks, uncertainties  and other  factors  that could cause actual  results to differ  materially  from those  projected or suggested in the forward looking  statements,  including our inability to raise additional  capital,  our inability to effect a business  combination  with a viable public  reporting  company,  our failure to effect our acquisition strategy and the matters  discussed in the Risk Factor  section of this  memorandum.  The  following  discussion of our  financial  condition  and  operations  should also be read in  conjunction  with the  financial  statement and related notes thereto included elsewhere in this memorandum.

Overview

We were  incorporated  under the name  Bestway  Coach  Express  Inc.  in New York on August 4,  1997.  Our  primary activity is to provide bus services on both a contracted  and per seat basis.  Currently,  most of our revenues are derived  through the provision of  specialized  destination  route service,  which is comprised of daily  scheduled service to and from casinos in Atlantic City and specified  locations in  Manhattan,  Queens and Brooklyn.  Tickets are  sold  through  agents  and  at  specified  locations.  Customers  are  taken  on an  "open-door"  basis  or by reservation.  We also provide charter services at a fixed daily rate,  based on mileage and hours of operation.  We have  arrangements  with tour agencies to provide various levels of service and equipment for  agent-sponsored  and organized tours.  Under these arrangements, we provide the motorcoach and driver at a fixed daily rate.

         We  also  provide  sightseeing  services  on a  scheduled  basis  at an  advertised  or  published  price.
Typically,  customers  will  make  reservations  for the  tours  or can  simply  board on an  "open-door"  basis at scheduled  locations.  Payment is made by the  customer,  or through  the travel  agent or the hotel.  We  generate revenues  from  sightseeing  tours,  charter  services,  tour & traveling  services,  airport  services  and casino line-runs.

The following table sets forth,  for the periods  presented,  estimated data regarding the total estimated  revenue and source of revenue earned by us.

                                                                  YEARS ENDED

                                        November 30, 2001                             November 30, 2000
                                      --------------------                          ---------------------
                                         Amount        Percentage                       Amount       Percentage
                                        -------       ------------                     -------      ------------
Casinos                               1,746,800           55%                        2,497,600           70%

Tours                                   635,200           20%                          356,800           10%

Airport Services                         63,520            2%                           35,680           1%

Sightseeing                             158,800            5%                           35,680           1%

Charter                                 476,400           15%                          570,880           16%

Other                                    95,280            3%                           71,360           2%

Total                                 3,176,000           100%                       3,568,000          100%

Results of Operations

         The following  table sets forth certain  selected  financial  data as a percentage of our revenues for all periods indicated.

                                                                          YEARS ENDED
                                                                        ---------------
                                                  November 30, 2001                     November 30, 2000
                                                --------------------                  ---------------------
                                                  Amount     Percentage                   Amount      Percentage
                                                --------    -----------                  -------     -----------
Revenues                                      $3,176,000       100.00%                $3,568,000        100.00%
Operating Expenses                             2,571,000       80.95%                  3,017,000        84.56%

         Gross Profit                            605,000       19.05%                    551,000        15.44%
General and Administrative Expenses              140,000        4.41%                    161,000         4.51%

         Operating Income                        465,000       14.64%                    390,000        10.93%
Interest Expense                                 418,000       13.16%                    396,000        11.10%

         Income (loss) before income              47,000        1.48%                    (6,000)        (.17%)
taxes
Provision for income taxes                         6,000        .19%                      67,000         1.88%

Net income (loss)                                $41,000        1.29%                   (73,000)         2.05%

Operating Results For 2001 Compared To 2000

         Total  revenues  decreased  $392,000,  or 11%,  to  $3,176,000  in 2001.  The  decrease  in  revenues  was primarily due to: (i) the expiration and nonrenewal of our contract with Foxwoods  Casino,  which contract  expired on October  2,2001 and (ii) the decline in both short haul (450 miles or less) and long haul markets that  occurred after the events of September 11 which resulted in substantially  reduced travel in the Northeastern  United States and significant cancellations of inbound tours.

         Operating  expenses  decreased  $446,000 or 15% to $2,571,000 for 2001. The decrease in operating expenses was primarily due to a decrease in work volume  occurring  after the events of September 11.  Payroll  expenses for drivers was reduced  due to lower  driver  utilization.  During this  period,  there was also a decline in fuel and oil  costs as a result  of lower  fuel  prices.  Operating  expenses  were also  reduced  due to lower  maintenance expenses  resulting from the  acquisition of new  motorcoaches  and savings  resulting from a decrease in purchased parts.

         Operating  expenses as a  percentage  of revenues  decreased  from 84.56% in 2000 to 80.95% in 2001.  This improvement  was  primarily  due to work  volume and  downsizing  of the  management.  General  and  administrative expenses as a percentage of revenue remained approximately the same as 2001.

         General and  administrative  expenses in 2001 decreased  $21,000 or 13%, from $161,000 in 2000 to $140,000 in 2001.  The decrease in general and  administrative  expenses was largely due to the to work volume  decrease and downsizing  of the  management  group.  General and  administrative  expenses as a percentage  of revenue  remained approximately the same as 2001.

         Interest  expense  increased  $22,000 in 2001 due to increased  borrowing in  connection  with  motorcoach purchases.

         Net income increased $114,000 in 2001 due primarily to the combination of the above mentioned factors.

         Operating Expenses

         Operating  expenses  consist of all costs  incurred  related to the  maintenance of  motorcoaches  and the terminal  maintenance  facility in Brooklyn,  New York. The costs include  payroll,  fuel,  repair and  maintenance costs, insurance, depreciation expenses and other related costs.

         General and Administrative Expenses

         General and  administrative  expenses consists  primarily of office expenses related to the administrative office in Manhattan, N.Y.

         Interest Expenses

         Interest  expenses consist  primarily of interest paid on capitalized lease obligations to various finance companies relating to the purchase of motorcoaches.

         Liquidity and Capital Resources

         General

         Before we can begin to carry out our  business  and  strategic  plans,  we will need to raise  substantial amounts of  additional  capital.  We believe that  existing  funds plus  operating  revenues  will be sufficient to satisfy  working  capital  requirements,  assuming  we do not  commence  our  acquisition  strategy  until  raising additional  capital,  for at least the next twelve months.  We may seek to satisfy our future funding  requirements through  offerings of securities,  with  collaborative or other strategic  alliances or arrangements with corporate partners or from other sources.  Additional  financing may not be available  when needed or on terms  acceptable to
us.  Unavailability  of  financing  may require us to delay,  scale back or  eliminate  certain of our  acquisition plans.

         Cash Flow Analysis

         For the years ended 2001 and 2000,  our  operating  activities  generated  $757,000  and $619,000 in cash, respectively.  This change in cash flow generated from  operations is primarily  attributable  to increased  income partially offset by higher working capital requirements necessitated by the increase in our activity levels.

         For the  years  ended  2001 and 2000,  our  financing  activities  used  $699,000  and  $541,000  of cash, respectively.  The change in cash flow  generated from  financing is primarily  attributable  to an increase in the capitalized lease obligations resulting from leasing five new busses in 2001 (four new leases and one trade in).

                                                     BUSINESS

         Bestway was  incorporated  in New York on August 4, 1997.  It is a  motorcoach  service  provider  with 23 motorcoaches and 1 van. Bestway currently  provides  specialized  destination route services to casinos in Atlantic
City,  New Jersey,  which  accounts for  approximately  55% of our  revenues,  charter  services to tour and travel agencies,  which accounts for  approximately  33% of our revenues and airport  services,  sightseeing  services and other services which  accounts for the remaining 10% of our revenues.  Bestway  maintains a garage depot at 183 7th
Avenue,  Brooklyn,  New York  11215,  which is  located  in the Park  Slope  area of  Brooklyn.  Its bus  fleet and maintenance  department is located at this garage.  Bestway’s  executive offices are located at 2 Mott Street,
New York, New York 10013.  Its telephone number at this address  is (212) 608 - 8988 and its fax  number at this address is (212) 608 -9169.  Bestway currently has 30 full-time employees and no part-time employees.

         We intend to  significantly  expand  our  current  operations  through  acquisitions  in order to create a nationwide  motorcoach  service  provider.  We currently  operate in New York, New Jersey and Connecticut.  We hope to expand  into other  geographic  markets  that we do not  currently  serve by  acquiring  established  motorcoach service  providers  that are  leaders in their  regional  markets.  We also plan to acquire  additional  motorcoach operations in our current  geographical  market,  including  acquisitions that either broaden the range of services provided by us in our current market or expand the geographic scope of our operations in this market.

         Upon   consummation   of  the  proposed  share  exchange  with  AMCO  Transport   Holdings,   Inc.  (i.e.,
Atlas-Republic  Corporation  after its  reincorporation  in  Delaware),  Bestway will become a subsidiary  of AMCO.
Thereafter,  each  acquisition will likely take place through a separate  corporate  subsidiary with the management function  remaining  centralized.  We expect this holding company structure with centralized  management to provide several advantages, including the following:

o        We expect to achieve  significant cost savings through the consolidation of administrative  functions such as employee benefits, safety and maintenance programs and risk management.

o        We expect to attain increased  purchasing power in such areas as equipment and parts, fuel,  insurance and financing.

o        We believe  that we can attain  increased  operating  efficiencies  through the  elimination  of redundant facilities  and  equipment  and we expect to benefit from  cross-marketing  and increased equipment utilization among the subsidiary companies.

         We believe that there are many attractive  acquisition  candidates in the motorcoach  industry  because of the highly  fragmented  nature of the industry,  industry  participants'  need for capital and their owners' desire for liquidity.  We intend to pursue an aggressive  acquisition  program.  In geographic  areas where we are not yet operating,  we will first look for acquisition  targets that have a significant  presence in that geographic  area.
When  possible,  we intend to make these initial  acquisitions  in a targeted  market by acquiring an  established, high quality local  company.  We will likely  retain  management  and  operating and sales  personnel of the target company in order to maintain continuity of operations and customer service.

         An  acquisition  in a market in which we currently  participate  generally  will be smaller than a primary entry  acquisition  and will enable us to offer  additional  services or expand into  secondary  markets within the region  already  served.  When  justified  by the size of an  existing  market  acquisition,  we would  retain  the management  and operating  and sales  personnel of the acquired  company  while  seeking to improve that  company's profitability by efficiently implementing our operating strategies.

Our Services

         We provide  services on both a contracted and per seat basis.  For contracted  services,  we arrange a fee for the use of the equipment.  In these  arrangements,  the customer  contracts the vehicle for use and we are paid a rate,  generally  on a daily or per mile basis,  that is not  dependent on passenger  load  factors.  In per seat operations,  we are paid by each individual  customer.  Fares for these per seat services are usually determined by us and payment is received from individual passengers or through a commissioned agent.

         Special Destination Services

         Currently,  most of our  revenues  are derived  through the  provision of  specialized  destination  route service,  which is  comprised  of daily  scheduled  service to and from  casinos  in  Atlantic  City and  specified locations  in  Manhattan,  Queens  and  Brooklyn.  Tickets  are sold  through  agents and at  specified  locations.
Customers are taken on an "open-door" basis or by reservation.

         Charter and Tour Services.

         We currently  provide  charter  services at a fixed daily rate,  based on mileage and hours of  operation.
We have  arrangements  with tour agencies to provide  various  levels of service and equipment for  agent-sponsored and organized tours.  Under these arrangements, we provide the motorcoach and driver at a fixed daily rate.

         We  also  provide  sightseeing  services  on a  scheduled  basis  at an  advertised  or  published  price.
Typically,  customers  will  make  reservations  for the  tours  or can  simply  board on an  "open-door"  basis at scheduled locations.  Payment is made by the customer, or through the travel agent or the hotel.

         Airport Service

         We also utilize our van to provide  service to and from New York City  airports and traveler  destinations in the New York tri-state area.

         Other Services.

         We plan to expand  our  current  services  and we intend to offer new  services,  including  commuter  and transit services and corporate  outsourcing  services.  We anticipate that much of our expansion will occur through acquisitions.

Sales and Marketing

         We have  historically,  conducted  limited  marketing of our services.  The  principal  means of marketing charter and tour services has been in telephone  directories  and through direct mail to customers  included in our data bases.  Our  specialized  destination  route  services to casinos in Atlantic  City is promoted by the casinos through the  provision of  incentives to  passengers,  including  vouchers for a small amount of cash with which to gamble and a meal at the casino, which are included with each motorcoach ticket purchased.

         Once we begin to effect our business plan of  consolidating  the motorcoach  industry we plan to implement a  targeted  national  sales and  marketing  campaign  for our  services.  The focus of this  campaign  would be on national users of motorcoach service, such as travel agencies and convention organizers.

Operations

         Our garage  depot is  located  in  Brooklyn,  New York.  On staff at this  location  are 3  mechanics  who maintain our bus fleet,  3  dispatchers  and a general  manager.  Our  executive  offices are located in New York’s
Chinatown.  All administrative functions are conducted at our executive offices.

         Because our specialized  destination  route services  involve fixed routes which rarely vary, the dispatch function is limited to  communicating  with drivers by radio to determine  that the  motorcoach is in service,  the number of  passengers  embarked and whether the  motorcoach  is on schedule and to deal with any problems in route.
When  necessary,  dispatchers  can  communicate  necessary  modifications  in schedules to meet customer demand and increase  utilization.  In most  instances,  we receive  bookings  for tours and  charters  well in advance,  which enables us to predict  periods during which  equipment  utilization is likely to be low. When this occurs,  we more actively solicit charter business in an effort to maintain equipment  utilization or schedule  alternative uses for our equipment, particularly during the winter months when tourism declines.

         We expect to continue  maintaining  a  centralized  operational  structure  as we acquire  additional  bus service  companies.  Under this structure,  major  operational  decisions will come from a central  location and be carried  out by the  sub-management  of  the  operating  subsidiaries.  We  believe  that  consistent  service  and economies of scale can only be achieved with a centralized  management  structure.  We believe that  utilization of a  decentralized  operating  structure  may  result in the  adoption  by  operating  subsidiaries  of  inconsistent strategic plans.

Equipment

         We currently  operate 23 motor  coaches and 1 van. All of the  motorcoaches  were  procured  under capital leases.  The average  deposit  that we paid under these  capital  leases for a  motorcoach  is  $15,635.82  and our approximate  average monthly rental payment per motorcoach  under these leases is $5,148.  Upon termination of each of these leases we are required to pay to the lessor an amount  ranging from 20% to 35% of the  estimated  value of the  motorcoach  as of the  expiration  of the lease.  Upon making  these  payments,  we would  obtain title to the motorcoaches.

         We use Van Hool motorcoaches,  including 5 model T2145  motorcoaches,  13 model T945  motorcoaches,  and 5
C2045  motorcoaches.  We believe  that the Van Hool  motorcoaches  work  exceptionally  well for our  needs.  Their
European design and craftsmanship  provide a luxury experience for passengers while minimizing  maintenance  needs.
These motorcoaches have a useful life of approximately 15 years.

         We expect to acquire  additional  motorcoaches  as the result of  acquisitions  that we  consummate in the future.  Once we attain  critical  mass,  we also hope to be able to reduce the capital costs  associated  with the procurement of a motorcoach through the achievement of economies of scale.

Maintenance

         We currently have a comprehensive  preventive  maintenance program for our equipment to minimize equipment downtime and prolong  equipment  life.  This program  includes  regular safety checks when a motorcoach  returns to our garage,  regular oil and filter  changes,  lubrication,  cooling  system checks and wheel  alignment on average every  6,000 to 12,000  miles,  and more  extensive  maintenance  procedures  at greater  intervals.  Interiors  of motorcoaches are cleaned and exteriors washed usually on a daily basis.

         Repairs and  maintenance are performed at our Brooklyn  garage  facility.  This facility has on location a total of 3 mechanics and other  maintenance  personnel at December 31, 2001. Most  maintenance  provided by outside facilities  results from  on-the-road  breakdowns or involves  major engine  overhauls,  which are performed by the dealer.

         Our  maintenance   strategy  includes  the  replacement  of  motorcoaches   every  5  years,  while  these
motorcoaches  are still under warranty.  The approximate  trade in value for a motorcoach  after 5 years of regular use is approximately  70-75% of its original cost. All of our  motorcoaches  are under bumper to bumper  warranties for the first two years  after  acquisition  and under  transmission  and engine  warranties  for five years  after acquisition.

         Once we begin to effect our business plan of growth through  acquisitions  we intend to share  maintenance facilities  and  personnel  among the various  operating  subsidiaries.  We expect this  sharing of  facilities  to result in a decrease in the  percentage  of  maintenance  costs  incurred at outside  shops and a decrease in total maintenance costs.

Facilities

         Our current  facilities  consist of an administrative  office located at 2 Mott Street, New York, New York
10012 and a garage depot located at 183 7th Avenue, Brooklyn, New York  11215.  Both facilities are leased.

         We have  approximately  3,000  square  feet of  office  space at our Mott  Street  executive  office.  Our monthly rental for this space is $3,180.  We have  approximately  16,000 square feet at our Brooklyn  garage.  This space is leased to us under a six year lease that  terminates  on January  31,  2004.  During the first three years of this lease we are  obligated to pay a monthly  rental fee of $7,000 per month.  This amount  increases to $7,500 per month in year 4, $8,000 per month in year 5 and $8,500 per month in year 6.

Drivers and Other Personnel

         At December 31, 2001,  we had  approximately  30 full time  employees,  of whom 24 were drivers and 3 were maintenance  personnel.  The balance included  administrative  personnel,  sales and customer service personnel and dispatchers.  We also utilize  approximately  15  independent  contractors to drive our  motorcoaches  on a regular basis.

         We have  historically  had  relatively  minimal  driver  turnover  among  full-time  drivers.  Safety  and dependability  of drivers  are  critical to our  operations.  Drivers  are  required to comply with all  applicable
Federal,  state  and  driver  qualification  and  safety  regulations,  including  hours  of  service  and  medical qualifications,  and to hold a Commercial  Driver's  License issued in conformity  with  regulations of the Federal
Highway  Administration  (FHWA).  Drivers are also subjected to drug and alcohol  testing  requirements  imposed by the FHWA,  including  random,  reasonable  suspicion and post-accident  testing.  Driver applicants are required to have significant driving experience and to pass medical examinations.

         No unions  currently  represent any of our employees and we are not a party to any  collective  bargaining agreements.  We have not  experienced  any work  stoppages  and believe that  relationships  with our employees are satisfactory.

Safety

         We are  dedicated  to  maintaining  safe  operations.  We adhere to the FHWA and  comparable  state  motor carrier safety rules,  including rules  concerning safe motor vehicle  equipment,  driver  qualifications  and safe operation  of  vehicles.  Our  drivers  undergo  regular  drug and  alcohol  testing  in  conformity  with FHWA and comparable  state  requirements.  We also address  accidents and other  incidents and take follow-up steps intended to reduce the risk of repeat accidents and incidents.

Risk Management and Insurance

         The  primary  risks  involved  in  our  operations  are  bodily  injury,   property  damage  and  workers'
compensation.  We currently  maintain  insurance  against these risks and are subject to liability as self insurers to the extent of the deductible under each policy.

         We  currently  maintain  liability  insurance  for  bodily  injury  and  third  party  property  damage in sufficient  amounts to meet all applicable Federal  requirements.  Our workers'  compensation  policy complies with
New York State law.

Fuel Availability and Cost

         We purchase  fuel in bulk and store it at our garage  depot in a 6,000 gallon fuel tank.  Currently,  fuel is  purchased  from two  suppliers  at  prevailing  market  prices.  We expect  that the  aggregate  volume of fuel purchased by us after we consummate the acquisition of other companies will create  improved  negotiating  leverage with fuel vendors and may result in lower fuel prices.

         Fuel prices are subject to sudden  increases as a result of variations  in supply  levels and demand.  Any sustained  increase in fuel prices could adversely  affect our results of operations.  From time to time, there are efforts at the  Federal or state  level to  increase  fuel or highway  use taxes,  which,  if  enacted,  also could adversely affect our results of operations.

Competition

         The  portions  of the  motorcoach  industry  in which we operate are highly  competitive,  fragmented  and served by numerous  operators,  most of which serve only a single area or region.  Our  competitors  include  other operators of motorcoaches and other high occupancy  vehicles,  such as Coach USA,  Laidlaw,  Inc. and Ryder System,
Inc.,  operators of  passenger  automobiles  and, to a more  limited  extent,  airlines,  Amtrak and commuter  rail service  providers.  Many of our  competitors  have  greater  financial,  technical  and  marketing  resources  and generate greater revenues than us.

         We believe that the principal  competitive  factors in the bus service industry are reliability,  customer service and price,  as well as equipment  comfort and  appearance.  In addition,  competition  with respect to some services is limited in some locations by the difficulty in obtaining required state route authorizations.

         Once we begin to carry out our  acquisition  strategy,  we will  compete for  acquisition  candidates.  It will be difficult for us to effect  acquisitions  until we are able to raise sufficient  capital and build a strong management  team.  Other  acquisitive  companies in our industry may have more  resources  and be better  suited to attract  acquisition  candidates  than  us.  We  cannot  give any  assurances  that we will be able to  effect  our acquisition strategy.

Regulation

         The United States Secretary of  Transportation  and three agencies within the United States  Department of
Transportation  (the Surface  Transportation  Board,  the Federal Highway  Administration,  and the Federal Transit
Administration)  regulate,  to a  limited  extent,  our  interstate  motorcoach  operations.  The  Federal  Highway
Administration,  or FHWA,  requires our interstate  motorcoach  operators to register with that agency, to maintain minimum  amounts of insurance and to operate in conformity with safety  regulations.  One or more of the regulatory bodies listed above requires our interstate motorcoach operators to adhere to driver qualification  guidelines,  to provide  transportation  service on  reasonable  request and to provide  safe and  adequate  service and  vehicles;
however,  none of the  regulatory  bodies  regulates  our  interstate  motorcoach  fares,  nor do they  require our interstate  motorcoach  operators  to file  tariffs.  The Surface  Transportation  Board,  or STB, and the FHWA can
impose civil penalties upon us for violations of applicable regulatory  requirements;  the FHWA may suspend,  amend or revoke our motorcoach operator's  registration for our operator's  substantial failure to comply with applicable regulations.  We  believe  that  we have  conducted  our  operations  in  substantial  compliance  with  applicable regulations,  and we do not  believe  that  ongoing  compliance  with  such  regulations  will  require  us to make substantial capital expenditures.

         Federal  regulatory  authority  preempts  state and local  governments  from  regulating the scheduling or rates of interstate or intrastate  transportation  provided by  motorcoach  operators on interstate  routes.  State and local regulation of interstate and intrastate charter bus transportation is also preempted.

Environmental Matters

         Our  operations  are  subject to  various  Federal,  state and local  environmental  laws and  regulations governing vehicle emissions,  aboveground fuel tanks and the storage,  use and disposal of hazardous  materials and hazardous  waste in connection  with our in-house  maintenance  operations.  These laws include the Water Pollution
Control Act,  the Clean Air Act,  the Resource  Conservation  and  Recovery  Act, the  Comprehensive  Environmental
Response,  Compensation  and Liability  Act and various state and local laws.  There is a 6,000 gallon above ground storage tank at our Brooklyn  garage  depot.  We also wash our  motorcoaches  at our Brooklyn  garage depot and the resulting  waste must be  disposed of in  accordance  with  regulatory  requirements.  In the event of a spill,  we would be responsible for the cost of the clean-up, which could be significant.

Legal Proceedings

         Bestway is not a party to any legal proceedings.

                           DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers of Bestway

         The directors and executive officers of Bestway are as follows:

         Name                       Age            Position

         Wilson Cheng               30             President,  Treasurer  and  Chairman
                                                   of the Board of Directors

         Vivian Cheng               33             Executive    Vice    President   and
                                                   Director

         Kelvin Chan                34             Chief  Operating  Officer,   General
                                                   Manager and Director

         Jovi Chen                  25             Vice    President   of   Sales   and
                                                   Marketing

         Ronald Lui                 51             Assistant Treasurer

         Wilson Cheng is Bestway’s  founder,  Chairman,  Chief Executive Officer,  President and Treasurer.  He has
served in such  capacities  since the inception of Bestway in August 1997.  From 1993 to August 1997, Mr. Cheng was
the President of Bestway Tour & Travel Inc., a travel agency located in New York City.

         Vivian Cheng has served as the  Executive  Vice  President and Secretary of Bestway since its inception in
August  1997.  From 1993 to August 1997,  Ms.  Cheng served as the Vice  President of Bestway Tour & Travel Inc., a
travel  agency  located in New York City.  Prior to that,  Ms.  Cheng served as Tour  Marketing  Manager of Chinese
American Travel, Inc., from October 1987 through February 1993.

         Kelvin Chan became  Bestway’s  Chief  Operating  Officer and  General  Manager in October  1998.  Prior to
that,  Mr. Chan was  responsible  for  development,  marketing and management of all  development  and sales at D&D
Trading Inc. from June 1988 to September 1998.

         Jovi Chen,  has served as Vice President of Sales and Marketing since Bestway’s inception in August
1997.  Prior to joining Bestway he served as Tour Manager of Bestway Tour & Travel Inc.  from July 1995 to August
1997.

         Ronald Lui has been the Chief Executive Officer,  President and a director of Minghua Group  International
Holdings  Limited,  a developer of alternative  energy vehicles,  since April 2, 2001. For the previous five years,
Mr. Lui worked for Fuller  International  Development  Ltd., a real estate  development  company,  as the Southeast
Asia Regional  Director.  Mr. Lui is also the Chairman and controlling  stockholder of Loyalty United (US), Inc., a private investment holding company that was formed in October of 2001.

         Wilson Cheng,  our Chairman,  President and Treasurer,  and Vivian Cheng, our Executive Vice President and
Director, are siblings.

                          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The  following  table sets forth,  as of April 23,  2002,  the number of shares of common stock owned of record and beneficially by executive  officers,  directors and persons who hold 5% or more of the outstanding  common stock of
Bestway.  Also  included are the shares held by all executive officers and directors as a group.

                                                                  Amount   and   Nature   of  Percent of
                                                                  Beneficial Owner            Class
Name and Address of Beneficial Owner                                                          Owned

----------------------------------------------------------------- --------------------------- ---------------
Wilson Cheng                                                      6,400,000                   45.71%
2 Mott Street
New York, New York  10013

Ronald C. H. Lui                                                  2,300,000(a)                16.43%
54 Pine Street
4th Floor
New York, New York  10005

All Directors and Officers as                                     8,700,000                   62.14%
a Group (the two persons named above)
_________________________________

(a)      Consists of  2,300,000  shares of Bestway  common stock owned by Loyalty  United  (US),  Inc., a privately held entity controlled by Mr. Lui.

                                MARKET FOR COMMON EQUITY AND RELATED STOCK MATTERS

         Our  common  stock is not  currently  traded  on any  exchange  nor is it  quoted  through  any  quotation service.  The  common  stock  of  Atlas-Republic  Corporation  is  subject  to an  unpriced  quotation  on the NASD
Over-the-Counter  Bulletin Board under the symbol “ARPB”.  Upon  consummation of (i) Atlas being redomiciled in the state of Delaware as the result of the proposed  merger with AMCO  Transport  Holdings,  Inc.,  as described in the information  statement and (ii) the share exchange among AMCO and the shareholders of Bestway,  the common stock of our parent, AMCO, will be quoted on the NASD  Over-the-Counter  Bulletin Board under a new, as of yet undetermined, symbol.

         We have not paid any cash  dividends  with  respect to our common  stock.  We  presently  intend to retain future  earnings to finance our  conversion to a public company and our  acquisition  strategy and therefore do not anticipate  the payment of any cash  dividends in the  foreseeable  future.  Payment of future  dividends,  if any, will depend upon our future  earnings  and  capital  requirements  and other  factors  that our board of  directors considers appropriate.

                                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the period from November 30, 2000 through  November 30, 2001, Mr. Cheng,  the President of Bestway,
loaned to Bestway  $264,149.  This loan is evidenced by a promissory  note that is due (with interest from December
1, 2001 at 6%) on November 30,  2003.  Additional  advances may be made by Mr. Cheng to Bestway  under the note and these additional  advances will be automatically  covered by the terms of the note upon endorsement by Mr. Cheng of a schedule attached to the note.

         On November 15, 2001 Loyalty United (US),  Inc., a corporation  controlled by Ronald C. H. Lui,  Bestway’s
Assistant  Treasurer,  acquired  3.59375 shares of Bestway’s  common stock (or 2,300,000 shares after giving effect to the  640,000 for 1 stock  split  which was  effected on January 18,  2002) at a price per share equal to $10.000
(or an aggregate  price of $35.94).  At the same time that  Loyalty  acquired the stock,  Jihui  Capital  Services,
Inc., a consulting firm that is wholly-owned by Loyalty,  entered into a consulting  agreement with Bestway.  Under this  Agreement,  Jihui has agreed to, among other  things,  assist  Bestway in locating  and  effecting a business combination  with a  corporation  that  files  reports  with the  Securities  and  Exchange  Commission  under  the
Securities  Act of 1934, as amended,  work with  Bestway’s  legal  counsel and  accounting  firm to consummate  the business  combination,  assist Bestway in the development and  implementation  of its business plan, advise Bestway regarding its capital  structure,  help Bestway  prepare  business plans and private  placement  memoranda,  assist
Bestway in the  negotiation of material  agreements and other  arrangements  with its future clients  suppliers and others,  help  Bestway to  communicate  effectively  with its  stockholders,  help  Bestway to obtain and  maintain effective  relationships  with  market  makers,  transfer  agents  and  otherwise  to provide  consulting  services necessary  or desirable to Bestway so that it can fulfill its  business  plan.  Under the terms of this  agreement,
Jihui bills Bestway at its standard hourly rate (currently  $250/hour) for services  actually  performed to Bestway and is reimbursed for expenses  actually incurred on Bestway’s  behalf.  Bestway’s  agreement with Jihui has a term of 6 months and will  automatically  renew for  successive 6 month  periods,  provided that either Bestway or Jihui may terminate the agreement at any time by giving not less than 30 days written notice to the other party.

         Bestway has made loans to and has  received  loans from  Bestway  Tour and Travel,  Inc.  Bestway Tour and
Travel Inc. is an affiliate  of Bestway  because it is also  controlled  by Wilson  Cheng.  These  affiliate  loans consist  of  unsecured,  non-interest  bearing  loans  payable/receivable  with no fixed  terms of  repayment.  The purpose of the loans to and from Bestway Tour and Travel,  Inc. was to supply  additional  working  capital to each company as needed by each company.  As of November 30, 2001, Bestway Tour and Travel Inc. owed Bestway $214,194.

                                              EXECUTIVE COMPENSATION

         The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to Bestway’s President, Treasurer and Chairman, Wilson Cheng, and each of the other executive officers, if any, who earned over $100,000 and was serving at the end of our last fiscal year December 31, 2001, for services in all capacities to Bestway.

                               Annual Compensation               Long-Term Compensation

Name
And Principal
Position

                                                       Awards                   Payouts

               Year

                                                                 Securities         All
                                                                 Under-lying        Other
                                                    Restricted   Options/           Compen-
                      Salary     Bonus    Stock       SARs       LTIP               Sation
                        ($)      ($)      Awards      (#)        Payouts             ($)
                                          ($)                      ($)

Wilson Cheng   2001   89,902      0        0            0           0         0       0
President,
Treasurer and
Chairman
               2000     0         0        0            0           0         0       0
               1999     0         0        0            0           0         0       0

Compensation of Directors

         All  directors  are  reimbursed  for  out-of-pocket  expenses in  connection  with  attendance at board of director's  and/or  committee  meetings,  but are not  otherwise  compensated.  We  anticipate  that when and if we become a public company we may provide  additional  compensation to our outside  directors,  if any, in the form of payments for attending board meetings and/or nonqualified stock options.

Employment Agreements

         We have not entered into written  employment  contracts with any of our employees.  We anticipate  that we will enter into an employment  agreement  with Mr. Cheng and perhaps other  members of our  management  team in the near  future.  To date,  Mr.  Cheng has  agreed  to  receive  a  substantially  reduced  salary,  compensation  and perquisites  so that Bestway  could grow.  It is likely that Mr.  Cheng’s  salary will be increased  when he enters into an employment  agreement with Bestway or, upon  consummation  of the proposed share  exchange,  AMCO and it is also likely that he will receive an annual bonus and other  perquisites  that are  commensurate  with executives at his level of  employment.  Management  estimates  that upon  consummation  of the proposed share exchange with AMCO and after retaining  other necessary  senior  management  personnel its annual payroll  expenses for the management team, which will consist of approximately 16 people, will be approximately $1,355,000.

Stock Plan

         Bestway has not adopted a stock  option or other  equity  incentive  program to date.  As indicated in the information  statement,  a majority in interest of the  shareholders of  Atlas-Republic  Corporation have indicated
that they will approve the AMCO  Transport  Holdings,  Inc. 2001 Stock Plan and the AMCO Transport  Holdings,  Inc.
Employee  Stock  Compensation  Plan.  Each of these plans are described in the  information  statement.  Management expects to provide  incentive to its employees  through  granting  options to them in the future under these plans.
The amount and other terms of these options will be determined by the board of directors in its discretion.

                                            DESCRIPTION OF CAPITAL STOCK

         As of April 23, 2002,  the  authorized  capital stock of Bestway  consists of 20,000,000  shares of common stock, par value $0.001 per share, of which 14,000,000 shares are issued and outstanding.

Common Stock

Holders of common stock are entitled to one vote per share on all matters submitted to vote of shareholders of Bestway and to receive dividends when, as and if declared by the Bestway board from funds legally available for such purposes.  Upon liquidation, holders of common stock are entitled to share ratably in any assets available for distribution to stockholders after payment of all obligations of Bestway.  Shareholders do not have cumulative voting rights or preemptive, subscription or conversion rights.

                                                     ACCOUNTANTS

         The financial  statements  of Bestway for the years ended  November 30, 2000 and 2001 have been audited by
Livingston, Wachtell & Co. LLP, CPA, whose report is included in this memorandum under Exhibit A.

EXHIBIT

Financial Statements

Bestway Coach Express Inc.

Financial Statements

November 30, 2001

Dated:  February 7, 2002

BESTWAY COACH EXPRESS INC.

NOVEMBER 30, 2001

I N D E X

                                                              Page No.
                                                              --------

INDEPENDENT AUDITORS' REPORT                                      2

BALANCE SHEETS
     November 30, 2001 and 2000                                   3

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
     For the years ended November 30, 2001 and 2000               4

STATEMENTS OF CASH FLOWS
     For the years ended November 30, 2001 and 2000               5

NOTES TO FINANCIAL STATEMENTS                                     6

INDEPENDENT AUDITORS' REPORT

Board of Directors
Bestway Coach Express Inc.
New York, N.Y.

We have audited the  accompanying  balance  sheets of BESTWAY  COACH  EXPRESS INC. as of November 30, 2001 and 2000
and the related  statements of  operations  and retained  earnings and cash flows for the years ended  November 30,
2001  and  2000.  These  financial   statements  are  the   responsibility   of  the  Company's   management.   Our
responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing  standards  generally  accepted in the United States of America.
Those  standards  require  that we plan and  perform the audit to obtain  reasonable  assurance  about  whether the financial  statements are free of material  misstatement.  An audit includes examining,  on a test basis,  evidence supporting  the  amounts  and  disclosures  in the  financial  statements.  An audit also  includes  assessing  the accounting  principles  used and  significant  estimates  made by  management,  as well as  evaluating  the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our  opinion,  the  financial  statements  referred to above  present  fairly,  in all  material  respects,  the financial  position  of Bestway  Coach  Express  Inc.  as of  November  30,  2001 and 2000,  and the results of its operations  and its cash flows for the years  then  ended,  in  conformity  with  accounting  principles  generally accepted in the United States of America.

/s/Livingston, Wachtell & Co., LLP

New York, New York

February 7, 2002

BESTWAY COACH EXPRESS INC.

BALANCE SHEETS

NOVEMBER 30, 2001 AND 2000

                                                              2 0 0 1              2 0 0 0
                                                            ----------           -----------
                                             ASSETS

CURRENT ASSETS
   Cash and cash equivalents                             $         32,243     $          2,322
   Accounts receivable, net                                        18,705              173,751
   Inventories                                                    174,887              158,438
   Prepaid expenses                                               339,509              194,510
   Due from related company                                       214,194                 -
                                                        _________________     ________________
           TOTAL CURRENT ASSETS                                   779,538              529,021

PROPERTY AND EQUIPMENT, NET                                     6,663,093            5,764,523
                                                         ________________     ________________
            TOTAL ASSETS                                 $     7,442,631      $      6,293,544
                                                         ================     ================

                               LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
   Current maturities of capitalized lease obligations   $        787,097     $        606,811
   Notes payable                                                  357,155                 -
   Cash overdraft                                                 165,435              127,135
   Accounts payable and accrued liabilities                       539,234              412,270
   Due to related company                                            -                 142,972
                                                        _________________     ________________
           TOTAL CURRENT LIABILITIES                            1,848,921            1,289,188

LONG-TERM LIABILITIES
   Capitalized lease obligations, net of current maturities     4,935,429            4,376,407
   Due to stockholder                                             264,149              281,445
   Deferred income taxes                                          173,514              167,002
                                                        _________________     ________________
           TOTAL LONG-TERM LIABILITIES                          5,373,092            4,824,854
                                                        _________________     ________________
           TOTAL LIABILITIES                                    7,222,013            6,114,042
                                                        _________________     ________________

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
   Common stock, no par, 200 shares authorized,
      issued and outstanding 14 shares in 2001 and
      10 shares in 2000                                                14                   10
   Additional paid-in-capital                                      33,486               33,490
   Retained earnings                                              187,118              146,002
                                                        _________________     ________________
           TOTAL STOCKHOLDERS' EQUITY                             220,618              179,502
                                                        _________________     ________________
           TOTAL LIABILITIES AND
              STOCKHOLDERS’ EQUITY                       $      7,442,631     $      6,293,544
                                                        =================     ================

The accompanying notes are an integral part of these financial statements.

BESTWAY COACH EXPRESS INC.

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000

                                                             2 0 0 1               2 0 0 0
                                                            ---------             ----------
Revenues                                                  $     3,176,596        $   3,568,493

Operating expenses                                              2,571,418            3,017,418
                                                          _______________        _____________

     GROSS PROFIT                                                 605,178              551,075

General and administrative expenses                               139,514              160,659
                                                          _______________        _____________

     OPERATING INCOME                                             465,664              390,416

Interest expense                                                  418,036              396,498
                                                          _______________        _____________

     Income (Loss) before income taxes                             47,628               (6,082)

Deferred tax provision                                              6,512               67,000
                                                          _______________        _____________

     NET INCOME (LOSS)                                             41,116              (73,082)

RETAINED EARNINGS - BEGINNING OF YEAR                             146,002              219,084
                                                          _______________       ______________
RETAINED EARNINGS - END OF YEAR                           $       187,118        $     146,002
                                                          ===============        =============

The accompanying notes are an integral part of these financial statements.

BESTWAY COACH EXPRESS INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000

                                                        2 0 0 1                2 0 0 0
                                                            ---------              ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                     $        41,116          $     (73,082)
  Adjustment to reconcile net income to net cash
      provided by operating activities:
          Depreciation and amortization                         550,770                538,612
          Deferred income tax provision                           6,512                 67,000
          Changes in operating assets and liabilities:
              Accounts receivable, net                          155,046               (173,751)
              Inventories                                       (16,449)               (20,027)
              Prepaid expenses                                 (144,999)               (42,549)
              Accounts payable and accrued liabilities          126,964                227,399
              Cash overdraft                                     38,300                 95,334
                                                        _______________          _____________

                NET CASH PROVIDED BY
                   OPERATING ACTIVITIES                         757,260                618,936
                                                        _______________          _____________

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property and equipment                           (28,429)               (75,689)
                                                        _______________          _____________
                NET CASH USED IN
                   INVESTING ACTIVITIES                         (28,429)               (75,689)
                                                        _______________          _____________

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from notes payable - net                             357,155                   -
  Due to (from) related company                                (357,166)               142,972
  Due to stockholder                                            (17,296)              (116,695)
  Repayment of capitalized lease obligations                   (681,603)              (567,202)
                NET CASH USED IN                        _______________          _____________
                   FINANCING ACTIVITIES                        (698,910)              (540,925)
                                                        _______________          _____________

NET INCREASE IN CASH AND CASH EQUIVALENTS                        29,921                  2,322

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                     2,322                   -
                                                        _______________          _____________
CASH AND CASH EQUIVALENTS - END OF YEAR                 $        32,243          $       2,322
                                                        ===============          =============

The accompanying notes are an integral part of these financial statements.

BESTWAY COACH EXPRESS INC.

NOTES TO FINANCIAL STATEMENTS

1.  BUSINESS AND ORGANIZATION

Bestway  Coach  Express Inc.  (the  “Company”)  was  incorporated  on August 4, 1997,  in New York State.  The
         Company provides motorcoach  transportation  services.  The majority of the Company’s revenues are derived from contracts with casinos to provide  transportation  services between Atlantic City, New Jersey and New
         York City.  The Company also provides charter services that are arranged by various tour agencies.

The Company’s  operations  include a leased  terminal and  maintenance  facility in Brooklyn,  NY and a leased administrative  office in  Manhattan,  NY.  The  Company is subject to  regulation  by the  Department  of
         Transportation  (the “DOT”) and  certain  state  regulations.  The  Surface  Transportation  Board and the
         Federal Highway  Administration,  (the “FHWA”) can impose civil penalties upon companies for violations of applicable  regulatory  requirements.  The  FHWA may  suspend,  amend or  revoke  a  company’s  motorcoach operator’s  registration  for an operator’s  substantial  failure to comply with  applicable  regulations.
         Management  believes that it has  conducted  its  operations in  substantial  compliance  with  applicable regulations and does not believe that ongoing  compliance with such  regulations  will require the Company to make substantial capital expenditures.

The Company’s entire fleet of 23 motorcoaches is leased,  generally under long-term  capitalized  leases for a term of seven years.  The Company  considers a motorcoach  to be a “late model  vehicle”  during its first seven years of operations.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with a maturity of three months or less as cash equivalents.

      INVENTORIES

Inventories  consist of motorcoach  replacement  parts and diesel fuel.  Inventory cost is stated at the lower of cost or market with costs determined using the average cost method.

      PROPERTY AND EQUIPMENT

Property and equipment,  including  capitalized  leases,  are recorded at cost.  Depreciation is recorded over the estimated useful lives.  The Company  principally  uses the  straight-line  method of depreciation for financial  reporting  purposes  and  accelerated  methods  and useful  lives for tax  reporting  purposes.
         Maintenance  costs are expensed as incurred,  and renewals and betterments are capitalized.  The Company’s management  continually  evaluates  whether  circumstances  have occurred that indicate that the remaining estimated  useful lives of property and equipment may warrant  revision or that the remaining  balance may no longer be recoverable.

BESTWAY COACH EXPRESS INC.

NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      CONCENTRATION OF CREDIT RISKS

The Company  provides  services  generally  in the New  York  City and New  Jersey  metropolitan  areas.  The
         Company’s accounts  receivable  consist of receivables from casinos and various tour agencies.  Management performs  ongoing credit  evaluations on customers and provides  allowances for bad debts when  considered necessary.

      REVENUE RECOGNITION

Motorcoach  revenues are derived from fees charged  under  contracts  and other  arrangements  for  motorcoach services.  The Company  recognizes  revenue when the service is provided.  A liability  for receipts  from services  sold but not yet earned is  recorded  as  unredeemed  services  and  included  under the caption
         “Accounts payable and accrued liabilities” on the balance sheet.

      INCOME TAXES

Income  taxes are  provided  for under the  liability  method  considering  the tax  effects  of  transactions reported  in the  financial  statements,  which are  different  from the tax return.  Deferred  income tax assets and liabilities  represent the future tax consequences of those  differences,  which will be either taxable or deductible when the underlying assets or liabilities are recovered or settled.

      INSURANCE COVERAGE

The Company maintains comprehensive vehicle liability,  general liability,  workers’ compensation and property insurance  to insure its assets and  operations,  with some claims  subject to certain  deductible  and no deductibles for other claims.  Company’s  management  continually  evaluates the adequacy of its insurance and whether a reserve for outstanding  claims,  not covered by the Company’s  present  insurance  coverage and when certain insurance deductibles are not met, is warranted.

      ENVIRONMENTAL RESERVES

The Company’s  operations are subject to various federal,  state and local  environmental laws and regulations governing  vehicle  emissions,  above  ground fuel tanks and the  storage,  use and  disposal of hazardous materials  and  hazardous  waste in  connection  with its  in-house  maintenance  operations.  These  laws include the Water Pollution  Control Act, the Clean Air Act, the Resource  Conservation  and Recovery Act,
         the  Comprehensive  Environmental  Response,  Compensation  and  Liability Act and various state and local laws.  The Company has a 6,000  gallon  above  ground  storage  tank at the  Brooklyn  garage  depot.  The
         Company  also washes their  motorcoaches  at its Brooklyn  garage  depot and the  resulting  waste must be disposed of in accordance  with  regulatory  requirements.  In the event of a spill,  the Company would be responsible for the cost of the clean up, which could be significant.

BESTWAY COACH EXPRESS INC.

NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company’s  management  continually  evaluates whether  circumstances  have occurred that indicate that its maintenance  facility  could be identified  for potential  clean up and/or  remediation  work. On November
         30,  2001  and  2000,  management  determined  that  there  were  no  existing  or  pending  environmental liabilities.

      USE OF ESTIMATES

The preparation of financial  statements in conformity with generally accepted accounting  principles requires management  to make  estimates  and  assumptions.  These  estimates  and  assumptions  affect the reported amounts of assets and liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the  reported  amounts of revenues and expenses  during the  reporting  period.
         Actual results could differ from these estimates.

      SIGNIFICANT ESTIMATES

Several areas require  significant  management  estimates relating to uncertainties for which it is reasonably possible  that there will be a material  change in the near term.  The more  significant  areas  requiring the  use of  management  estimates  related  to the  valuation  of  receivables,  leasehold  improvements, inventory, liability reserves, and the useful lives for amortization and depreciation.

      ADVERTISING COSTS

All  costs  associated  with  advertising  and  promoting  the  Company  are  expensed  in the year  incurred.
   Advertising expense was not material for the years ended November 30, 2001 and 2000.

3.  INVENTORIES

     Inventories as of November 30 are as follows:

                                                         2 0 0 1               2 0 0 0

        Service parts                              $       170,162       $       153,713
                   Fuel                                      4,725                 4,725
                                                   _______________       _______________
                            Total                  $       174,887       $       158,438
                                                   ===============       ===============

Fuel is a  significant  operating  expense,  which can  fluctuate in price as a result of variations in supply and demand in the economic markets.

BESTWAY COACH EXPRESS INC.

NOTES TO FINANCIAL STATEMENTS

4.  PROPERTY AND EQUIPMENT

      Property and equipment as of November 30, are as follows:

                                           Estimated
                                          Useful Lives
                                            (Years)         2 0 0 1           2 0 0 0
                                                           ---------         ---------
Capitalized leased – motorcoaches             15         $  7,965,625     $   6,596,375
         Leasehold improvements                6              248,989           248,989
         Machinery and equipment              5-7             103,007           103,559
         Furniture and fixtures              7-10              48,161            46,791
                                                        _____________     _____________
                                                            8,365,782         6,995,714
         Less:accumulated
                depreciation and
                amortization                                1,702,689         1,231,191
                                                        _____________     _____________
              Total                                      $  6,663,093     $   5,764,523
                                                        =============     =============

Depreciation  and  amortization  on property and  equipment  charged to expense were $550,770 and $538,612 for the years  ended  November  30,  2001 and 2000,  respectively.  Accumulated  amortization  of  capitalized leased assets total $1,425,552 and $1,016,785 at November 30, 2001 and 2000, respectively.

5.  CAPITALIZED LEASE OBLIGATIONS

The Company leases all of its motorcoaches  from various finance  companies.  The lease  agreements  contain a purchase option,  which management  estimates will be substantially less than the fair market value of the motorcoach  at the end of the lease term.  It is  management’s  intention to exercise the purchase  option at the end of each lease.  As a result,  the present value of the remaining  principal  lease  payments is recorded as a capitalized lease obligation.

                                                               2 0 0 1             2 0 0 0
                                                             ----------           ---------
      Total obligations under capital leases consists
         of – notes payable to finance companies,
         implicit interest rates ranging from 6% to 12%
         due in various monthly installments, maturing
         at various dates through June 2008.                $    5,722,526     $    4,983,218

      Less current maturities                                      787,097            606,811
                                                            ______________     ______________
         Total                                              $    4,935,429     $    4,376,407
                                                            ==============     ==============

BESTWAY COACH EXPRESS INC.

NOTES TO FINANCIAL STATEMENTS

5.  CAPITALIZED LEASE OBLIGATIONS (Continued)

At November 30, 2001, future minimum principal payments under capital lease obligations are as follows:

    Year ending November 30,
              2002                                                      $     1,199,330
              2003                                                            1,199,330
              2004                                                            1,858,105
              2005                                                              945,584
              2006                                                            1,146,664
              Thereafter                                                        719,439
                                                                        _______________
                  Total capitalized lease obligations                         7,068,452

              Less amounts representing interest                              1,345,926
                                                                        _______________
                  Total present value of minimum
                         Lease payments                                 $     5,722,526
                                                                        ===============

6.  RELATED PARTY TRANSATIONS

      STOCKHOLDERS’ LOAN

Due to stockholder consists of an unsecured note payable in 2002 that does not begin to accrue interest until December 1, 2001.

      DUE TO/FROM RELATED COMPANY

Due to/from Related  Company  consists of unsecured,  non-interest  bearing loans  payable/receivable  with no fixed terms of  repayment,  therefore,  deemed  payable on demand.  The purpose of the loans,  to/from the related  company,  Bestway  Tour and  Travel,  Inc.,  (“Bestway  Tour”) was to supply  additional  working capital to the Company as needed by each company.

      STOCK TRANSACTION

On November  15, 2001 Loyalty  United (US),  Inc.,  (“Loyalty”)  a  corporation  controlled  by the  Company’s
         Assistant  Treasurer,  acquired  3.59375 shares of the Company’s  common stock (or 2,300,000  shares after giving  effect to the 640,000 for 1 stock  split  which was  effected on January 18,  2002) at a price per share equal to $10 (or an aggregate price of $35.94).

BESTWAY COACH EXPRESS INC.

NOTES TO FINANCIAL STATEMENTS

6.  RELATED PARTY TRANSACTIONS (Continued)

      CONSULTING AGREEMENT

At the same time that Loyalty acquired the stock, Jihui Capital Services,  Inc., (“Jihui”),  a consulting firm that is  wholly-owned  by Loyalty,  entered  into a  consulting  agreement  with the  Company.  Under this
         Agreement,  Jihui has agreed to,  among  other  things,  assist the Company in  locating  and  effecting a business  combination  with a corporation  that files reports with the Securities and Exchange  Commission under  the  Securities  Act of 1934,  as  amended,  and to  assist  the  Company  in the  development  and implementation  of its business plan.  Under the terms of this  agreement,  Jihui bills the Company at its standard  hourly rate  (currently  $250/hour) for its services and is reimbursed for expenses  incurred on the Company’s  behalf.  The Company’s  agreement with Jihui has a term of 6 months and will  automatically renew for  successive 6 month  periods.  The Company or Jihui may  terminate  the agreement at any time by giving not less than 30 days written notice to the other party.

7.  INCOME TAXES

The Company has implemented SFAS No. 109 “Accounting for Income Taxes”, which provides for a liability approach to accounting for income taxes.  Total deferred tax assets and liabilities as of November 30, are as follows:

                                                        2 0 0 1                   2 0 0 0

       Deferred tax assets                       $     1,339,680            $     1,002,546
       Deferred tax liabilities                       (1,513,194)                (1,169,548)
                                                 _______________            _______________
           Net                                   $      (173,514)           $      (167,002)
                                                 ===============            ===============

Deferred income taxes result from the effect of  transactions,  which are recognized in different  periods for financial and tax reporting purposes.

Deferred income taxes are recognized for the tax consequences of temporary  differences by applying  statutory tax rates to  differences  between  the  financial  reporting  and the tax bases of  existing  assets and liabilities.  These  temporary  differences  related  primarily  to  property  and  equipment  due to the difference between book and tax depreciation on the buses.

The Company has federal and state net operating loss  carryforwards  of approximately  $3,349,201  expiring in the years 2018 through  2020.  The tax benefit of these net  operating  loss  carryforwards,  based on an effective tax rate of 40% is  approximately  $1,339,680  and  $1,002,546  for November 30, 2001 and 2000,
          respectively, and are shown above under the caption, “Deferred tax assets”.

BESTWAY COACH EXPRESS INC.

NOTES TO FINANCIAL STATEMENTS

8.  SHORT-TERM BORROWINGS AND OTHER CREDIT FACILITIES

At November 30, 2001,  there were several lines of credit or other credit  facilities  that were in place with the Company’s banks, other financial  institutions and other non-related  entities.  The total borrowings outstanding at November 30, 2001 was $357,155.  The weighted  average  interest rate for these short-term borrowings as of the fiscal year end November 30, 2001 was approximately 5%.

9.  COMMITMENTS AND CONTINGENCIES

The Company  leases its terminal / maintenance  facility from an unrelated  party,  and subleases from Bestway
          Tour, a related  company,  on a  month-to-month  basis its office  facilities.  Combined rent expense for the years ended  November  30, 2001 and 2000 were  $136,909 and  $134,409,  respectively.  The  following represents  future minimum rental payments for its  noncancelable  operating  leases for its terminal and maintenance facility:

               Year ending November 30,
              -------------------------
                         2002                              $      95,000
                         2003                                    101,000
                         2004                                     17,000
                                                           _____________
                        Total                              $     213,000
                                                           =============

      LITIGATION

The Company is subject to certain claims and lawsuits  arising out of the ordinary  course of doing  business.
         The primary  risks in the Company’s  operations  are bodily risks in the  Company’s  operations,  property damage to third parties and workers’ compensation and other various liability claims.

The accrued insurance  claims,  included in “Accounts payable and accrued  expenses”,  represent  management’s estimate of the Company’s  potential claims costs in satisfying the deductible  provision of the insurance policies for claims  occurring  through  November 30, 2001 and 2000.  This reserve is based on known facts and historical trends.

Management believes the reserve of $25,000 to be adequate at November 30, 2001 and 2000.

BESTWAY COACH EXPRESS INC.

NOTES TO FINANCIAL STATEMENTS

10.  SUPPLEMENTAL CASH FLOW INFORMATION

     Cash paid during the year ended November 30, for:

                                                    2 0 0 1             2 0 0 0
                                                ------------         ------------
     Interest                                 $      419,047        $     396,498
                                              ==============        =============
     Income taxes                             $        1,823        $       1,597
                                              ==============        =============

      NON-CASH INVESTING ACTIVITIES:

     Capitalized lease obligations incurred
           for the purchase of new buses      $    1,420,911        $   1,730,919
                                              ==============        =============

11.  SUBSEQUENT EVENTS

On January 18, 2002,  the Company filed with the New York State  Department  of State a  Certificate  to amend
        the  Company’s  Certificate  of  Incorporation  (“Amendment”).   The  amendment  increased  the  number  of
        authorized  shares of common stock from 200 to 20,000,000  shares.  The  amendment  also effected a 640,000 for 1 split  of the  Company’s  issued  and  outstanding  Common  Stock.  Therefore,  as of the date of the
        Amendment,  the 14  shares of no par value  common  stock  that were  outstanding,  was  reclassified  into
        8,960,000 shares of common stock, at $0.001 par value per share.

                                                  (See Attached)

                                                    APPENDIX G

                                   AMCO Transport Holdings, Inc. 2002 Stock Plan

AMCO TRANSPORT HOLDINGS, INC.

                                                   2002 STOCK PLAN

1.       Purpose.

         The purpose of this plan (the "Plan") is to secure for AMCO TRANSPORT  HOLDINGS,  INC. (the "Corporation")
and its  stockholders  the benefits  arising from capital stock ownership by employees,  officers and directors of, and consultants or advisors to, the Corporation and its subsidiary  corporations  who are expected to contribute to the  Corporation's  future  growth and  success.  The Plan permits  grants of options to purchase  shares of Common
Stock,  $.00001 par value per share, of the Corporation  (“Common Stock”) and awards of shares of Common Stock that are restricted as provided in Section 12  (“Restricted  Shares”).  Those  provisions of the Plan which make express reference  to Section 422 of the  Internal  Revenue  Code of 1986,  as amended or  replaced  from time to time (the
"Code"), shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.       Type of Options and Administration.

         (a)      Types of  Options.  Options  granted  pursuant to the Plan shall be  authorized  by action of the
Board of Directors of the  Corporation  (or a Committee  designated  by the Board of  Directors)  and may be either incentive  stock  options  ("Incentive  Stock  Options")  meeting  the  requirements  of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

         (b)      Administration.  The Plan will be  administered  by the Board of  Directors  of the  Corporation,
whose  construction and  interpretation of the terms and provisions of the Plan shall be final and conclusive.  The
Board of Directors may in its sole  discretion  grant  Restricted  Shares and options to purchase  shares of Common
Stock and issue  shares upon  exercise of such  options as  provided in the Plan.  The Board shall have  authority, subject to the express  provisions of the Plan, to construe the respective  option and Restricted  Share agreements and the Plan, to prescribe,  amend and rescind rules and  regulations  relating to the Plan, to determine the terms and provisions of the respective option and Restricted Share agreements,  which need not be identical,  and to make all other  determinations in the judgment of the Board of Directors  necessary or desirable for the  administration of the Plan.  The Board of Directors may correct any defect or supply any omission or reconcile  any  inconsistency in the Plan or in any  option  or  Restricted  Share  agreement  in the  manner  and to the  extent  it shall  deem expedient  to carry the Plan into effect and it shall be the sole and final judge of such  expediency.  No director or person  acting  pursuant to  authority  delegated  by the Board of  Directors  shall be liable for any action or determination  under the Plan made in good faith.  The Board of Directors  may, to the full extent  permitted by or consistent  with applicable  laws or regulations  (including,  without  limitation,  applicable  state law and Rule
16b-3  promulgated  under the Securities  Exchange Act of 1934 (the "Exchange  Act"),  or any successor rule ("Rule
16b-3")),  delegate  any or all of its powers  under the Plan to a committee  (the  "Committee")  appointed  by the
Board of  Directors,  and if the  Committee is so appointed  all  references  to the Board of Directors in the Plan shall mean and relate to such  Committee  with respect to the powers so  delegated.  Any director to whom an option or stock grant is awarded  shall be  ineligible  to vote upon his or her option or stock grant,  but such option or stock grant may be awarded any such director by a vote of the remainder of the directors, except as limited below.

         (c)      Applicability of Rule 16b-3.  Those  provisions of the Plan which make express  reference to Rule
16b-3 shall apply to the Corporation  only at such time as the  Corporation's  Common Stock is registered under the
Exchange  Act, and then only to such persons as are required to file reports  under  Section  16(a) of the Exchange
Act (a "Reporting Person").

         (d)      Compliance  with Section  162(m) of the Code.  Section  162(m) of the Code,  added by the Omnibus
Budget  Reconciliation  Act of  1993,  generally  limits  the tax  deductibility  to  publicly  held  companies  of compensation  in  excess of  $1,000,000  paid to  certain  “covered  employees”  (“Covered  Employees”).  It is the
Corporation’s  intention  to  preserve  the  deductibility  of such  compensation  to the  extent it is  reasonably practicable  and to the extent it is consistent with the  Corporation’s  compensation  objectives.  For purposes of this Plan,  Covered Employees of the Corporation  shall be those employees of the Corporation  described in Section
162(m)(3) of the Code.

         (e)      Special Provisions Applicable to Non-Statutory Options Granted to Covered Employees.  In order for the full value of non-statutory options granted to Covered Employees to be deductible by the Corporation for federal income tax purposes, the Corporation may intend for such non-statutory options to be treated as
“qualified performance based compensation” as described in Treas.  Reg.  §1.162-27(e) (or any successor regulation).  In such case, non-statutory options granted to Covered  Employees shall be subject to the following additional requirements:

                  (i)      such options and rights shall be granted only by the Committee; and

                  (ii)     the  exercise  price of such  options  shall in no  event be less  than the Fair  Market
Value (as defined below) of the Common Stock as of the date of grant of such options.

3.       Eligibility.

         (a)      General.  Options and Restricted Shares may be granted to persons who are, at the time of grant, in a Business Relationship (as defined below) with the Corporation; provided, that Incentive Stock Options may only be granted to individuals who are employees of the Corporation (within the meaning of Section 3401(c) of the Code).  A person who has been granted an option or Restricted  Shares may, if he or she is otherwise  eligible, be granted additional  options or Restricted Shares if the Board of Directors shall so determine.  For purposes of the Plan, “Business  Relationship” means that a person is serving  the Corporation, its parent or any of its subsidiaries in the capacity of an employee, officer, director, advisor or consultant.

         (b)      Grant of Options to Reporting  Persons.  From and after the  registration  of the Common Stock of the  Corporation  under the Exchange Act, the  selection of a director or an officer who is a Reporting  Person (as the terms  "director"  and  "officer"  are  defined for  purposes  of Rule  16b-3) as a  recipient  of an option or
Restricted  Shares,  the timing of the option or Restricted  Share grant,  the exercise price of the option and the number of  Restricted  Shares or shares  subject  to the  option  shall be  determined  either  (i) by the Board of
Directors,  or (ii) by a committee consisting of two or more "Non-Employee  Directors" having full authority to act in the matter.  For the purposes of the Plan, a director  shall be deemed to be a  "Non-Employee  Director" only if such person  qualifies as a "Non-Employee  Director"  within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.       Stock Subject to Plan.

         The stock  subject to options  granted  under the Plan or grants of  Restricted  Shares shall be shares of authorized  but unissued or  reacquired  Common Stock.  Subject to adjustment as provided in Section 16 below,  the maximum  number of  shares  of Common  Stock of the  Corporation  which  may be issued  and sold  under the Plan is
20,000,000  shares.  If any  Restricted  Shares  shall be  reacquired  by the  Corporation,  forfeited or an option granted  under the Plan shall  expire,  terminate or is canceled for any reason  without  having been  exercised in full, the forfeited  Restricted  Shares or  unpurchased  shares subject to such option shall again be available for subsequent  option or Restricted  Share grants under the Plan. No employee  shall be granted  options for more than
2,000,000  shares of Common  Stock,  or awarded  more than  2,000,000  Restricted  Shares under the Plan in any one fiscal year of the Corporation, subject to adjustments as provided in Section 16 of this Plan.

5.       Forms of Option and Restricted Share Agreements.

         As a  condition  to the grant of  Restricted  Shares  or an option  under  the  Plan,  each  recipient  of
Restricted  Shares  or an  option  shall  execute  an  option  or  Restricted  Share  agreement  in such  form  not inconsistent  with the  Plan as may be  approved  by the  Board of  Directors.  Such  option  or  Restricted  Share agreements may differ among recipients.

6.       Purchase Price.

         (a)      General.  The  purchase  price  per share of stock  deliverable  upon the  exercise  of an option shall be determined by the Board of Directors at the time of grant of such option;  provided,  however, that in the case of an Incentive  Stock  Option,  the  exercise  price shall not be less than 100% of the Fair Market Value (as hereinafter  defined) of such  stock,  at the time of grant of such  option,  or less than 110% of such Fair Market
Value in the case of options  described  in  Section  11(b) and  further  provided  in the case of a  non-statutory option  be at no less  than 50% of Fair  Market  Value.  "Fair  Market  Value"  of a share of  Common  Stock of the
Corporation  as of a specified  date for the  purposes  of the Plan shall mean the closing  price of a share of the
Common  Stock on the  principal  securities  exchange  on which  such  shares  are  traded  on the day  immediately preceding the date as of which Fair Market Value is being  determined,  or on the next preceding date on which such shares are traded if no shares were traded on such  immediately  preceding  day, or if the shares are not traded on a  securities  exchange,  Fair Market  Value shall be deemed to be the average of the high bid and low asked prices of the shares in the  over-the-counter  market on the day  immediately  preceding  the date as of which Fair Market
Value  is being  determined  or on the next  preceding  date on which  such  high  bid and low  asked  prices  were recorded.  If the shares are not publicly  traded,  Fair Market Value of a share of Common Stock  (including in the case of any  repurchase of shares,  any  distributions  with respect  thereto which would be  repurchased  with the shares)  shall be  determined  in good  faith by the Board of  Directors.  In no case shall  Fair  Market  Value be determined  with regard to  restrictions  other than  restrictions  which,  by their terms,  will never lapse.  The
Board of  Directors  may also permit  optionees,  either on a  selective  or  aggregate  basis,  to  simultaneously exercise  options  and sell the  shares of Common  Stock  thereby  acquired,  pursuant  to a  brokerage  or similar arrangement,  approved in advance by the Board of  Directors,  and to use the proceeds from such sale as payment of the purchase price of such shares.

         (b)      Payment of  Purchase  Price.  Options  granted  under the Plan may provide for the payment of the exercise  price by delivery of cash or a check to the order of the  Corporation  in an amount equal to the exercise price of such  options,  or, to the extent  provided in the  applicable  option  agreement,  (i) by delivery to the
Corporation of shares of Common Stock of the  Corporation  having a Fair Market Value on the date of exercise equal in amount to the  exercise  price of the  options  being  exercised,  (ii) by any other means  (including,  without limitation,  by delivery of a promissory  note of the optionee  payable on such terms as are specified by the Board of  Directors)  which the Board of  Directors  determines  are  consistent  with the  purpose  of the Plan and with applicable  laws and  regulations  (including,  without  limitation,  the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment.

7.       Option Period.

         Subject to earlier  termination  as provided  in the Plan,  each  option and all rights  thereunder  shall expire on such date as  determined  by the Board of Directors  and set forth in the  applicable  option  agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8.       Exercise of Options.

         Each option granted under the Plan shall be  exercisable  either in full or in  installments  at such time or times and during such period as shall be set forth in the option  agreement  evidencing such option,  subject to the  provisions of the Plan.  No option  granted to a Reporting  Person for purposes of the Exchange Act,  however, shall be  exercisable  during the first six months  after the date of grant.  Subject  to the  requirements  in the immediately  preceding  sentence,  if an option is not at the time of grant immediately  exercisable,  the Board of
Directors may (i) in the agreement  evidencing  such option,  provide for the  acceleration of the exercise date or dates of the  subject  option  upon the  occurrence  of  specified  events,  and/or  (ii) at any time  prior to the complete  termination of an option,  accelerate the exercise date or dates of such option,  unless it would violate section 422D(i) of the Code.

9.       Nontransferability of Options.

         No option  granted under this Plan shall be assignable or otherwise  transferable  by the optionee  except by will or by the laws of descent and distribution or pursuant to a qualified  domestic  relations order as defined in the Code or Title I of the Employee  Retirement Income Security Act, or the rules  thereunder.  An option may be exercised  during the  lifetime of the  optionee  only by the  optionee.  In the event an optionee  dies during his employment by the Corporation or any of its  subsidiaries,  or during the three-month  period following the date of termination of such  employment,  his option shall  thereafter be exercisable,  during the period  specified to the full extent to which such option was  exercisable  by the  optionee at the time of his death during the periods set forth in Section 10 or 11(d).  If any optionee  should attempt to dispose of or encumber his or her options,  other than in accordance with the applicable terms of this Plan or the applicable option  agreement,  his or her interest in such options shall terminate.

10.      Effect of Termination of Employment or Other Relationship.

         Except as  provided  in Section  11(d)  with  respect  to  Incentive  Stock  Options,  and  subject to the provisions of the Plan, an optionee may exercise an option (but only to the extent such option was  exercisable  at the time of  termination of the  optionee’s  employment or other  relationship  with the  Corporation)  at any time within three (3) months  following the  termination of the  optionee's  employment or other  relationship  with the
Corporation  or within one (1) year if such  termination  was due to the death or disability of the optionee,  but, except in the case of the  optionee's  death,  in no event later than the  expiration  date of the  Option.  If the termination of the optionee's  employment is for cause or is otherwise  attributable to a breach by the optionee of an employment  or  confidentiality  or  non-disclosure  agreement,  the option shall expire  immediately  upon such termination.  The Board of Directors  shall have the power to determine  what  constitutes a termination  for cause or a breach of an  employment  or  confidentiality  or  non-disclosure  agreement,  whether  an  optionee  has been terminated  for cause or has breached  such an  agreement,  and the date upon which such  termination  for cause or breach occurs.  Any such determinations shall be final and conclusive and binding upon the optionee.

11.      Incentive Stock Options.

         Options  granted  under the Plan which are intended to be Incentive  Stock Options shall be subject to the following additional terms and conditions:

         (a)      Express  Designation.  All Incentive  Stock Options  granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

         (b)      10%  Stockholder.  If any employee to whom an Incentive  Stock Option is to be granted  under the
Plan is,  at the time of the  grant of such  option,  the  owner of stock  possessing  more  than 10% of the  total combined  voting power of all classes of stock of the  Corporation  (after taking into account the  attribution  of stock ownership rules of Section 424(d) of the Code),  then the following  special  provisions  shall be applicable to the Incentive Stock Option granted to such individual:

                  (i)      The  purchase  price per share of the Common  Stock  subject to such  Incentive
         Stock  Option  shall not be less than 110% of the Fair Market  Value of one share of Common Stock at the time of grant; and

                  (ii)     the option exercise period shall not exceed five years from the date of grant.

         (c)      Dollar  Limitation.  For so long as the Code shall so provide,  options  granted to any  employee under the Plan (and any other  incentive  stock option plans of the  Corporation)  which are intended to constitute
Incentive  Stock  Options shall not  constitute  Incentive  Stock  Options to the extent that such options,  in the aggregate,  become  exercisable  for the first time in any one  calendar  year for  shares of Common  Stock with an aggregate  Fair Market Value,  as of the  respective  date or dates of grant,  of more than $100,000 (or such other limitations as the Code may provide).

         (d)      Termination  of  Employment,  Death or  Disability.  No  Incentive  Stock Option may be exercised unless,  at the time of such exercise,  the optionee is, and has been  continuously  since the date of grant of his or her option, employed by the Corporation, except that:

                  (i)      an Incentive  Stock  Option may be exercised  within the period of three months after the date the optionee  ceases to be an employee of the  Corporation  (or within such lesser period as may be specified in the  applicable  option  agreement),  provided,  that the agreement with respect to such option may designate a longer  exercise  period and that the exercise  after such  three-month  period  shall be treated as the exercise of a  non-statutory  option under the
         Plan;

                  (ii)     if the optionee  dies while in the employ of the  Corporation,  or within three months  after the  optionee  ceases to be such an  employee,  the  Incentive  Stock Option may be exercised  by the  person  to  whom  it is  transferred  by  will  or the  laws  of  descent  and distribution  within  the  period  of one year  after the date of death (or  within  such  lesser period as may be specified in the applicable option agreement); and

                  (iii) if the optionee  becomes  disabled  (within the meaning of Section 22(e)(3) of the
         Code or any successor  provisions thereto) while in the employ of the Corporation,  the Incentive
         Stock  Option may be exercised  within the period of one year after the date the optionee  ceases to be such an  employee  because of such  disability  (or  within  such  lesser  period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted  hereunder,  "employment"  shall be defined in accordance  with
the  provisions  of  Section   1.421-7(h)  of  the  Incoming  Tax  Regulations  (or  any  successor   regulations).
Notwithstanding the foregoing provisions no Incentive Stock Option may be exercised after its expiration date.

12.      Restricted Shares.

         (a) Awards.  The Board of Directors may from time to time in its  discretion  award  Restricted  Shares to eligible  participants  under the Plan and may determine the number of Restricted  Shares awarded and the terms and conditions of, and the amount of payment,  if any, to be made by these  participants  for such  Restricted  Shares.
Each award of Restricted Shares will be evidenced by a written  agreement  executed on behalf of the Corporation by one or more members of the Board of Directors and containing  terms and conditions not  inconsistent  with the Plan as the Board of Directors shall determine to be appropriate in its sole discretion.

         (b)      Restricted  Period;  Lapse of  Restrictions.  At the time an award of Restricted  Shares is made, the Board of Directors shall establish a period of time (the  “Restricted  Period”)  applicable to such award which shall not be less than one year nor more than ten years.  Each  award of  Restricted  Shares  may have a  different
Restricted  Period. In lieu of establishing a Restricted  Period,  the Committee may establish  restrictions  based only on the  achievement of specified  performance  measures.  At the time an award is made, the Board of Directors may, in its  discretion,  prescribe  conditions for the  incremental  lapse of  restrictions  during the Restricted
Period and for the lapse of termination of restrictions  upon the occurrence of other  conditions in addition to or other than the  expiration of the Restricted  Period with respect to all or any portion of the  Restricted  Shares.
Such  conditions may include,  without  limitation,  the death or disability of the  participant to whom Restricted
Shares are awarded,  retirement of the  participant  pursuant to normal or early  retirement  under any  retirement plan  of  the  Corporation  or  termination  by  the  Corporation  of  the  participant’s  employment  or  Business
Relationship  other than for cause,  or the occurrence of a change in control of the  Corporation.  Such conditions may also include performance  measures,  which, in the case of any such award of Restricted Shares to a participant who is a “covered  employee”  within the  meaning of Section  162(m) of the Code,  shall be based on one or more of the  following  criteria:  earnings  per share,  market  value per share,  return on  invested  capital,  return on operating  assets and return on equity.  The Board of Directors may also, in its  discretion,  shorten or terminate the Restricted  Period or waive any conditions for the lapse or termination of restrictions  with respect to all or any portion of the Restricted Shares at any time after the date the award is made.

         (c)      Rights of Holder;  Limitations  Thereon.  Upon an award of Restricted Shares, a stock certificate representing the number of Restricted  Shares awarded to the participant  shall be registered in the  participant’s name and,  at the  discretion  of the Board of  Directors,  will be either  delivered  to the  participant  with an appropriate  legend  or  held  in  custody  by the  Corporation  or a  bank  for  the  participant’s  account.  The participant  shall  generally  have the  rights and  privileges  of a  stockholder  as to such  Restricted  Shares, including the right to vote such Restricted  Shares,  except that the following  restrictions shall apply: (i) with respect to each Restricted  Share, the participant  shall not be entitled to delivery of an unlegended  certificate until the  expiration nor  termination  of the Restricted  Period,  and the  satisfaction  of any other  conditions prescribed by the Board of  Directors,  relating to such  Restricted  Share;  (ii) with respect to each  Restricted
Share, such share may not be sold,  transferred,  assigned,  pledged, or otherwise  encumbered or disposed of until the expiration of the Restricted  Period,  and the satisfaction of any other conditions  prescribed by the Board of
Directors,  relating to such  Restricted  Share  (except,  subject to the  provisions  of the  participant’s  stock restriction  agreement,  by will or the laws of descent  and  distribution  or  pursuant  to a  qualified  domestic relations  order as defined by the Code or Title I of ERISA or the rules  promulgated  thereunder) and (iii) all of the  Restricted  Shares as to which  restrictions  have not at the time lapsed shall be forfeited and all rights of the  participant  to  such  Restricted  Shares  shall  terminate  without  further  obligation  on the  part of the
Corporation  unless the  participant  has remained in a Business  Relationship  with the  Corporation or any of its subsidiaries  until the  expiration or  termination  of the  Restricted  Period and the  satisfaction  of any other conditions  prescribed by the Board of Directors  applicable to such Restricted Shares.  Upon the forfeiture of any
Restricted  Shares,  such forfeited  shares shall be transferred to the  Corporation  without further action by the participant.  At the  discretion  of the  Board  of  Directors,  cash  and  stock  dividends  with  respect  to the
Restricted  Shares may be either currently paid or withheld by the Corporation for the participant’s  account,  and interest  may be paid on the amount of cash  dividends  withheld at a rate and subject to such terms as  determined by the Board of Directors.  The participant  shall have the same rights and privileges,  and be subject to the same restrictions, with respect to any shares received pursuant to Section 16 hereof.

         (d)      Delivery of  Unrestricted  Shares.  Upon the expiration or  termination of the Restricted  Period and the satisfaction of any other conditions prescribed by the Board of Directors,  the restrictions  applicable to the  Restricted  Shares shall lapse and a stock  certificate  for the number of  Restricted  Shares with respect to which the  restrictions  have lapsed  shall be  delivered,  free of all such  restrictions,  except any that may be imposed by law including without  limitation  securities laws, to the participant or the participant’s  beneficiary or estate,  as the case may be. The  Corporation  shall not be required to deliver any  fractional  share of Common
Stock but will pay, in lieu thereof,  the fair market value  (determined as of the date the restrictions  lapse) of such fractional share to the participant or the participant’s beneficiary or estate, as the case may be.

13.      Additional Provisions.

         (a)      Additional  Provisions.  The Board of Directors may, in its sole discretion,  include  additional provisions in option or Restricted  Stock  agreements  covering options or Restricted Stock granted under the Plan, including without limitation,  restrictions on transfer,  repurchase rights,  rights of first refusal,  commitments to pay cash  bonuses,  to make,  arrange for or guaranty  loans or to transfer  other  property to  optionees  upon exercise of options,  or such other  provisions as shall be determined  by the Board of Directors;  provided,  that such  additional  provisions  shall not be  inconsistent  with any  other  term or  condition  of the Plan and such additional  provisions  shall not cause any Incentive  Stock Option granted under the Plan to fail to qualify as an
Incentive Stock Option within the meaning of Section 422 of the Code.

         (b)      Acceleration,  Extension,  Etc.  The  Board  of  Directors  may,  in  its  sole  discretion,  (i)
accelerate  the date or dates on which  all or any  particular  option  or  options  granted  under the Plan may be exercised or (ii) extend the dates during which all, or any  particular,  option or options  granted under the Plan may be  permitted  if it would not cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3
(if applicable).

14.      General Restrictions.

         (a)      Investment  Representations.  The Corporation  may require any person to whom  Restricted  Shares or an option is granted,  as a condition of receiving such  Restricted  Shares or exercising  such option,  to give written  assurances  in  substance  and form  satisfactory  to the  Corporation  to the effect  that such person is acquiring the  Restricted  Shares or Common Stock  subject to the option for his or her own account for  investment and not with any present  intention of selling or otherwise  distributing  the same,  and to such other  effects as the  Corporation  deems  necessary or appropriate in order to comply with federal and applicable  state  securities laws, or with covenants or  representations  made by the  Corporation in connection with any public offering of its
Common Stock.

         (b)      Compliance with  Securities  Law. Each option and grant of Restricted  Shares shall be subject to the requirement  that if, at any time,  counsel to the Corporation  shall determine that the listing,  registration or  qualification of the Restricted  Shares or shares subject to such option upon any securities  exchange or under any state or federal  law,  or the  consent  or  approval  of any  governmental  or  regulatory  body,  or that the disclosure of non-public  information or the  satisfaction  of any other  condition is necessary as a condition of, or in connection with the issuance or purchase of shares  thereunder,  such Restricted  Shares shall not be granted and such option may not be  exercised,  in whole or in part,  unless  such  listing,  registration,  qualification, consent or  approval,  or  satisfaction  of such  condition  shall have been  effected or  obtained  on  conditions acceptable to the Board of Directors.  Nothing  herein shall be deemed to require the  Corporation  to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

15.      Rights as a Stockholder.

         The holder of an option shall have no rights as a  stockholder  with respect to any shares  covered by the option (including,  without limitation,  any rights to receive dividends or non-cash  distributions with respect to such shares) until the date of issue of a stock  certificate  to him or her for such shares.  No  adjustment  shall be made for  dividends  or other  rights for which the record date is prior to the date such stock  certificate  is issued.

16.      Adjustment Provisions for Recapitalization, Reorganizations and Related Transactions.

         (a)      Recapitalization and Related  Transactions.  If, through or as a result of any  recapitalization, reclassification,  stock  dividend,  stock  split,  reverse  stock  split or  other  similar  transaction,  (i) the outstanding  shares of Common Stock are increased,  decreased or exchanged for a different number or kind of shares or other  securities of the  Corporation,  or (ii) additional  shares or new or different  shares or other non-cash assets are  distributed  with  respect to such  shares of Common  Stock or other  securities,  an  appropriate  and proportionate  adjustment  shall be made in (x) the maximum  number and kind of shares  reserved for issuance under the Plan, (y) the number and kind of Restricted  Shares granted and shares or other securities  subject to any then outstanding  options  under the Plan,  and (z) the exercise  price for each share  subject to any then  outstanding options  under  the  Plan,  without  changing  the  aggregate  purchase  price  as to  which  such  options  remain exercisable.  Notwithstanding  the  foregoing,  no  adjustment  shall be made  pursuant to this  Section 16 if such adjustment  (i) would  cause the Plan to fail to comply  with  Section  422 of the Code or with Rule  16b-3 or (ii)
would be considered as the adoption of a new plan requiring stockholder approval.

         (b)      Reorganization,  Merger and  Related  Transactions.  If the  Corporation  shall be the  surviving
corporation  in  any  reorganization,   merger  or  consolidation  of  the  Corporation  with  one  or  more  other corporations,  any then outstanding  Restricted  Shares or option granted pursuant to the Plan shall pertain to and apply to the  securities  to which a holder of the  number of shares of Common  Stock  subject  to such  Restricted
Shares or options would have been entitled  immediately  following such  reorganization,  merger, or consolidation, with a  corresponding  proportionate  adjustment of the purchase price as to which such options may be exercised so that the  aggregate  purchase  price as to which such options may be exercised  shall be the same as the  aggregate purchase  price as to which  such  options  may be  exercised  for the  shares  remaining  subject  to the  options immediately prior to such reorganization, merger, or consolidation.

         (c) Board  Authority  to Make  Adjustments.  Any  adjustments  made under this  Section 16 will be made by the Board of Directors,  whose  determination as to what  adjustments,  if any, will be made and the extent thereof will be final,  binding and conclusive.  No fractional  shares will be issued under the Plan on account of any such adjustments.

17.      Merger, Consolidation, Asset Sale, Liquidation, Etc.

         (a)      General.  In the  event  of a  consolidation  or  merger  in  which  the  Corporation  is not the surviving  corporation,  or sale of all or substantially  all of the assets of the Corporation in which outstanding shares of Common Stock are exchanged for  securities,  cash or other property of any other  corporation or business entity or in the event of a liquidation of the Corporation  (collectively,  a "Corporate  Transaction"),  the Board of Directors of the  Corporation,  or the board of directors of any  corporation  assuming the  obligations  of the
Corporation,  may, in its discretion,  take any one or more of the following  actions,  as to outstanding  options:
(i) provide that such Restricted  Shares or options shall be assumed,  or equivalent  Restricted  Shares or options shall be  substituted,  by the acquiring or succeeding  corporation  (or an affiliate  thereof),  provided that any such options  substituted  for Incentive  Stock Options shall meet the  requirements of Section 424(a) of the Code,
(ii) upon written notice,  provide that all unexercised  options and Restricted  Shares will terminate  immediately prior to the  consummation  of such  transaction  unless  such  options  are  exercised  by the  optionee  within a specified period following the date of such notice,  (iii) in the event of a Corporate  Transaction under the terms of which holders of the Common Stock of the Corporation will receive upon  consummation  thereof a cash payment for each share surrendered in the Corporate  Transaction (the "Transaction  Price"), make or provide for a cash payment to the optionees  equal to the difference  between (A) the  Transaction  Price times the number of shares of Common
Stock  subject  to such  outstanding  options  (to the  extent  then  exercisable  at  prices  not in excess of the
Transaction  Price) and (B) the  aggregate  exercise  price of all such  outstanding  options in  exchange  for the termination of such options,  and (iv) provide that all  restrictions  on Restricted  Shares shall lapse in full or in part and all or any outstanding  options shall become  exercisable in full or in part immediately  prior to such event.

         (b)      Substitute  Restricted  Shares  or  Options.  The  Corporation  may  grant  Restricted  Shares or options  under the Plan in  substitution  for  Restricted  Shares or options held by  employees  or other  eligible persons of another  corporation who become employees or other eligible persons of the Corporation,  or a subsidiary of the Corporation,  as the result of a merger or  consolidation of the employing  corporation with the Corporation or a  subsidiary  of  the  Corporation,  or as a  result  of the  acquisition  by  the  Corporation,  or one of its subsidiaries,  of  property or stock of the  employing  corporation.  The  Corporation  may direct that  substitute
Restricted  Shares or  options  be  granted  on such  terms and  conditions  as the  Board of  Directors  considers appropriate in the circumstances.

18.      No Special Employment Rights.

         Nothing  contained  in the Plan or in any  Restricted  Share or option  agreement  shall  confer  upon any holder of  Restricted  Shares or optionee any right with respect to the  continuation  of his or her  employment or other Business  Relationship  with the Corporation or interfere in any way with the right of the Corporation at any time to terminate such  employment or other Business  Relationship  or to increase or decrease the  compensation of the optionee.

19.      Other Employee Benefits.

         Except  as to plans  which by their  terms  include  such  amounts  as  compensation,  the  amount  of any compensation  deemed to be  received  by an  employee  as a result of the  grant of  Restricted  Shares or lapse of restrictions  thereon,  the  exercise  of an option  or the sale of shares  received  upon such  exercise  will not constitute  compensation  with  respect to which any other  employee  benefits  of such  employee  are  determined, including,  without  limitation,  benefits  under any bonus,  pension,  profit-sharing,  life  insurance  or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20.      Amendment of the Plan.

         (a)      The Board of Directors  may at any time,  and from time to time,  modify or amend the Plan in any respect,  except that if at any time the approval of the  stockholders of the Corporation is required under Section
422 of the Code or any  successor  provision  with respect to Incentive  Stock  Options,  or under Rule 16b-3,  the
Board of Directors may not effect such modification or amendment without such approval.

         (b)      The termination or any  modification  or amendment of the Plan shall not,  without the consent of an  optionee  or holder of  Restricted  Shares,  affect  his or her rights  under an option or grant of  Restricted
Shares  previously  granted  to him or her.  With the  consent  of the  optionee  or  holder of  Restricted  Shares affected,  the Board of Directors  may amend  outstanding  option or  Restricted  Share  agreements in a manner not inconsistent  with the  Plan.  The Board of  Directors  shall  have the right to amend or modify  (i) the terms and provisions  of the Plan and of any  outstanding  Incentive  Stock  Options  granted  under  the Plan to the  extent necessary to qualify any or all such options for such favorable  federal income tax treatment  (including  deferral of taxation upon  exercise) as may be afforded  incentive  stock options under Section 422 of the Code and (ii) the terms and  provisions  of the Plan and of any  outstanding  option  or grant of  Restricted  Shares  to the  extent necessary to ensure the qualification of the Plan under Rule 16b-3.

21.      Withholding.

         (a)      The  Corporation  shall have the right to deduct from  payments of any kind  otherwise due to the optionee  or holder of  Restricted  Shares any  federal,  state or local  taxes of any kind  required  by law to be withheld with respect to any shares issued upon exercise of options or lapse of restrictions  on Restricted  Shares under the Plan.  Subject to the prior  approval of the  Corporation,  which may be withheld by the  Corporation  in its sole discretion,  the optionee or holder of Restricted Shares may elect to satisfy such  obligations,  in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock  otherwise  issuable  pursuant to the exercise of an option or lapse of  restrictions  on  Restricted  Shares or (ii) by  delivering  to the  Corporation shares of Common Stock  already owned by the optionee or holder of  Restricted  Shares.  The shares so delivered or withheld  shall have a Fair Market  Value equal to such  withholding  obligation  as of the date that the amount of tax to be withheld is to be  determined.  An optionee who has made an election  pursuant to this Section  21(a) may satisfy  his or her  withholding  obligation  only with  shares  of  Common  Stock  which  are not  subject  to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b)      The  acceptance  of shares of Common  Stock upon  exercise of an  Incentive  Stock  Option  shall constitute  an agreement by the  optionee (i) to notify the  Corporation  if any or all of such shares are disposed of by the  optionee  within two years  from the date the  option  was  granted or within one year from the date the shares were  transferred  to the optionee  pursuant to the exercise of the option,  and (ii) if required by law, to remit to the Corporation,  at the time of and in the case of any such disposition,  an amount sufficient to satisfy the Corporation's  federal,  state and local withholding tax obligations with respect to such disposition,  whether or not, as to both (i) and (ii), the optionee is in the employ of the Corporation at the time of such disposition.

         (c)      Notwithstanding  the  foregoing,  in the case of a  Reporting  Person  whose  options  have  been granted in  accordance  with the  provisions  of Section 3(b) herein,  no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

22.      Cancellation and New Grant of Options, Etc.

         The Board of Directors  shall have the  authority to effect,  at any time and from time to time,  with the consent of the affected  optionees or holder of Restricted  Shares:  (i) the cancellation of any or all outstanding options  under the Plan and the grant in  substitution  therefor of new options under the Plan covering the same or different  numbers of shares of Common  Stock and having an option  exercise  price per share which may be lower or higher than the  exercise  price per share of the  canceled  options or (ii) the  amendment of the terms of any and all  outstanding  options  under the Plan to provide an option  exercise  price per share  which is higher or lower than the then current exercise price per share of such outstanding options.

23.      Effective Date and Duration of the Plan.

         (a)      Effective  Date. The Plan shall become  effective when adopted by the Board of Directors,  but no
Incentive  Stock Option granted under the Plan shall become  exercisable  unless and until the Plan shall have been approved by the  Corporation's  stockholders.  If such  stockholder  approval is not  obtained  within  twelve (12)
months after the date of the Board's  adoption of the Plan, no options  previously  granted under the Plan shall be deemed to be Incentive  Stock Options and no Incentive  Stock Options  shall be granted  thereafter.  Amendments to the Plan not  requiring  stockholder  approval  shall  become  effective  when  adopted by the Board of  Directors;
amendments  requiring  stockholder  approval (as provided in Section 20) shall become effective when adopted by the
Board of  Directors,  but no  Incentive  Stock  Option  granted  after  the  date of such  amendment  shall  become exercisable  (to the extent that such  amendment to the Plan was required to enable the  Corporation  to grant such
Incentive  Stock Option to a particular  optionee)  unless and until such amendment shall have been approved by the
Corporation's  stockholders.  If such  stockholder  approval  is not  obtained  within  twelve  (12)  months of the
Board's  adoption of such  amendment,  any Incentive  Stock Options  granted on or after the date of such amendment shall  terminate  to the extent that such  amendment to the Plan was  required to enable the  Corporation  to grant such option to a particular  optionee.  Subject to this  limitation,  options may be granted  under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b)      Termination.  Unless sooner  terminated in accordance  with Section 17, the Plan shall  terminate upon the earlier of (i) the close of business on the day next  preceding the tenth  anniversary  of the date of its adoption by the Board of  Directors,  or (ii) the date on which all shares  available  for issuance  under the Plan shall have been issued pursuant to the exercise or  cancellation of Restricted  Shares or options granted under the
Plan. If the date of termination is determined under (i) above,  then Restricted  Shares or options  outstanding on such date shall continue to have force and effect in accordance with the provisions of the  instruments  evidencing such Restricted Shares or options.

24.      Governing Law.

         The  provisions of this Plan shall be governed and  construed in accordance  with the laws of the State of
New York without regard to the principles of conflicts of laws.

                                                  Adopted by the Board of Directors on April 23, 2002

                                                    APPENDIX H

                        AMCO Transport Holdings, Inc. 2002 Employee Stock Compensation Plan

                                           AMCO TRANSPORT HOLDINGS, INC.

                                       2002 EMPLOYEE STOCK COMPENSATION PLAN

         1.       Purpose of the Plan.

         This 2002 Employee Stock Compensation Plan ("Plan") is intended to further the growth and advance the best interests of AMCO TRANSPORT HOLDINGS, INC., a Delaware corporation (the "Company"), and Affiliated
Corporations, by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and Affiliate Corporations. This Plan provides for stock compensation through the award of the Company's Common
Stock.

         2.       Definitions.

         Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth in this section:

         "Act" means the U.S. Securities Act of 1933, as amended.

         "Affiliated Corporation" means any Parent or Subsidiary of the Company.

         "Award" or "grant" means any grant or sale of Common Stock made under this Plan.

         "Board of Directors" means the Board of Directors of the Company. The term "Committee" is defined in
Section 4 of this Plan.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" or "Common Shares" means the common stock, $0.00001 par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

         "Date of Grant" means the day the Committee authorizes the grant of Common Stock or such later date as may be specified by the Committee as the date a particular award will become effective.

         "Employee" means and includes the following persons: (i) executive officers, officers and directors
(including advisory and other special directors) of the Company or an Affiliated Corporation; (ii) full-time and part-time employees of the Company or an Affiliated Corporation; (iii) natural persons engaged by the Company or an Affiliated Corporation as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company or an Affiliated Corporation.

         "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

         "Participant" means an Employee to whom an Award of Plan Shares has been made.

         "Plan Shares" means shares of Common Stock from time to time subject to this Plan.

         "Subsidiary" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

         3.       Effective Date of the Plan.

         The effective date of this Plan is April 19, 2002.  No Plan Shares may be issued after April 18, 2012.

         4.       Administration of the Plan.

         The Compensation Committee of the Board of Directors ("Committee"), and in default of the appointment or continued existence of such Committee, the Board of Directors will be responsible for the administration of this
Plan, and will have sole power to award Common Shares under this Plan. Subject to the express provisions of this
Plan, the Committee shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of this
Plan.  Awards of Plan Shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an Employee as herein provided.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect.  Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive.

         5.       Stock Subject to the Plan.

         The maximum number of Plan Shares which may be awarded under this Plan is 20,000,000 shares.

         6.       Persons Eligible to Receive Awards.

         Awards may be granted only to Employees (as herein defined).

         7.       Grants or Awards of Plan Shares.

         Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Plan Shares are to be granted, and the number of Plan Shares to be awarded to each Employee.
A grant to an Employee may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law; Plan Shares awarded other than for services rendered shall be sold at not less than the fair value thereof on the date of grant.  No grant will be made if, in the judgment of the
Committee, such a grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.

         8.       Delivery of Stock Certificates.

         As promptly as practicable after authorizing an award of Plan Shares, the Company shall deliver to the person who is the recipient of the award, a certificate or certificates registered in that person's name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the
Act, each certificate evidencing Plan Shares shall bear a legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act. In the absence of registration under the Act, any person awarded Plan Shares may be required to execute and deliver to the Company an investment letter, satisfactory in form and substance to the Company, prior to issuance and delivery of the shares. An award may be made under this Plan wherein the Plan Shares may be issued only after registration under the Act.

         9.       Assignability.

         An award of Plan Shares may not be assigned. Plan Shares themselves may be assigned only after such shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

         10.      Employment not Conferred.

         Nothing in this Plan or in the award of Plan Shares shall confer upon any Employee the right to continue in the employ of the Company or Affiliated Corporation nor shall it interfere with or restrict in any way the lawful rights of the Company or any Affiliated Corporation to discharge any Employee at any time for any reason whatsoever, with or without cause.

         11.      Laws and Regulations.

         The obligation of the Company to issue and deliver Plan Shares following an award under this Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the
Act or any other applicable laws, rules or regulations.

         12.      Withholding of Taxes.

         If subject to withholding tax, the Company or any Affiliated Corporation may require that the Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company or Affiliated
Corporation is required to withhold by reason of granting Plan Shares, in such amount as the Company or
Affiliated Corporation in its discretion may determine.  In lieu of part or all of any such payment, the Employee may elect to have the Company or Affiliated Corporation withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations.  If the Company or Affiliated Corporation becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of
Plan Shares, and the Employee fails to provide the Company or Affiliated Corporation with the funds with which to pay that withholding tax, the Company or Affiliated Corporation may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any required or permitted withholding), until the Company or Affiliated Corporation has been reimbursed for the entire withholding tax it was required to pay in respect of the award of Plan Shares.

         13.      Reservation of Shares.

         The stock subject to this Plan shall, at all times, consist of authorized but unissued Common Shares, or previously issued shares of Common Stock reacquired or held by the Company or an Affiliated Corporation equal to the maximum number of shares the Company may be required to issue as stated in
Section 5 of this Plan, and such number of Common Shares hereby is reserved for such purpose.

                                                         3

         14.      Amendment and Termination of the Plan.

         The Committee may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in Section 3 of this Plan or the date when all Plan Shares have been issued. The Committee shall have absolute discretion to amend this Plan, subject only to those limitations expressly set forth herein; however, the Committee shall have no authority to extend the term of this Plan, to increase the number of Plan Shares subject to award under this Plan or to amend the definition of "Employee" herein.

         15.      Delivery of Plan.

         A copy or description (for which a prospectus registering the Plan Shares will serve) of this Plan shall be delivered to every person to whom an award of Plan Shares is made. The Secretary of the Company may, but is not required to, also deliver a copy of the resolution or resolutions of the Committee authorizing the award.

         16.      Liability.

         No member of the Board of Directors, the Committee or any other committee of directors, or officers, employees or agents of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

         17.      Miscellaneous Provisions.

         The place of administration of this Plan shall be in the State of New York (or subsequently, wherever the Company's principal executive offices are located), and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the State of New York or subsequent state of domicile, should the Company be redomiciled.
Without amending this Plan, the Committee may issue Plan Shares to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries.  All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

         18.      Reorganizations and Recapitalizations of the Company.

                  (a)      The shares of Common Stock subject to this Plan are shares of the Common Stock of the
Company as currently constituted. If, and whenever, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Common Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the
Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Common Stock subject to this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

                  (b)      Except as expressly provided above, the Company's issuance of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common
Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Plan.

         By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 2002 Employee Stock Compensation Plan of the Company as adopted by the Board of Directors of the Company on April 23, 2002.

DATED: April 23, 2002

                                   AMCO TRANSPORT HOLDINGS, INC.

(SEAL)

                               By:___/s/ Wilson Cheng_________________
                                    Name: Wilson Cheng
                                    Title: Chief Executive Officer

                               By:___/s/ Vivian Cheng_________________
                                    Name: Vivian Cheng
                                    Title: Secretary